OFFICE LEASE between 300 PARK AVE. SO. L.L.C., as Landlord and 1STDIBS.COM, INC., as Tenant 300 Park Avenue South New York, New York November __, 2023 066855.0000112 DMS 304024978v8 DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F 3

DocuSign Envelope ID: 888CF039-07D3-496C-95C7-52F6CAE9878F

TABLE OF CONTENTS

ARTICLE 1 BASIC LEASE PROVISIONS; ADDITIONAL DEFINITIONS 1

ARTICLE 2 PREMISES, TERM, RENT 11

ARTICLE 3 USE AND OCCUPANCY 13

ARTICLE 4 CONDITION OF THE PREMISES 14

ARTICLE 5 ALTERATIONS 16

ARTICLE 6 REPAIRS 19

ARTICLE 7 TAXES AND OPERATING EXPENSES 20

ARTICLE 8 REQUIREMENTS OF LAW 28

ARTICLE 9 SUBORDINATION 30

ARTICLE 10 SERVICES 33

ARTICLE 11 INSURANCE; PROPERTY LOSS OR DAMAGE 37

ARTICLE 12 EMINENT DOMAIN 42

ARTICLE 13 ASSIGNMENT AND SUBLETTING 43

ARTICLE 14 ACCESS TO PREMISES 52

ARTICLE 15 DEFAULT 53

ARTICLE 16 LANDLORD'S RIGHT TO CURE; FEES AND EXPENSES 57

ARTICLE 17 NO REPRESENTATIONS BY LANDLORD; LANDLORD'S APPROVAL 58

ARTICLE 18 END OF TERM 58

ARTICLE 19 QUIET ENJOYMENT 59

ARTICLE 20 NO SURRENDER; NO WAIVER 60

ARTICLE 21 WAIVER OF TRIAL BY JURY; COUNTERCLAIM 60

ARTICLE 22 NOTICES 61

ARTICLE 23 RULES AND REGULATIONS 61

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ii ARTICLE 24 BROKER ............................................................................................................ 61 ARTICLE 25 INDEMNITY ....................................................................................................... 62 ARTICLE 26 MISCELLANEOUS ............................................................................................... 63 ARTICLE 27 LETTERS OF CREDIT ............................................................................................ 69 ARTICLE 28 SIGNAGE ........................................................................................................... 71 ARTICLE 29 RENEWAL TERM ................................................................................................ 71 ARTICLE 30 RIGHT OF FIRST OFFER ....................................................................................... 74 ARTICLE 31 COVID-19 .......................................................................................................... 77 Exhibits Exhibit A Premises Floor Plan Exhibit B Landlord’s Work Exhibit C Cleaning Specifications Exhibit D Rules and Regulations Exhibit E Tenant Deliveries Exhibit F Form of Letter of Credit Exhibit G Provisions re Use of Roof Deck Exhibit H Form of Commencement Date Agreement DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

1 OFFICE LEASE THIS OFFICE LEASE (this “Lease”) is made as of November __, 2023 (the “Effective Date”), between 300 PARK AVE. SO. L.L.C., a New York limited liability company (“Landlord”), and 1STDIBS.COM, INC., a Delaware corporation (“Tenant”). Landlord and Tenant hereby agree as follows: ARTICLE 1 BASIC LEASE PROVISIONS; ADDITIONAL DEFINITIONS Section 1.1 Basic Lease Terms. The following terms (“Basic Lease Terms”) have the following meanings when used in this Lease: Premises The entire leasable area of the 10th floor of the Building, as more particularly shown as the hatched area on Exhibit A, collectively (together with any other premises at the Building leased to Tenant hereunder from time to time). Building The building, fixtures, equipment and other improvements and appurtenances now located or hereafter erected, located or placed upon the land known as 300 Park Avenue South, New York, New York. Real Property The Building, together with the plot of land upon which it stands. Commencement Date The date on which the Premises are delivered to Tenant in the Delivery Condition (hereinafter defined), provided that Landlord shall provide Tenant with notice at least three (3) days prior to such delivery. Rent Commencement Date The date that is seven (7) months after the Commencement Date. Expiration Date The last day of the fifth (5th) Lease Year (the “Initial Expiration Date”), or the last day of any renewal or extended term, if the Term is extended in accordance with the express provisions hereof. Initial Term The period beginning on the Commencement Date and ending on the Initial Expiration Date. Term The period beginning on the Commencement Date and ending on the Expiration Date. Permitted Uses Executive, general, administrative, and executive offices and incidental and related uses in connection therewith. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F 3

2 Base Tax Year The Tax Year commencing on July 1, 2024 and ending on June 30, 2025. Base Expense Year Calendar year 2024. Tenant’s Tax Share 7.14%. Tenant’s Expense Share 7.69%. Fixed Rent (Initial Term) Per Annum Per Month Lease Years 1-5 $970,641.00 $80,886.75 Additional Rent All sums (other than Fixed Rent) payable by Tenant to Landlord under this Lease, including Tenant’s Tax Payment, Tenant’s Expense Payment, late charges, overtime or excess service charges, damages, interest and other actual out-of-pocket costs incurred by Landlord resulting from Tenant’s failure to perform any of its obligations under this Lease (beyond the expiration of any applicable grace, notice and/or cure periods), and all other amounts due hereunder. Rent Fixed Rent and Additional Rent, collectively. Interest Rate The lesser of (i) 4% per annum above the then-current Base Rate, and (ii) the maximum rate permitted by applicable law. Security Deposit $242,660.25 (Letter of Credit) Tenant’s Addresses For Notices Until Tenant gives Landlord notice that Tenant is commencing business operations from the Premises: 1stdibs.com, Inc. 51 Astor Place, 3rd Floor New York, New York 10003 Attn: Melanie Goins E-mail: melanie.goins@1stdibs.com DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

3 Thereafter: 1stdibs.com, Inc. 300 Park Avenue South, 10th Floor New York, New York 10010 Attn: Melanie Goins E-mail: melanie.goins@1stdibs.com With a copy at all times to: Mintz & Gold LLP 600 Third Avenue, 25th Floor New York, New York 10016 Attn: Heath Loring E-mail: loring@mintzandgold.com Landlord’s Addresses For Notices 300 Park Ave. So. L.L.C. c/o Rockrose Development L.L.C. 15 East 26th Street, 7th Floor New York, NY 10010 Attn: Ted Traum E-mail: ted.traum@rockrose.com with a copy to: 300 Park Ave. So. L.L.C. c/o Rockrose Development L.L.C. 15 East 26th Street, 7th Floor New York, NY 10010 Attn: Alyssa J. Zabell, Esq., General Counsel E-mail: Alyssa.Zabell@rockrose.com with a copy to: Hunton Andrews Kurth LLP 200 Park Avenue New York, NY 10166 Attn: Anthony Bonan, Esq. E-mail: abonan@hunton.com Tenant’s Broker Jones Lang LaSalle Brokerage, Inc. Landlord’s Broker Cushman & Wakefield, Inc. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

4 Landlord’s Agent Rockrose Development L.L.C. (or any other Person designated from time to time by Landlord as Landlord’s Agent) Landlord’s Furniture Contribution Up to $478,485.00 Section 1.2 Additional Definitions. The following capitalized terms have the following meanings when used in this Lease: “Affiliate” means any entity Controlling, Controlled by or under common Control with Tenant. “Base Rate” means the annual rate of interest publicly announced from time to time by Citibank, N.A. or its successor in New York, New York as its “base rate” (or such other term as may be used by Citibank, N.A., from time to time, for the rate presently referred to as its “base rate”). “Base Years” means the base years in effect from time to time for the calculation of Tenant’s Tax Payment and Tenant’s Expense Payment for each portion of the Premises (and initially means the Base Tax Year and the Base Expense Year). “Building Holidays” means New Year’s Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, the day after Thanksgiving Day and Christmas Day, plus days observed as holidays by the state of New York, the city of New York and the labor unions servicing the Building as holidays. “Building Systems” means the mechanical, electrical, plumbing, sanitary, sprinkler, heating, ventilation and air conditioning, security, life-safety, elevator and other service systems or facilities of the Building up to the point of connection (if any) of localized distribution to the Premises (or other leased or leasable Premises), excluding, however, supplemental HVAC systems of tenants, sprinklers and the horizontal distribution systems within and servicing the Premises and by which mechanical, electrical, plumbing, sanitary, heating, ventilating and air conditioning, security, life-safety and other service systems are distributed from the base Building risers, feeders, panel boards, etc. for provision of such services to the Premises. “Business Days” means all days other than Saturdays, Sundays and Building Holidays. “Business Hours” means 8 a.m. to 6 p.m. on Business Days. “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as amended. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

5 “Common Areas” means the lobbies, Roof Deck (if any) and sidewalk areas and other similar areas of general access and the areas on individual multitenant floors in the Building devoted to corridors, elevator lobbies, restrooms, and other similar facilities serving the Premises. “Comparable Buildings” means first-class office buildings of age and quality comparable to the Building and located in the Park Avenue South submarket of Manhattan. “Control” means ownership of not less than 25% of all of the direct or indirect Ownership Interests of any Person that is a business entity and/or the power to direct or cause the direction of the management and policy of such Person. “Deficiency” means the difference between (a) the Fixed Rent and Additional Rent for the period which otherwise would have constituted the unexpired portion of the Term (assuming the Additional Rent for each year thereof to be the same as was payable for the year immediately preceding such termination or re-entry), and (b) the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of the Lease for any part of such period (after first deducting from such rents all actual out-of-pocket expenses incurred by Landlord in connection with the termination of this Lease, Landlord’s re-entry upon the Premises and such reletting, including repossession costs, brokerage commissions, reasonable attorneys’ fees and disbursements, and alteration costs). “Delivery Condition” means the Premises are in the following condition: (i) vacant, broom clean and free of all tenancies or other rights of use and/or possession; (ii) in compliance in all material respects with all Requirements, including, without limitation, the Americans with Disabilities Act of 1990, as amended; (iii) all known hazardous materials either abated or encapsulated as required by Requirements; (iv) with all building systems serving the Premises (including, without limitation, the heating and ventilating and air conditioning systems, the sprinkler system and the life/fire safety system) in good working order and condition; and (v) with Landlord’s Work Substantially Completed. “Excluded Expenses” means the following: (a) leasing commissions, rental concessions, promotional and advertising expenses incurred in leasing or for procuring tenants for the Building; (b) the cost and expenses of repairs or replacements or other work incurred by reason of condemnation or fire or other casualty to the extent that a condemnation award or insurance proceeds are recovered or recoverable by Landlord therefor; (c) costs for services rendered (including supervisory) or performed directly for the account of tenants and for which a separate charge is made, but only to the extent that such work or service is in excess of any work or service Landlord, at its own expense, is obligated to furnish to or for Tenant under this Lease; (d) Taxes (and any taxes expressly excluded from the definition of “Taxes” hereunder) or the cost of challenging Taxes or consulting services with respect to Taxes; (e) depreciation (subject to the inclusion in Operating Expenses of amounts of depreciation expressly included in Section 7.1(e)); (f) financing or refinancing costs and payments of principal and interest and any other sum due and payable under any mortgage loan and other debt service with respect to the Building and/or the real property and any costs directly related to the sale or other disposition of all or any part of the Building and/or real property or of any interest therein; (g) rent payable under any Superior Lease; (h) expenditures for the costs of performing capital improvements, or painting, repainting, DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

6 decoration or redecorating, space leased to other tenants other than Tenant or available for lease for tenants other than Tenant to the extent that such work is in excess of any work Landlord is obligated to furnish (whether by completion of such work directly or making a payment, whether in cash or by rent credit, in lieu of such work) to or for Tenant at Landlord’s expense; (i) any specific expenditure for which Landlord is directly reimbursed by any particular tenant (other than a general sharing, as through operating expense clauses) or other party, including any of its insurers; (j) the cost of Landlord’s Work (as defined herein) (if applicable); (k) legal, appraisal and accounting fees, and disbursements and charges in connection with disputes with Tenant or other tenants in the Building; (l) fines or penalties imposed on Landlord by Governmental Authorities having jurisdiction; (m) capital expenditures other than those expressly included in Operating Expenses pursuant to Section 7.1(e); (n) damages awarded to another tenant in the Building against Landlord by reason of a breach of that lease by Landlord; (o) interest, fines, penalties or other late payment charges paid by Landlord as a result of Landlord’s failure to make payments when due unless Landlord’s failure to make such payments when due was in good faith; and (p) fines or penalties imposed by Local Law 97 of 2019 or the purchase of renewable energy credits or greenhouse gas offsets to avoid such fines or penalties (collectively, “Local Law 97 Costs”); (q) amounts otherwise includable in Operating Expenses but which are reimbursed to Landlord directly by Tenant or other tenants of the Building except as a regular reimbursement of operating expenses; (r) the cost incurred in respect of any addition to or enlargement of the Building; (s) costs relating to any retail space or garage in the Building or on the Real Property; (t) any cost with respect to unfunded pension plans relating to compliance with law or any union contract; (u) salaries, expenses, fringe benefits and other compensation of employees above the grade of building manager; (v) any expense for which Landlord is entitled to be reimbursed by any tenant as an additional charge in excess of Fixed Rent, Operating Expenses and/or Taxes; (w) amounts paid to affiliates of Landlord for services or goods to the extent that such costs exceed the costs at market rates of such services or goods were they not rendered or delivered by an affiliate; (x) advertising and promotional expenses with respect to the Building and/or real property; (y) all electrical costs incurred and furnished to leasable areas of the Building; (z) cost of works of art of the quality and nature of “fine art” rather than decorative art work customarily found in first-class Park Avenue office buildings which are similar to the Building; (aa) bad debt expenses, and reserves; bad debt loss, rent loss or reserve for bad debt loss or rent loss for the Building; (bb) any fines or penalties incurred due to violations by Landlord of any Requirements; (cc) any costs necessitated by or resulting from the negligence or willful misconduct of Landlord, its agents, employees, and/or independent contractors; (dd) charitable or political contributions; (ee) costs of installing any specialty services operated by Landlord, such as an athletic club, cafeteria, child care facility, conference center or retail space, and the cost of operating any such services, to the extent such services are not made available to Tenant to the same extent made available to other office tenants of the Building; (ff) general corporate and administrative overhead, including legal and other costs in connection with or relating to the operation and/or maintenance of the entity comprising the Landlord, as distinguished from the costs of operation and maintenance of the Building; (gg) costs related to the conversion of the Building or any portion thereof to condominium ownership and/or the establishment of a condominium regime; (hh) any costs or expenses associated or related with the abatement, remediation or removal of asbestos or other Hazardous Materials in the Building or on or under the land and/or real property; (ii) any and all costs incurred in connection with Local Law 97 other than capital expenditures that are permitted DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

7 to be included in Operating Expenses pursuant to clause (xxiv) of Section 7.1(e) and (jj) for the Initial Term only, any and all costs incurred in connection with Local Law 11. “Governmental Authority” means the United States of America, the city of New York, County of New York, or state of New York, or any political subdivision, agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, having jurisdiction over the Real Property. “Hazardous Materials” means any substances, materials or wastes currently or in the future deemed or defined in any Requirement as “hazardous substances,” “toxic substances,” “contaminants,” “pollutants” or words of similar import. “HVAC System” means the Building System designed to provide heating, ventilation and air conditioning. “Incentive Programs” means incentive programs administered by various Governmental Authorities (such as, by way of example, programs granting tax abatements or discounts in connection with development, job creation or “green” initiatives). “Landlord Indemnitees” means Landlord, Landlord’s Agent, each Mortgagee and Superior Lessor, and each of their respective direct and indirect partners, officers, shareholders, directors, members, managers, trustees, beneficiaries, employees, principals, contractors, servants, agents, and representatives. “Landlord Party” means each of Landlord, Landlord’s Agent, each Mortgagee and Superior Lessor, and each of their respective direct and indirect partners, officers, shareholders, directors, members, managers, trustees, beneficiaries, employees, principals, contractors, servants, agents, and representatives. “Lease Year” means (i) as to the first Lease Year, the period commencing on the Commencement Date and ending on the last day of the calendar month in which occurs the 1st anniversary of the day prior to the Rent Commencement Date; and (ii) as to each succeeding Lease Year, the 12-month period commencing on the day following the last day of the preceding Lease Year; provided, however, that the last Lease Year shall expire on the Expiration Date, or such other date the Lease terminates, and accordingly may be less than 12 months. “Losses” means any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys’ fees and disbursements) to the extent incurred in connection with any third party claim, proceeding or judgment and the defense thereof, and including all reasonable actual out- of-pocket costs of repairing any damage to the Premises or the Building or the appurtenances of any of the foregoing to which a particular indemnity and hold harmless agreement applies. “Mortgage” means any mortgage, trust indenture or other financing document that may now or hereafter affect the Premises, the Real Property, the Building or any Superior Lease or the leasehold interest created thereby, and all renewals, extensions, supplements, DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

8 amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder. “Mortgagee” means any mortgagee, trustee or other holder of a Mortgage. “Named Tenant” means Original Named Tenant or any Successor Entity or Affiliate of 1STDIBS.COM, INC. that becomes Tenant hereunder pursuant to an assignment of this Lease in accordance with the terms and conditions hereof. “Occupancy Requirements” means the requirements that the Named Tenant is the Tenant hereunder; the Named Tenant leases the entire Premises; and the Named Tenant has not subleased more than twenty-five (25%) percent of the Premises to an unaffiliated third party. “Original Named Tenant” means 1STDIBS.COM, INC., a Delaware corporation. “Ownership Interests” means stock or other beneficial ownership interests in a Person. “Person” means any natural person, partnership, corporation, limited liability company, joint venture, or any other form of business or legal association or entity. “Prohibited Use” means (a) any use or occupancy of the Premises (or of any Common Areas of the Building) that in Landlord’s reasonable judgment would cause damage to the Building or any equipment, facilities or other systems therein; impair the appearance of the Building; interfere with the efficient and economical maintenance, operation and repair of the Premises or the Building or the equipment, facilities or systems thereof; adversely affect any service provided to, and/or the use and occupancy by, any tenant or occupants of the Building; violate the certificate of occupancy issued for the Premises or the Building (if any); materially and adversely affect the first-class image of the Building or result in protests or civil disorder or commotions at, or other disruptions of the normal business activities in, the Building or (b) any of the following uses: (i) a restaurant or bar for sale to customers (provided the foregoing does not exclude not-for-sale pantry(ies) and/or bar for use solely by Tenant and its employees, clients, guests and invitees); (ii) the preparation, consumption, storage, manufacture or sale of (x) food or beverages except in connection with vending machines (provided that each machine, where necessary, shall have a waterproof pan thereunder and be connected to a drain) and/or microwave ovens, toaster ovens and refrigerators installed for the use of Tenant’s employees only, or (y) tobacco or drugs; (iii) the business of photocopying, or multilith or offset printing (except photocopying in connection with Tenant’s own business); (iv) a school or classroom; (v) lodging or sleeping; (vi) savings and loan association or retail facilities of any financial, lending, securities brokerage or investment activity; (vii) a payroll office; (viii) a barber, beauty or manicure shop; (ix) an employment agency or similar enterprise; (x) offices of any Governmental Authority, any foreign government, the United Nations, or any agency or department of the foregoing; (xi) the manufacture, retail sale, storage of merchandise or auction of merchandise, goods or property of any kind to the general public; (xii) the rendering of medical, dental or other therapeutic or diagnostic services; (xiii) any other retail use or use contemplating visits to the Premises by the DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

9 general public; (xiv) the sale of alcohol under any circumstance, or (xv) any illegal purposes or any activity constituting a nuisance. “Requirements” means all present and future laws, rules, orders, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary and ordinary of (i) all Governmental Authorities, including (A) the Americans With Disabilities Act, 42 U.S.C. §12101 (et seq.), New York City Local Law 58 of 1987, and (B) any law of like import, and all rules, regulations and government orders with respect thereto, and any of the foregoing relating to Hazardous Materials, environmental matters, public health and safety matters, and landmarks preservation, (ii) any applicable fire rating bureau or other body exercising similar functions, affecting the Real Property or the maintenance, use or occupation thereof, or any street, avenue or sidewalk comprising a part of or in front thereof or any vault in or under the same, (iii) all requirements of all insurance bodies affecting the Premises, (iv) utility service providers, and (v) Mortgagees or Superior Lessors. The term “Requirements” also includes the terms and conditions of the certificate of occupancy issued for the Premises or the Building (if any), and any other covenants, conditions or restrictions affecting the Building and/or the Real Property from time to time. “Roof Deck” is defined in Section 3.2(a). “Roof Deck Occupancy Requirements” means the requirements that the Named Tenant is the Tenant hereunder; the Named Tenant leases the entire Premises; and the Named Tenant has not subleased more than thirty three (33%) percent of the Premises to an unaffiliated third party. “Rules and Regulations” means the rules and regulations annexed to and made a part of this Lease as Exhibit D, as they may be modified and supplemented from time to time by Landlord. “Soft Costs” means architectural, engineering and consulting fees incurred by Tenant in connection with the Initial Installations. “Specialty Alterations” means Alterations made by Tenant (which shall exclude Landlord’s Work for avoidance of doubt) which are not standard office installations, such as kitchens (but specifically excluding pantries without grease traps or venting), executive bathrooms, raised computer floors, computer room installations, supplemental HVAC and/or air conditioning equipment, safe deposit boxes, vaults, libraries or file rooms requiring reinforcement of floors, internal staircases, slab penetrations, conveyors, dumbwaiters, and other Alterations of a similar character. “Substantial Completion” (as well as “Substantially Completed” and words of similar import) means, as to any construction performed by any party, such construction has been completed in a good, workmanlike manner using Building standard materials in accordance with the provisions of this Lease applicable thereto, the plans and specifications for such work and all applicable Requirements, except for minor details of construction, decoration and mechanical adjustments, if any, the noncompletion of which does not in any material way interfere with the DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

10 use of the Premises for conduct of Tenant business, or Tenant’s access to the Premises, or Tenant’s ability to commence and diligently perform, using ordinary construction practices, (without the need for work at overtime or premium rates), the Initial Installations with respect to the Premises, or which in accordance with good construction practice should be completed after the completion of other work in the Premises or the Building (such items, “Punch List Items”). Landlord shall use commercially reasonable efforts to complete any such Punch List Items promptly after the Commencement Date (and no later than thirty (30) days after such date). “Superior Lease” means any ground or underlying lease of the Real Property or any part thereof heretofore or hereafter made by Landlord and all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof. “Superior Lessor” means a lessor under a Superior Lease. “Tenant Delay” means any actual delay that Landlord encounters in the performance of Landlord’s obligations under this Lease by reason of (i) any act, negligence or omission (where Tenant has a duty to act) of any nature of any Tenant Party (ii) postponement of any such work at the request of a Tenant Party, (iii) any long-lead time items requested by Tenant, provided that in the case of changes, postponements or long-lead time items requested by Tenant, Landlord shall have promptly notified Tenant of the potential that same shall constitute a Tenant Delay (along with the estimated delay) and Tenant shall have had an opportunity to rescind the request in question, or (iv) any changes in or additions to, or interference with any work to be done by Landlord, or delays beyond the timeframes set forth in this Lease by Tenant in submission of information, approving working drawings or estimates, or giving authorizations or approvals. Landlord shall endeavor to promptly notify Tenant after Landlord has actual knowledge of a Tenant Delay and state in reasonable detail the basis of such Tenant Delay, provided that any failure by Landlord to provide such notice shall in no event vitiate any claim by Landlord that a Tenant Delay has occurred. Any such period of Tenant Delay shall not exceed the time period Landlord was actually delayed as a result of such Tenant Delay and any simultaneous Tenant Delays shall be deemed to run concurrently and not consecutively and shall not be “double” counted. Any period of Tenant Delay shall not actually commence until one (1) Business Day after Landlord delivers to Tenant notice (which notice can be by email) of such Tenant Delay and an opportunity to cure such Tenant Delay within such one (1) Business Day. “Tenant Party” and “Tenant Parties” means each of Tenant, its subtenants and occupants of the Premises and their respective agents, contractors, subcontractors, employees, invitees or licensees. “Tenant’s Property” means Tenant’s movable fixtures and movable partitions, telephone and other equipment, computer systems, telecommunications data and other cabling, trade fixtures, furniture, furnishings, and other items of personal property which are removable without material damage to the Building. “Unavoidable Delays” means a party’s inability to fulfill or delay in fulfilling any of its obligations under this Lease expressly or impliedly to be performed by such party or such party’s inability to make or delay in making any repairs, additions, alterations, improvements or DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

11 decorations or inability to supply or delay in supplying any equipment or fixtures, if (in each case) such party’s inability or delay is due to or arises by reason of strikes, labor troubles or by accident, or by any cause whatsoever beyond such party’s reasonable control, including governmental preemption in connection with a national emergency, Requirements or shortages, or pandemics and epidemics and governmental restrictions in connection therewith, unavailability of labor, fuel, steam, water, electricity or materials, or delays caused by the other party, mechanical breakdown, acts of God, enemy action, civil commotion, fire or other casualty. “Untenantable” means unusable by Tenant for the normal operation of its business in the Premises or if Tenant is unable to access the Premises or is unable to perform any work in the Premises that is necessary for Tenant’s use of or access to the Premises. Section 1.3 Certain Interpretational Rules. For purposes of this Lease, whenever the words “include”, “includes”, or “including” are used, they shall be deemed to be followed by the words “without limitation.” Whenever the circumstances or the context requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa. For purposes of this Lease, “reasonable efforts” by Landlord shall not include an obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever. This Lease shall be interpreted and enforced without the aid of any canon, custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provision in question. The captions and headings in this Lease are inserted for convenience only, and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof. Unless otherwise indicated, references in this Lease to articles, sections or subsections are to articles, sections or subsections of this Lease. Unless otherwise expressly provided to the contrary in this Lease, wherever a consent or approval is required not to be unreasonably withheld, such consent or approval shall not be unreasonably withheld, delayed or conditioned. ARTICLE 2 PREMISES, TERM, RENT Section 2.1 Lease of Premises. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises for the Term. In addition, Landlord grants to Tenant the right to use, on a non-exclusive basis and in common with other tenants, the Common Areas, as more particularly provided herein. Section 2.2 Commencement Date. (a) The term of this Lease (the “Term”) shall commence on the Commencement Date, and unless sooner terminated or extended as hereinafter provided, shall end on the Expiration Date. Except as otherwise expressly provided herein, if Landlord does not tender possession of the Premises to Tenant on or before any specified date, for any reason whatsoever, Landlord shall not be liable for any damage thereby, this Lease shall not be void or voidable, and the Term shall not commence until the Commencement Date actually occurs. Landlord shall be deemed to have tendered possession of the Premises to Tenant upon the giving of at least three (3) days advance notice by Landlord to Tenant stating that the Premises is vacant, in the condition required by this Lease and available DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

12 for Tenant’s occupancy. No failure to tender possession of the Premises to Tenant on or before any specified date shall affect any other obligations of Tenant hereunder. There shall be no postponement of the Commencement Date (or the Rent Commencement Date) for (i) any delay in the delivery of possession of the Premises which results from any Tenant Delay or (ii) any delay by Landlord in the performance of any Punch List Items. (b) Notwithstanding the foregoing or anything to the contrary contained in this Lease, if the Commencement Date does not occur on or before February 1, 2024 (other than due to Tenant Delay or Unavoidable Delay), then, as Tenant’s sole remedy therefor, and as liquidated damages and not as a penalty, for each day after February 1, 2024 until the Commencement Date occurs, or would have occurred except for Tenant Delay or Unavoidable Delay (each such day, a “Late Delivery Day”), the period from the Commencement Date until the Rent Commencement Date shall be extended by: (a) one (1) day for each Late Delivery Day, for the first sixty (60) Late Delivery Days, and (b) two (2) days for each Late Delivery Day, for any Late Delivery Days in excess of the first sixty (60) Late Delivery Days, and if the Commencement Date does not occur (and would not have not occurred except for Tenant Delay or Unavoidable Delay) on or before September 1, 2024, then Tenant may thereafter give Landlord notice terminating this Lease as of the date that is forty five (45) days after the giving of such notice; and if by such 45th day, the Commencement Date has not occurred (and would not have occurred except for Tenant Delay or Unavoidable Delay), then on such 45th day, this Lease shall terminate; Tenant shall have no further rights to lease the Premises hereunder; and Landlord shall return to Tenant any Advance Rent and Security Deposit. (c) Fixed Rent shall be payable during the Term in the amounts set forth in the Basic Lease Provisions, commencing on the Commencement Date and ending on the Initial Expiration Date; provided, however, that (provided that Tenant is not in monetary or material non-monetary default of its obligations hereunder beyond the expiration of any applicable grace, notice and/or cure periods during such periods) the Fixed Rent shall be abated for the period from the Commencement Date through and including the calendar day prior to the Rent Commencement Date. Notwithstanding the foregoing, in the event the abatement of Fixed Rent provided for above is suspended as a result of a default by Tenant, then upon the cure of any such default, Tenant shall receive the remainder of any abated Fixed Rent not received. (d) Once the Commencement Date is determined, Landlord and Tenant shall execute an agreement stating the Commencement Date, the Rent Commencement Date and the Initial Expiration Date, in substantially the form attached hereto as Exhibit H, but the failure to execute such agreements will not affect the determination of such dates. (e) The provisions of this Section 2.2 are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law or any successor Requirement. Section 2.3 Payment of Rent. (a) Tenant shall pay to Landlord, without notice or demand, and without any set-off, counterclaim, abatement or deduction whatsoever, except as may be expressly set forth DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

13 in this Lease, in lawful money of the United States by check drawn upon a bank which clears through the New York Clearing House Association or Federal Reserve Bank of New York, or by wire transfer of immediately available funds, during the Term, (A) commencing on the Commencement Date (except as otherwise set forth herein), Fixed Rent in equal monthly installments, in advance, on the first day of each month during the Term, and (B) Additional Rent, at the times and in the manner set forth in this Lease. (b) First Month’s Rent. Upon the execution of this Lease, Tenant shall deliver to Landlord the Tenant Deliveries (as set forth on Exhibit E) and shall pay to Landlord the Advance Rent (as defined on Exhibit E). If the Rent Commencement Date is the first day of a month, the Advance Rent shall be credited against Fixed Rent first coming due after the Rent Commencement Date. If the Rent Commencement Date is not the first day of a month, then on the Rent Commencement Date, Tenant shall pay Fixed Rent for the period from the Rent Commencement Date through the last day of the month in which the Rent Commencement Date occurs, and the Advance Rent shall be credited towards Fixed Rent for the next succeeding calendar month. ARTICLE 3 USE AND OCCUPANCY Section 3.1 Premises. Tenant shall use and occupy the Premises for the Permitted Uses and for no other purpose. Tenant shall not use or occupy or permit the use or occupancy of any part of the Premises in a manner constituting a Prohibited Use. If Tenant uses the Premises for a purpose constituting a Prohibited Use, violating any Requirement, or causing the Building to be in violation of any Requirement, then Tenant shall promptly discontinue such use upon notice of such violation. Tenant, at its expense, shall procure and at all times maintain and comply with the terms and conditions of all licenses and permits required for the lawful conduct of its business in the Premises. Section 3.2 Roof Deck. (a) Subject to Unavoidable Delay, Landlord shall continue to operate a roof deck on the roof of the Building for the use of the tenants of the Building as a Building amenity during the Initial Term (the “Roof Deck”). Commencing on the date Tenant first occupies the Premises for the conduct of its business, and for so long as Landlord continues to operate the Roof Deck as a Building amenity, Tenant shall have the right to non-exclusive use the Roof Deck as a Building amenity subject to the Roof Deck rules and regulations set forth in Exhibit G and all of the other terms of this Lease including without limitation Articles 11 and 25 hereof, as if for purposes of Articles 11 and 25 hereof, the Roof Deck were part of the Premises. (b) Provided that Tenant is in compliance with the Roof Deck Occupancy Requirements, then commencing on the date Tenant first occupies the Premises for the conduct of its business, for so long as Tenant complies with the Roof Deck Occupancy Requirements (and Landlord operates the Roof Deck as a Building amenity), Tenant shall have the right to use, from time to time, on one occasion per calendar quarter (but excluding holidays and other event days (e.g. the Super Bowl), the Roof Deck for private after-hours (including on weekends) business DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

14 functions, subject to the terms of this Lease, including Exhibit G, provided that Landlord shall waive the Roof Deck Fee (as specified on Exhibit G) for the first two (2) hours of such usage on each such occasion. ARTICLE 4 CONDITION OF THE PREMISES Section 4.1 Condition. Tenant has inspected the Premises and except as otherwise provided herein hereby accepts possession of the Premises in its condition existing on the Effective Date (provided that the Premises are delivered in Delivery Condition on the Commencement Date); and except for Landlord’s Work, Landlord has no obligation to perform any work, supply any materials, incur any expense or make any alterations or improvements to prepare the Premises for Tenant’s occupancy. Any work to be performed by Tenant in connection with Tenant’s initial occupancy of the Premises is referred to in this Lease as “Initial Installations.” Tenant’s occupancy of any part of the Premises shall be presumptive evidence, as against Tenant, that Landlord has Substantially Completed any work to be performed by Landlord under this Lease; that Tenant has accepted possession of the Premises in its then current condition; and at the time such possession was taken, the Premises and the Building were in the condition required by this Lease. Section 4.2 Landlord’s Work. Landlord will perform at Landlord’s expense the work described in Exhibit B (“Landlord’s Work”) in the Premises, subject to Tenant’s compliance with the provisions of this Section 4.2, in a good and workmanlike manner, consistent with the standards applicable to the Building. Following the Commencement Date, Landlord and its employees, contractors and agents shall have access to the Premises at all reasonable times for the performance of the Punch List Items and for the storage of materials reasonably required in connection therewith, and Tenant will not interfere with Landlord’s performance of the Punch List Items; provided, however, that Landlord shall use reasonable efforts to minimize interference with Tenant’s use and occupancy of the Premises during the performance of the Punch List Items. Except as otherwise provided in this Lease, there shall be no Rent abatement or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant, in whole or in part, no relief from any of Tenant’s other obligations under this Lease, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the performance of Punch List Items or the storage of any materials in connection therewith. Notwithstanding anything else to the contrary contained in this Lease, on the Commencement Date the Premises shall be in Delivery Condition. Notwithstanding the foregoing or anything to the contrary contained in this Lease, in addition to Landlord’s repair, maintenance and other continuing obligations under this Lease, Landlord shall remain liable for and shall promptly repair any (a) punch-list items and/or patent defects in Landlord’s Work identified within thirty (30) days of the Commencement Date and (b) latent defects in Landlord’s Work identified within one (1) year of the Commencement Date; provided that the foregoing shall not affect the determination of the Commencement Date. Section 4.3 Landlord’s Furniture Contribution. Landlord shall pay to Tenant, in accordance with the terms and conditions of this Sections 4.3, an amount not to exceed DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

15 Landlord’s Furniture Contribution toward the cost of acquiring, assembling and installing furniture to be installed in the Premises. Landlord shall not be obligated to fund any portion of Landlord’s Furniture Contribution unless, as of the date on which Landlord is required to make any payment thereof to Tenant pursuant to this Section 4.3, (A) this Lease is in full force and effect and (B) no Event of Default then exists. Tenant shall pay all costs of acquiring furniture to be installed in the Premises and the Initial Installations in excess of the portions of Landlord’s Furniture Contribution paid to Tenant. On the 18 month anniversary of the Commencement Date, any amount of Landlord’s Furniture Contribution that has not been previously disbursed, or is not then due and payable to Tenant in accordance with the terms of this Section 4.3 shall be retained by Landlord, and Tenant shall have no further right thereto. Disbursement of Landlord’s Furniture Contribution shall be made as set forth herein no later than thirty (30) days after submission of a requisition therefor, which requisition shall be signed by an officer of Tenant and accompanied by invoices therefor, which invoices shall be (x) marked “paid” and include such other evidence of payment as Landlord may reasonably request, in which case Landlord shall make such disbursement by paying same to Tenant in reimbursement of such expenditure or (y) unpaid, in which case Landlord shall make such disbursement by paying same directly to the applicable vendor. The right to receive Landlord’s Furniture Contribution is for the exclusive benefit of the Named Tenant and in no event may such right be assigned to or be enforceable by or for the benefit of any third party, including any subtenant, assignee, contractor, subcontractor, materialman, vendor, laborer, architect, engineer, attorney or other Person. Notwithstanding anything herein to the contrary, the parties acknowledge and agree that (a) the furniture that is purchased (in part or fully) with Landlord’s Furniture Contribution (the “Landlord Purchased Furniture”) may be used by Tenant (and any other occupant) in the Premises during the term of the Lease, (b) Landlord makes no representations or warranties as to the Landlord Purchased Furniture, (c) the Landlord Purchased Furniture shall be deemed the property of Landlord and shall not be deemed Tenant’s Property or removed from the Premises by Tenant, and (d) during the term of the Lease, Tenant shall maintain, repair and replace the Landlord Purchased Furniture as needed so that Tenant can turn over the Landlord Purchased Furniture to Landlord at the end of the term of the Lease in good condition (ordinary wear and tear excepted). If (x) Landlord fails to pay any installment of Landlord’s Furniture Contribution when due in accordance with the terms and conditions hereof, (y) Tenant gives Landlord notice of such failure (a “Landlord’s Furniture Contribution Failure”) which Landlord’s Furniture Contribution Failure states in bold capital letters: “IF LANDLORD FAILS TO PAY AN INSTALLMENT OF LANDLORD’S FURNITURE CONTRIBUTION IN THE AMOUNT OF $[ ] WITHIN THIRTY (30) DAYS FOLLOWING LANDLORD’S RECEIPT OF THIS NOTICE, THEN TENANT SHALL BE ENTITLED TO AN OFFSET AGAINST THE NEXT INSTALLMENT(S) OF RENT DUE UNDER THE LEASE IN THE AMOUNT OF $[ ] IN ACCORDANCE WITH SECTION 4.3 OF THE LEASE”, and (z) such failure continues for thirty (30) days after receipt of such notice of Landlord’s Furniture Contribution Failure, then, in such event, Tenant shall be entitled to an offset against the next installment(s) of Rent due hereunder in the amount of such installment of Landlord’s Furniture Contribution (plus interest thereon at the Interest Rate from the date such payment became due until the date the offset is applied) to the extent such installment remain unpaid. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

16 ARTICLE 5 ALTERATIONS Section 5.1 Tenant’s Alterations. (a) Tenant shall not make any alterations, additions or other physical changes in or about the Premises (collectively and including the Initial Installations, “Alterations”) other than decorative Alterations such as painting, wall coverings and floor coverings (collectively, “Decorative Alterations”) or Premises Alterations (as defined below), without Landlord’s prior consent, which consent shall not be unreasonably withheld, conditioned or delayed with respect to Alterations that would qualify as Premises Alterations but for costing $250,000 or more, and may be withheld in Landlord’s sole discretion with respect to all other Alterations. “Premises Alterations” shall mean Alterations that (i) are non-structural and do not affect any Building Systems (excluding the requirement for a connection to such Building Systems that do not otherwise have any effect on any Building Systems), (ii) affect only the Premises and are not visible from outside of the Premises, (iii) do not require any permits, approvals or certificates from any Governmental Authority, (iv) do not violate any Requirement and (v) cost less than $250,000 in the aggregate together with any related Alterations. Section 5.2 (a) Plans and Specifications. Prior to making any Alterations, Tenant, at its expense, shall (i) submit to Landlord for its approval, detailed plans and specifications (“Plans”) of each proposed Alteration (other than Decorative Alterations and/or Premises Alterations), and with respect to any Alteration affecting any Building System, evidence that the Alteration has been designed by, or reviewed and approved by, Landlord’s designated engineer for the affected Building System, (ii) obtain all permits, approvals and certificates required by any Governmental Authorities, (iii) furnish to Landlord duplicate original policies or certificates of Tenant’s contractors worker’s compensation (covering all persons to be employed by Tenant and Tenant’s contractors and subcontractors in connection with such Alteration) and commercial general liability (including property damage coverage) insurance and builder’s risk coverage (as described in Article 11), all in such form, with such companies, for such periods and in such amounts as required in Article 11, naming the Insured Parties (hereinafter defined) as additional insureds,. Tenant shall give Landlord not less than five (5) Business Days’ notice prior to performing any Decorative Alterations or Premises Alterations, which notice shall contain a description of such Decorative Alterations or Premises Alterations (as applicable). (b) Specialty Alterations. At the time that Tenant submits any Plans for Specialty Alterations for approval, Landlord shall designate which Specialty Alterations (if any) Landlord will require Tenant to remove at the end of the Term along with Landlord’s response for approval to any such Plans; provided, however, any Specialty Alterations performed by Landlord as part of Landlord’s Work, or otherwise performed by Landlord, or existing in the Premises as of the Commencement Date, along with the Initial Installations shall not be required to be removed by Tenant at the end of the Term. Except as specifically provided herein with respect to Specialty Alterations performed by Tenant during the Term, Tenant shall have no obligation remove any Alteration at the end of the Term. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

17 (c) Governmental Approvals; As-Built Plans. Tenant, at its expense, shall, as and when required, promptly obtain any certificates of partial and final approval required by any Governmental Authority in connection with any Alterations and shall, within sixty (60) days after completion of any Alterations, furnish Landlord with copies thereof, together with “as-built” Plans for such Alterations (other than Decorative Alterations) prepared on an AutoCAD Computer Assisted Drafting and Design System (or such other system or medium as Landlord may accept), using naming conventions issued by the American Institute of Architects in June, 1990 (or such other naming conventions as are from time to time customary and as Landlord may reasonably require) and magnetic computer media of such record drawings and specifications translated in DWG format or another format reasonable requested to Landlord. Section 5.3 Manner and Quality of Alterations. All Alterations shall be performed by or on behalf of Tenant (a) in a good and workmanlike manner and free from defects, (b) substantially in accordance with the Plans, and by contractors, reasonably approved by Landlord, (c) in compliance with all Requirements, the terms of this Lease and all reasonable construction procedures and regulations then prescribed by Landlord, and (d) (except as otherwise expressly provided herein) at Tenant’s expense. All materials and equipment shall be of first quality and at least equal to the applicable standards for the Building then established by Landlord, and no such materials or equipment (other than Tenant’s Property) shall be subject to any lien or other encumbrance. Section 5.4 Removal of Tenant’s Property. Tenant’s Property shall remain the property of Tenant, and Tenant may remove the same at any time on or before the Expiration Date. On or prior to the Expiration Date, Tenant shall, at Tenant’s expense, (i) remove all of Tenant’s Property (provided that Tenant shall not be required to remove its cabling and wiring in the Premises if and to the extent that such cabling and wiring is bundled and tagged in accordance with Landlord's commercially reasonable requirements therefor) and, unless otherwise directed by Landlord or as otherwise provided in this Lease, any Specialty Alterations from the Premises, (ii) close up any slab penetrations in the Premises made by or on behalf of Tenant, and (iii) comply with Article 28 regarding removal of signs. Tenant shall repair and restore, in a good and workmanlike manner, any damage to the Premises or the Building caused by Tenant’s removal of any Specialty Alterations, Tenant’s Property or signage or by the closing of any slab penetrations, and upon default thereof, Tenant shall reimburse Landlord for Landlord’s reasonable and actual out-of-pocket cost of repairing and restoring such damage. Any Specialty Alterations or Tenant’s Property or signage not so removed shall be deemed abandoned and Landlord may retain or remove and dispose of same, and repair and restore any damage caused thereby, at Tenant’s cost and without accountability to Tenant. Except as expressly provided above in this Section 5.3, all Alterations shall become Landlord’s property upon termination of this Lease. Notwithstanding anything to the contrary herein, and without limiting any other rights of Landlord hereunder, if Tenant fails to timely comply with its obligations under this Section 5.3 on or before the last day of the Term, Tenant shall be deemed to be holding over in the Premises, and thus subject to the provisions of Section 18.2 below. Section 5.5 Mechanic’s Liens. Tenant, at its expense, shall discharge any lien or charge recorded or filed against the Real Property in connection with any work done or claimed DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

18 to have been done by or on behalf of, or materials furnished or claimed to have been furnished to, Tenant, within thirty (30) days after Tenant’s receipt of notice thereof by payment, filing the bond required by law or otherwise in accordance with law. Section 5.6 Labor Relations. Tenant shall not employ, or permit the employment of, any contractor, mechanic or laborer, or permit any materials to be delivered to or used in the Building, if, in Landlord’s sole reasonable judgment, such employment, delivery or use will interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. If such interference or conflict occurs, upon Landlord’s request, Tenant shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately. Section 5.7 Tenant’s Costs. Tenant shall pay to Landlord, within thirty (30) days of demand, all actual out-of-pocket costs actually incurred by Landlord in connection with any of Tenant’s Alterations, including costs incurred in connection with (a) Landlord’s review of the Plans for the Alterations (including review of requests for approval thereof) and (b) the provision of Building personnel during the performance of any Alteration, to operate elevators or otherwise to facilitate Tenant’s Alterations; provided, however, that Tenant shall not be liable for any amounts under this clause (b) for its Initial Installations. Tenant shall, upon request, provide Landlord with reasonable evidence of all amounts expended by it for Alterations (including Soft Costs). Section 5.8 Tenant’s Equipment. Tenant shall provide notice to Landlord prior to moving any heavy machinery, heavy equipment, furniture freight, bulky matter or fixtures (collectively, “Equipment”) into or out of the Building and shall pay to Landlord any reasonable and actual out-of-pocket costs actually incurred by Landlord in connection therewith. If such Equipment requires special handling, Tenant agrees (a) to employ only persons holding all necessary licenses to perform such work, (b) all work performed in connection therewith shall comply with all applicable Requirements and (c) such work shall be done only during hours designated by Landlord. Section 5.9 Legal Compliance. Landlord’s approval of Plans, or consent by Landlord to the making of any Alterations, does not constitute Landlord’s representation that such Plans or Alterations comply with any Requirements. Landlord shall not be liable to Tenant or any other party in connection with Landlord’s approval of any Plans, or Landlord’s consent to Tenant’s performing any Alterations. If any Alterations made by or on behalf of Tenant require Landlord to make any alterations or improvements to any part of the Building in order to comply with any Requirements, Tenant shall pay all reasonable, actual out-of-pocket costs and expenses incurred by Landlord in connection with such alterations or improvements. Section 5.10 Floor Load. Tenant shall not place a load upon any floor of the Premises that exceeds the per-square-foot “live load” limit for such floor. Landlord reserves the right to reasonably designate the position of all Equipment which Tenant wishes to place within the Premises, and to place limitations on the weight thereof. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

19 Section 5.11 Early Access. From time to time during the period from the Effective Date through the Commencement Date, Landlord shall allow Tenant to access the Premises for purposes of installing certain items of Tenant's equipment (including any supplemental air conditioning equipment and IT equipment and wiring and cabling) and personal property (including delivery and installation of furniture); provided if any such access or the performance by Tenant of any such work in the Premises interferes with the performance by Landlord of Landlord's Work, Landlord shall, notwithstanding the foregoing, have the right to notify Tenant of such interference (which notification may be oral) and Tenant shall immediately discontinue such work and vacate the Premises. Such access to the Premises by Tenant prior to the Commencement Date shall not be deemed to be use and occupancy by Tenant of the Premises nor Tenant having taken possession of the Premises for purposes of determining the Commencement Date but shall otherwise be subject to all of the terms of this Lease except for the payment of Fixed Rent, Tenant’s Tax Payment and Tenant’s Expense Payment. ARTICLE 6 REPAIRS Section 6.1 Landlord’s Repair and Maintenance. Landlord shall operate, maintain and except as provided in Section 6.2 hereof, make all necessary repairs (both structural and nonstructural) to (i) the Building Systems, (ii) the Common Areas, and (iii) the structural elements of the Building, including without limitation the foundations of the Building, the structural soundness of the roof and the exterior supports of the Building (collectively, the “Structural Elements”), provided however, to the extent any damage is caused by any act, alteration, negligence or omission of Tenant, Tenant shall be required to repair such damage, or reimburse Landlord, within 30 days of demand, for the cost thereof, if Landlord makes such repair. Nothing contained herein shall require Landlord to undertake any such work on a so-called priority or overtime basis, unless Tenant elects to pay the additional cost of performance in that manner. Notwithstanding anything to the contrary contained herein, Landlord shall only be obligated under this Lease to repair Building Systems, Common Areas and Structural Elements that are not part of the Premises if the condition requiring the repair adversely affects Tenant’s use of the Premises. Section 6.2 Tenant’s Repair and Maintenance. Without limitation of Landlord’s obligation to deliver the Premises in the Delivery Condition, Tenant shall promptly, at its expense and in compliance with Article 5, make all nonstructural repairs to the Premises and the fixtures, equipment and appurtenances therein, including all electrical, plumbing, sprinklers and life safety systems, and all heating, ventilation and air conditioning equipment (except the Base Building A/C Unit, repair of which is provided for under Section 10.3), in and serving the Premises from the point of connection to the Building Systems (collectively, “Tenant Fixtures”), as and when needed to preserve the Premises in good working order and condition, except for reasonable wear and tear and damage for which Tenant is not responsible hereunder. All damage to the Building (including the Roof Deck), or to any Tenant Fixtures to the extent caused by or resulting from any act, omission, neglect or improper conduct of a Tenant Party or the moving of Tenant’s Property or Equipment into, within or out of the Premises by a Tenant Party, shall be repaired at DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

20 Tenant’s expense by (i) Tenant, if the required repairs are nonstructural in nature and do not affect any Building System or areas outside the Premises, or (ii) Landlord, if the required repairs are structural in nature, involve replacement of exterior window glass or affect any Building System or any area outside the Premises. All Tenant repairs shall be of good quality utilizing new construction materials of a similar nature and quality to the then existing materials of the Building. Section 6.3 Restorative Work. Landlord reserves the right to make all changes, alterations, additions, improvements, repairs or replacements to the Building and Building Systems, including changing the arrangement or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other Common Areas (collectively, “Restorative Work”), as Landlord deems necessary or desirable, and to take all materials into the Premises required for the performance of such Restorative Work, provided that (a) the level of any Building service shall not decrease in any material respect from the level required of Landlord in this Lease as a result thereof (other than temporary changes in the level of such services during the performance of any such Restorative Work) and (b) Tenant is not deprived of access to the Premises or substantially deprived of use of any material portion thereof except for periods of limited duration. Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s use and occupancy of the Premises during the performance of such Restorative Work and shall provide at least two (2) Business Days prior written notice of such Restorative Work, except in the case of emergency. Except as otherwise expressly provided in this Lease, there shall be no abatement of Rent or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant, in whole or in part, no relief from any of Tenant’s other obligations under this Lease, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others performing, or failing to perform, any Restorative Work. ARTICLE 7 TAXES AND OPERATING EXPENSES Section 7.1 Definitions. For the purposes of this Article 7, the following terms shall have the meanings set forth below: (a) “Assessed Valuation” means the amount for which the Real Property is assessed pursuant to the applicable provisions of the City Charter and the Administrative Code of New York, or any successor Requirements, for the purpose of imposition of Taxes. (b) “Base Operating Expenses” means the Operating Expenses for the Base Expense Year. (c) “Base Taxes” means the Taxes payable for the Base Tax Year. (d) “Comparison Year” means (i) with respect to Taxes, each Tax Year commencing on July 1st subsequent to the first day of the Base Tax Year, and (ii) with respect to Operating Expenses, each calendar year commencing subsequent to the first day of the Base Expense Year. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

21 (e) “Operating Expenses” means the aggregate of all costs and expenses paid or incurred by or on behalf of Landlord in connection with the ownership, operation, repair and maintenance of the Real Property, including the following: (i) base Building air conditioning, ventilation, and heating; (ii) interior and exterior cleaning and rubbish removal; (iii) window washing; (iv) elevators and escalators; (v) hand tools and other movable equipment; (vi) porter service; (vii) electricity, gas, oil, steam, water rates, sewer rents and other utilities; (viii) intentionally omitted; (ix) insurance premiums; (x) supplies used in the maintenance and operation of the Building; (xi) wages, salaries, disability benefits, pensions, hospitalization, retirement plans, severance packages and group insurance for employees of Landlord, up to and including the level of building managers; (xii) uniforms and working clothes for the employees included in clause (xi) and the cleaning thereof; (xiii) expenses imposed pursuant to any collective bargaining agreement with respect to such employees included in clause (xi); (xiv) payroll, social security, unemployment and other similar taxes with respect to such employees; (xv) sales, use and similar taxes; (xvi) vault charges; (xvii) franchise and license fees; (xviii) charges of independent contractors performing work in connection with the operation, maintenance and repair of the Real Property; (xix) legal, accounting and other professional fees but only to the extent in connection with the operation of the Building; (xx) installation, operation and maintenance of reasonable holiday decorations; (xxi) landscaping costs; (xxii) management fees, or if no management fee is being charged, an imputed management fee not in excess of the amount that would be paid to a property manager for managing a comparable first-class office building in downtown Manhattan (but in no event in excess of four percent (4%) percent of the gross rent for the office portion of the Building); (xxiii) any expenses incurred by Landlord in connection with compliance by Landlord with the terms of any Incentive Programs (if any); (xxiv) with respect to any capital costs incurred after the Base Operating Year for any equipment, device or other improvement made or acquired which is intended as a labor-saving measure or to effect other economies in the operation, maintenance or repair of the Real Property, the annual depreciation or amortization, on a straight-line basis, over the shorter of (1) the useful life of the capital improvement in accordance with GAAP standards or (2) the period of time Landlord reasonably estimates will be required to achieve aggregate savings (excluding savings of Local Law 97 Costs) as a result of the performance of such capital improvement equal to the cost of such capital improvement, but in no event greater than the amount of savings (excluding savings of Local Law 97 Costs) reasonably estimated by Landlord to be achieved in one (1) year (with interest on the unamortized portion at the Base Rate as in effect at the completion of such capital work, plus two percent (2%) per annum); (xxv) with respect to any capital costs incurred after the Base Operating Year that are incurred to comply with any Requirements (other than Local Law 97 of 2019 and, for the Initial Term, Local Law 11) enacted after the date of this Lease or first applicable to the Building or the Premises after the date of this Lease or in effect or applicable to the Building or the Premises as of the date of this Lease and for which periodic or cyclical compliance is or will be required from and after the date of this Lease, or modified or reinterpreted after the date of this Lease, the annual depreciation or amortization, on a straight-line basis, over the useful life of the capital improvement in accordance with GAAP standards (with interest on the unamortized portion at the Base Rate as in effect at the completion of such capital work, plus two percent (2%) per annum); and (xxvi) protection and security services. Operating Expenses do not include Excluded Expenses. If during all or part of the Base Expense Year or any Comparison Year, Landlord shall not furnish any particular item(s) of work or service (which would otherwise DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

22 constitute an Operating Expense) to any leasable portions of the Building for any reason, then, for purposes of computing Operating Expenses for such period, the amount included in Operating Expenses for such period shall be increased by an amount equal to the costs and expenses that would have been reasonably incurred by Landlord during such period if Landlord had furnished such item(s) of work or service to such portion of the Building. In determining the amount of Operating Expenses for any Base Expense Year or any Comparison Year, if less than 100% of the Building rentable area is occupied by tenants at any time during such Base Expense Year or any such Comparison Year, Operating Expenses shall be determined for such Base Expense Year or such Comparison Year to be an amount equal to the like expenses which would normally be expected to be incurred had such occupancy been 100% throughout such Base Expense Year or such Comparison Year. All Operating Expenses shall be calculated in accordance with generally accepted accounting principles, consistently applied , or such other accounting standard then being used by Landlord for its internal financial record keeping, in either case consistently applied (the “Landlord’s Accounting Standard”). All costs and expenses included or deducted from Operating Expenses shall be calculated at the actual net cost to Landlord. No cost or expense shall be included more than once in Operating Expenses, and any cost or expense which should be allocated, in accordance with Landlord’s Accounting Standard, between the Building, on the one hand, and any other property owned by Landlord or an affiliate of Landlord, on the other hand, or to a different period shall be properly allocated in accordance therewith. (f) “Statement” means a statement containing a comparison of (i) the applicable Base Taxes and the Taxes for any Comparison Year, or (ii) the applicable Base Operating Expenses and the Operating Expenses for any Comparison Year. (g) “Tax Year” means the 12-month period from July 1 through June 30 (or such other period as hereinafter may be duly adopted by the City of New York as its fiscal year for real estate tax purpose). (h) “Taxes” means (i) all real estate taxes, assessments (including assessments made as a result of the Building being within a business improvement district) and other governmental levies, impositions or charges, whether general, special, ordinary, extraordinary, foreseen or unforeseen, which may be assessed, levied or imposed upon all or any part of the Real Property, and (ii) (as to any Tax Year after the Base Tax Year) all reasonable actual out-of-pocket expenses (including reasonable attorneys’ fees and disbursements and the fees of experts and other witnesses) incurred in contesting any of the foregoing or the Assessed Valuation of the Real Property. Taxes shall not include (x) interest or penalties incurred by Landlord or liens imposed on Landlord or the Building or Real Property as a result of Landlord’s late payment of Taxes or (y) franchise or “value added” tax, transfer, gift, inheritance, estate or net income taxes, or mortgage and/or ground lease recordation taxes and charges imposed upon Landlord or the Building or Real Property. If Landlord elects to pay any assessment in annual installments, then (i) such assessment shall be deemed to have been so divided and to be payable in the maximum number of installments permitted by law, and (ii) there shall be deemed included in Taxes for each Comparison Year the installments of such assessment becoming payable during such Comparison Year. If at any time the methods of taxation shall be altered so that in lieu of or as an addition to the whole or any part of Taxes, there shall be assessed, levied or imposed (1) a tax, DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

23 assessment, levy, imposition or charge based on the income or rents received from the Real Property whether or not wholly or partially as a capital levy or otherwise, (2) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed upon Landlord, (3) a license fee measured by the rents, or (4) any other tax, assessment, levy, imposition, charge or license fee however described or imposed, then all such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based shall be deemed to be Taxes, provided that (i) the tax, assessment, levy, imposition, fee or other charge shall be calculated as if the Building or Real Property were the sole asset of Landlord and (ii) any such tax, assessment, levy, imposition, fee or other charge shall be deemed Taxes only to the extent it is also generally calculated in real estate taxes for purposes of real estate tax escalations in other reasonably comparable office buildings in Manhattan under leases with similar provisions. Section 7.2 Tenant’s Tax Payments. (a) If the Taxes payable for any Tax Year after the Base Tax Year exceed the Base Taxes, Tenant shall pay to Landlord Tenant’s Tax Share of such excess (“Tenant’s Tax Payment”); provided that Tenant shall not be required to make any Tenant’s Tax Payment on account of any period prior to the date that is nineteen (19) months following the Commencement Date. For each Comparison Year in which any such Tax Year commences, Landlord shall furnish to Tenant a statement setting forth Landlord’s reasonable estimate of the Tenant’s Tax Payment for such Tax Year (the “Tax Estimate”). Tenant shall pay to Landlord on the 1st day of each month during such Comparison Year an amount equal to 1/12th of the applicable Tax Estimate for such Tax Year. If Landlord furnishes a Tax Estimate for a Comparison Year subsequent to the commencement of such Comparison Year, then (i) until the 1st day of the month following the month in which the Tax Estimate is furnished to Tenant, Tenant shall pay to Landlord on the 1st day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 7.2(a) for the last month of the preceding Comparison Year; (ii) promptly after the applicable Tax Estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of the Tax Estimate previously made for such Comparison Year were greater or less than the installments of the Tax Estimate to be made for such Comparison Year in accordance with the Tax Estimate, and (x) if there shall be a deficiency, Tenant shall pay the amount thereof within thirty (30) days after demand, or (y) if there shall have been an overpayment, Landlord shall credit the amount thereof against subsequent payments of Rent next coming due hereunder; and (iii) on the 1st day of the month following the month in which the Tax Estimate is furnished to Tenant, and on the 1st day of each month thereafter throughout the remainder of such Comparison Year, Tenant shall pay to Landlord an amount equal to 1/12th of the Tax Estimate. Landlord may, during each Comparison Year, furnish to Tenant a revised Tax Estimate for such Comparison Year, and in such case, Tenant’s Tax Payment for such Comparison Year shall be adjusted and any deficiencies paid or overpayments credited, as the case may be, substantially in the same manner as provided in the preceding sentence. Following the end of each Comparison Year, as to Taxes, Landlord shall furnish to Tenant a Statement of Taxes applicable to Tenant’s Tax Payment payable for such Comparison Year and (A) if such Statement shall show that the sums so paid by Tenant were less than Tenant’s Tax Payment due for such Comparison Year, Tenant shall pay to Landlord the amount of such deficiency within thirty (30) days after delivery of the Statement to Tenant, or (B) if such Statement shall show that the sums so paid by Tenant were more than such Tenant’s Tax DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

24 Payment, Landlord shall credit such overpayment against subsequent payments of Rent next coming due hereunder. If there shall be any increase in the Taxes for any Comparison Year, whether during or after such Comparison Year, or if there shall be any decrease in the Taxes for any Tax Year, whether during or after such Tax Year, Tenant’s Tax Payment for such Tax Year shall be appropriately adjusted and any deficiencies paid or overpayments credited, as the case may be, substantially in the same manner as provided in the preceding sentence. If there are any credits due Tenant at the end of the Term, Landlord shall promptly pay such amount to Tenant (and no later than thirty (30) days thereafter). (b) Only Landlord may institute proceedings to reduce the Assessed Valuation of the Real Property, and the filings of any such proceeding by Tenant without Landlord’s consent shall constitute an Event of Default. If the Base Taxes are reduced, the Additional Rent previously paid or payable on account of the Tenant’s Tax Payment hereunder for all Comparison Years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord, within thirty (30) days after demand therefor (including Landlord’s furnishing reasonable supporting documentation to Tenant with respect thereto, including without limitation a copy of the applicable tax bill from the applicable taxing authority), any deficiency between the amount of such Additional Rent previously computed and paid by Tenant to Landlord, and the amount due as a result of such recomputation. If Landlord receives a refund of Taxes for any applicable Comparison Year, Landlord shall, at its election, either pay to Tenant, or credit against the next payments of Rent due hereunder, an amount equal to the applicable Tenant’s Tax Share of the refund, net of any reasonable and actual out-of-pocket expenses incurred by Landlord in achieving such refund, which amount shall not exceed the Tenant’s Tax Payment paid for such applicable Comparison Year. Landlord shall not be obligated to file any application or institute any proceeding seeking a reduction in Taxes or the Assessed Valuation. The benefit of any exemption or abatement relating to all or any part of the Real Property shall accrue solely to the benefit of Landlord, and Taxes shall be computed without taking into account any such exemption or abatement. (c) Tenant shall be responsible for any applicable occupancy or rent tax now in effect or hereafter enacted and, if such tax is payable by Landlord, Tenant shall promptly pay such amounts to Landlord, within thirty (30) days of Landlord’s demand. (d) Tenant shall be obligated to make Tenant’s Tax Payments regardless of whether Tenant may be exempt from the payment of any taxes as the result of any reduction, abatement or exemption from Taxes granted or agreed to by any Governmental Authority, or by reason of Tenant’s diplomatic or other tax exempt status. Section 7.3 Tenant’s Expense Payment. (a) If the Operating Expenses payable for any Comparison Year exceed the Base Operating Expenses, Tenant shall pay to Landlord Tenant’s Expense Share of such excess (“Tenant’s Expense Payment”); provided that Tenant shall not be required to make any Tenant’s Expenses Payment on account of any period prior to the date that is nineteen (19) months following the Commencement Date. For each applicable Comparison Year, Landlord shall furnish to Tenant a statement setting forth Landlord’s reasonable estimate of the applicable Tenant’s Expense Payment for such applicable Comparison Year (the “Expense Estimate”). Tenant shall pay to Landlord on the 1st day of each month during such Comparison DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

25 Year an amount equal to 1/12 of the applicable Expense Estimate. If Landlord furnishes an Expense Estimate for a Comparison Year subsequent to the commencement thereof, then (i) until the 1st day of the month following the month in which the applicable Expense Estimate is furnished to Tenant, Tenant shall pay to Landlord on the 1st day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 7.3 during the last month of the preceding Comparison Year; (ii) promptly after the Expense Estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of the applicable Tenant’s Expense Payment previously made for such applicable Comparison Year were greater or less than the installments of Tenant’s Expense Payment to be made for such Comparison Year in accordance with the applicable Expense Estimate, and (A) if there shall be a deficiency, Tenant shall pay the amount thereof within thirty (30) days after demand therefor, or (B) if there shall have been an overpayment, Landlord shall credit the amount thereof against subsequent payments of Rent due hereunder (or at the end of the Term pay such amount to Tenant); and (iii) on the 1st day of the month following the month in which the applicable Expense Estimate is furnished to Tenant, and on the 1st day of each month thereafter throughout the remainder of such Comparison Year, Tenant shall pay to Landlord an amount equal to 1/12 of the applicable Expense Estimate. (b) Landlord shall endeavor to furnish to Tenant on or before July 1 of each Comparison Year a Statement for the immediately preceding Comparison Year, as to Operating Expenses. If the Statement shows that the sums paid by Tenant under Section 7.3(a) exceeded the actual amount of Tenant’s Expense Payment for such Comparison Year, Landlord shall credit the amount of such excess against subsequent payments of Rent due hereunder (or at the end of the Term pay such amount to Tenant). If the Statement shows that the sums so paid by Tenant were less than Tenant’s Expense Payment for such Comparison Year, Tenant shall pay the amount of such deficiency within thirty (30) after delivery of the Statement to Tenant. Section 7.4 Non-Waiver; Disputes. (a) Landlord’s failure to render any Statement (whether for Taxes or Operating Expenses) by any particular date with respect to any applicable Comparison Year shall not prejudice Landlord’s right to thereafter render a Statement (whether for Taxes or Operating Expenses) with respect to such Comparison Year or any subsequent Comparison Year, nor shall the rendering of a Statement prejudice Landlord’s right to thereafter render a corrected Statement (whether for Taxes or Operating Expenses) for that Comparison Year, but only provided in each such case that Landlord shall render such Statement no later than one (1) year after the expiration of the later of (x) the applicable Tax Year or Expense Year for which the Statement or corrected Statement is rendered or (y) the date that Landlord acquires actual knowledge of the discrepancy underlying such corrected Statement. (b) (i) Tenant, upon notice given within two hundred seventy (270) days after Tenant’s receipt of a Statement regarding Tenant’s Expense Payment (provided Tenant shall have the right to audit the Records regarding the Base Expense Year at any time within the two (2) years subsequent to the Base Expense Year), may elect to have Tenant’s certified public accountant, qualified real estate services firm or audit firm, or qualified employee of Tenant (but not, in any case, anyone retained by Tenant on a contingency fee basis or any other fee basis by which such accountant’s or other firm’s or auditor’s compensation is based upon the amount DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

26 refunded or credited by Landlord to Tenant as a result of such audit) examine such of Landlord’s books and records regarding Operating Expenses (collectively, “Records”) as are directly relevant to such Statement, and Landlord shall provide access to the Records in New York City for such purpose upon reasonable prior notice. As a condition to Tenant’s right to review the Records, Tenant shall pay all sums required to be paid in accordance with the Statement in question. If Tenant does not give such notice within such one year period, then such Statement shall be presumptively binding upon Tenant. Prior to reviewing any Records, Tenant and its accountant shall execute and deliver to Landlord a confidentiality agreement, in form and substance reasonably acceptable to Landlord and Tenant, agreeing not to disclose any information in the Records to any third party. (ii) Tenant, within ninety (90) days after the date on which the Records are made available to Tenant, may send a notice (“Tenant’s Dispute Notice”) to Landlord that Tenant disagrees with the applicable Statement, specifying in reasonable detail the basis for Tenant’s disagreement and the amount of the Expense Payment Tenant claims it overpaid. If Tenant fails timely to deliver a Tenant’s Dispute Notice, then such Statement shall be conclusive and binding on Tenant. Landlord and Tenant shall attempt to adjust such disagreement. If they are unable to do so, and provided that the amount of the Expense Payment Tenant claims it overpaid is at least 5% of the Expense Payment that Landlord claims is due, Tenant shall give Landlord notice thereof (the “Arbiter Notice”) within ninety (90) days after the date on which the Records are made available to Tenant (in connection with the disagreement in question) that Tenant desires such disagreement to be determined by an Arbiter in accordance with this Section 7.4; and promptly thereafter, Landlord and Tenant shall jointly designate a certified public accountant (the “Arbiter”) whose determination made in accordance with this Section 7.4 will be binding upon the parties; provided, however, that if the amount of the Expense Payment Tenant claims it overpaid is not at least 3% of the Expense Payment Landlord claims is due, then Tenant shall have no right to dispute such amount and shall pay the amount that Landlord claims is due to the extent overpaid. If Tenant timely delivers a Tenant Dispute Notice, the disagreement referenced therein is not resolved by the parties and Tenant fails to notify Landlord of Tenant’s desire to have such disagreement determined by an Arbiter within the 90-day period set forth in the preceding sentence, then the Statement to which such disagreement relates shall be conclusive and binding on Tenant. (iii) The Arbiter shall be a member of an independent certified public accounting firm having at least 3 accounting professionals. If Landlord and Tenant are unable to agree on the designation of the Arbiter within fifteen (15) days after Landlord receives the Arbiter Notice, then either party shall have the right to request the American Arbitration Association or any organization which is the successor thereto (the “AAA”) to designate as the Arbiter a certified public accountant meeting the requirements of this subsection (iii) whose determination made in accordance with this Section 7.4(b) shall be conclusive and binding upon the parties, and the cost of such certified public accountant shall be borne as provided below. Any determination made by an Arbiter shall not exceed the amount determined to be due in the first instance by DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

27 Landlord’s Statement, nor shall such determination be less than the amount claimed to be due by Tenant in Tenant’s Dispute Notice, and any determination which does not comply with the foregoing shall be null and void and not binding on the parties. In rendering such determination such Arbiter shall not add to, subtract from or otherwise modify the provisions of this Lease, including the immediately preceding sentence. If the Arbiter confirms the determination of Landlord within 5%, then Tenant shall pay the cost of the Arbiter. If the Arbiter confirms the determination of Tenant within 5%, then Landlord shall pay the cost of the Arbiter. In all other events, the cost of the Arbiter shall be borne equally by Landlord and Tenant. If the determination of the Arbiter confirms that Tenant overpaid by at least seven and one half (7.5%) percent or more, Landlord shall reimburse Tenant for all reasonable out-of-pocket costs and expenses incurred by Tenant in connection with such dispute. (iv) Pending the resolution of any contest pursuant to this Section 7.4(b), and as a condition to Tenant’s right to prosecute such contest, Tenant shall pay all sums required to be paid in accordance with the Statement in question. If Tenant shall prevail in such contest, an appropriate refund shall be made by Landlord to Tenant. Section 7.5 Additional Provisions Regarding Taxes and Operating Expenses. (a) In any case provided in this Article 7 in which Tenant is entitled to a refund, Landlord may, in lieu of making such refund, credit against the next installment of Rent any amounts to which Tenant shall be entitled. Nothing in this Article 7 shall be construed so as to result in a decrease in the Fixed Rent. If this Lease shall expire before any such credit shall have been fully applied, then (provided Tenant is not in monetary or material non-monetary default under this Lease beyond the expiration of any applicable grace, notice and/or cure periods) Landlord shall promptly refund to Tenant the unapplied balance of such credit (and no later than thirty (30) days thereafter). (b) Landlord and Tenant confirm that the computations under this Article 7 are intended to constitute a formula for agreed rental escalation and may or may not constitute an actual reimbursement to Landlord for Taxes and other costs and expenses incurred by Landlord with respect to the Real Property. If the Building shall be condominiumized, then Tenant’s Expense Payments and Tenant’s Tax Payments shall, if necessary, be equitably adjusted such that Tenant shall thereafter continue to pay the same share of the Taxes and Operating Expenses of the Building as Tenant would pay in the absence of such condominiumization. (c) If the Commencement Date is a day other than January 1, or if the Expiration Date is a day other than December 31, or if there is any increase or decrease in the area of the Premises, then in each such event in applying the provisions of this Article 7 with respect to the Comparison Year in which the event occurred, appropriate adjustments shall be made to reflect the result of such event on a basis consistent with the principles underlying the provisions of this Article 7, taking into consideration (i) the portion of such Comparison Year, as the case may be, which shall have elapsed prior to or after such event, (ii) the rentable area of the Premises affected thereby and the Base Tax Year applicable thereto, and (iii) the duration of such event. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

28 Section 7.6 No Reduction in Rent. In no event shall any decrease in Operating Expenses or Taxes in any Comparison Year below the Base Operating Expenses or Base Taxes, as the case may be, result in a reduction in the Fixed Rent or any other component of Additional Rent payable hereunder. ARTICLE 8 REQUIREMENTS OF LAW Section 8.1 Compliance with Requirements. (a) Tenant’s Compliance. Without limitation of Landlord’s obligation to deliver the Premises in the Delivery Condition, including in compliance with all Requirements, Tenant, at its expense, shall comply with all Requirements applicable to the Premises and/or Tenant’s use or occupancy thereof; provided, however, that Tenant shall not be obligated to comply with any Requirements requiring any structural alterations unless the application of such Requirements arises from (i) the specific manner and nature of Tenant’s use or occupancy of the Premises, as distinct from general office use, (ii) Alterations made by Tenant, or (iii) a breach by Tenant of any provisions of this Lease. Without limitation of Landlord’s obligation to deliver the Premises in the Delivery Condition, including in compliance with all Requirements, any repairs or alterations required for compliance with applicable Requirements shall be made at Tenant’s expense by Tenant in compliance with Article 5 if such repairs or alterations are nonstructural, do not affect any Building System and to the extent such repairs or alterations do not affect areas outside the Premises; or by Landlord if such repairs or alterations are structural or affect any Building System or to the extent such repairs or alterations affect areas outside the Premises. If Tenant obtains knowledge of any failure to comply with any Requirements applicable to the Premises, Tenant shall give Landlord prompt notice thereof. Tenant, at its cost and expense, may contest the validity of Requirements applicable to the Premises and/or Tenant’s use or occupancy thereof and postpone compliance therewith pending such contest, provided that Landlord shall not be subject to criminal penalty or to prosecution for a crime, nor shall the Premises or any part thereof or the Building or Real Property, or any part thereof be subject to being condemned or vacated or be subjected to any lien or encumbrance, nor shall the same involve imminent danger or significant safety hazards, and Tenant shall save and hold harmless Landlord and Landlord’s Indemnitees from any claims, liability, damages, costs, expenses and fees (including reasonable attorneys’ fees) which Landlord and/or Landlord’s Indemnitees may incur as a result of Tenant’s contesting the validity of such Requirement(s), and Tenant shall keep Landlord reasonably advised as to the status of such proceedings. In connection with Landlord’s obligations as expressly set forth in this Lease, Landlord shall, at its sole cost and expense, comply with all Requirements applicable to the Building and the Premises to the extent that a failure to comply is reasonably likely to impair in a material respect Tenant’s use and occupancy of the Premises. (b) Hazardous Materials. Tenant shall not cause or permit (i) any Hazardous Materials to be brought into the Building, (ii) the storage or use of Hazardous Materials in or about the Building or the Premises (subject to the second sentence of this Section 8.1(b)), or (iii) the escape, disposal or release of any Hazardous Materials within or in the vicinity of the Building. Nothing herein shall be deemed to prevent Tenant’s use of any Hazardous Materials customarily DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

29 used in the ordinary course of office work, provided such use is in accordance with all Requirements. Tenant shall be responsible, at its expense, for all matters directly or indirectly based on, or arising or resulting from, the presence of Hazardous Materials in the Building which is caused or permitted by a Tenant Party. Tenant shall provide to Landlord copies of all communications received by Tenant with respect to any Requirements relating to Hazardous Materials, and/or any claims made in connection therewith. Landlord or its agents may perform environmental inspections of the Premises at any time at Landlord’s cost. Landlord represents that upon the Commencement Date, there will be no Hazardous Materials in the Premises in violation of any Requirements relating to Hazardous Materials. Landlord shall not cause or permit Hazardous Materials to be used, transported, stored, released, handled, produced or installed in, on or from, the Premises or the Common Areas in violation of Requirements relating to Hazardous Materials during the term of this Lease. The above notwithstanding, if any Hazardous Materials are discovered by Tenant during the performance of an Alteration, and such Hazardous Materials were existing in the Premises as of the Commencement Date in violation of Requirements relating to Hazardous Materials, or were brought onto the Premises by Landlord or its agents, employees, contractors or representatives during the term of the Lease in violation of Requirements relating to Hazardous Materials, and such Requirements require same to be abated, encapsulated, removed or otherwise remediated, then Landlord, at Landlord’s cost and expense, shall use commercially reasonable efforts to promptly (and in a commercially reasonable manner so as to minimize the interference with Tenant) abate, encapsulate, remove or otherwise remediate such Hazardous Materials in compliance with all Requirements, and provided that Tenant is not then in monetary or material non-monetary default under this Lease beyond the expiration of any applicable notice, cure and grace periods, Tenant shall receive an abatement of Fixed Rent, Tenant’s Tax Payment and Tenant’s Expense Payment in proportion to the portion of the Premises in which (i) the performance of such Alteration is actually delayed and (ii) Tenant is not otherwise in occupancy for the conduct of its business, for the period of such actual delay and non- occupancy that occurs after the date that Tenant gives Landlord written notice thereof; provided if such delay occurs prior to the Rent Commencement Date, such abatement shall apply to the period immediately commencing on the Rent Commencement Date. (c) Landlord’s Insurance. Tenant shall not cause or permit any action or condition that would (i) invalidate or conflict with any requirements of Landlord’s insurance policies (provided such requirements are standard for insurance policy(ies) customarily written for office buildings in Manhattan), (ii) violate applicable rules, regulations and guidelines of the Fire Department, Fire Insurance Rating Organization or any other authority having jurisdiction over the Building, (iii) cause an increase in the premiums of fire insurance for the Building over that payable with respect to Comparable Buildings, or (iv) result in Landlord’s insurance companies’ refusing to insure the Building or any property therein in amounts and against risks as reasonably determined by Landlord. If fire insurance premiums increase as a result of Tenant’s failure to comply with the provisions of this Section 8.1, Tenant shall promptly cure such failure and shall reimburse Landlord for the increased fire insurance premiums paid by Landlord as a result of such failure by Tenant. Section 8.2 Fire and Life Safety; Sprinkler. Without limitation of Landlord’s obligation to deliver the Premises in the Delivery Condition, including in compliance with all Requirements, DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

30 Tenant shall maintain in good order and repair the sprinkler, fire-alarm and life-safety system in the Premises in accordance with this Lease, the Rules and Regulations and all Requirements. If the Fire Insurance Rating Organization or any Governmental Authority or any of Landlord’s insurers requires or recommends any modifications and/or alterations be made or any additional equipment be supplied in connection with the sprinkler system or fire alarm and life-safety system serving the Building by reason of Tenant’s business, any Alterations performed by Tenant or the location of the partitions, Tenant’s Property, or other contents of the Premises, Landlord (to the extent outside of the Premises) or Tenant (to the extent within the Premises) shall make such modifications and/or Alterations, and supply such additional equipment, in either case at Tenant’s expense. Section 8.3 If any noted violation of any applicable Requirements, the compliance with which is not the responsibility of Tenant in accordance with this Lease (herein called a “Landlord’s Violation”) shall actually delay or prevent Tenant from obtaining any governmental permits, consents, approvals or other documentation required by Tenant for (A) the performance of any Alteration or (B) the lawful occupancy of any portion of the Premises upon completion of any Alterations therein, then, upon the giving of notice by Tenant to Landlord of such actual prevention or delay and of the applicable Landlord’s Violations, Landlord shall promptly commence and thereafter diligently prosecute to completion the cure and removal of record of such Landlord’s Violations. If Tenant is actually delayed in performance of its Initial Installations in, or prevented from using any portion of the Premises by a Landlord’s Violation, provided that Tenant is not then in monetary or material non-monetary default under this Lease beyond the expiration of any applicable notice, cure and grace periods, payment of Fixed Rent, Tenant’s Tax Payment and Tenant’s Expense Payment shall abate for such portion of the Premises from and after the date on which Tenant sends Landlord written notice of such delay until such time as such delay no longer exists, provided if such delay occurs prior to the Rent Commencement Date, such abatement shall apply to the period immediately commencing on the Rent Commencement Date. ARTICLE 9 SUBORDINATION Section 9.1 Subordination and Attornment. (a) This Lease is subject and subordinate to all present and future Mortgages and Superior Leases. At the request of any Mortgagee or Superior Lessor, Tenant shall attorn to such Mortgagee or Superior Lessor, their successors in interest or any purchaser in a foreclosure sale. (b) If a Superior Lessor or Mortgagee or any other Person shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action, termination of the Superior Lease, the delivery of a new lease or deed or otherwise (each, a “Successor Landlord”), then at the request of the Successor Landlord and upon such Successor Landlord’s written agreement to accept Tenant’s attornment and to recognize Tenant’s interest under this Lease, Tenant shall be deemed to have attorned to and recognized such Successor Landlord as Landlord under this Lease. The provisions of this Section 9.1 are self-operative and require no further instruments to give effect hereto; provided, however, that Tenant shall promptly execute and deliver any reasonable instrument that such Successor Landlord may DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

31 reasonably request (x) evidencing such attornment, (y) setting forth the terms and conditions of Tenant’s tenancy, and (z) containing such other terms and conditions as may be required by such Successor Landlord, provided such terms and conditions do not increase the Rent, increase Tenant’s other obligations or adversely affect Tenant’s rights under this Lease except to a de minimis extent. Notwithstanding anything to the contrary herein, upon such attornment, this Lease shall continue in full force and effect as a direct lease between such Successor Landlord and Tenant upon all of the terms, conditions and covenants set forth in this Lease except that such Successor Landlord (unless such Successor Landlord is an affiliate of Landlord) shall not be (i) liable for any act or omission of Landlord (except to the extent such act or omission continues beyond the date when such successor landlord succeeds to Landlord’s interest); (ii) subject to any defense, claim, counterclaim, set-off or offset which Tenant may have against Landlord; (iii) bound by any prepayment of more than thirty (30) days’ Rent to any prior landlord except to the extent received by Successor Landlord or specifically required by this Lease (such as the Advance Rent); (iv) bound by any obligation to make any payment to Tenant which was required to be made prior to the time such Successor Landlord succeeded to Landlord’s interest; (v) bound by any obligation to perform any work or to make improvements to the Premises except for (x) repairs and maintenance required to be made by Landlord under this Lease, and (y) repairs to the Premises as a result of damage by fire or other casualty or a partial condemnation required to be made pursuant to the provisions of this Lease, but only to the extent that such repairs can reasonably be made from the net proceeds of any insurance or condemnation awards, respectively, actually made available to such Successor Landlord; (vi) bound by any modification, amendment or renewal of this Lease made without Successor Landlord’s consent (except the exercise of renewal options, expansion options, termination options, modifications upon condemnation and casualty and other modifications expressly provided for in the Lease); (vii) liable for the repayment of any security deposit or surrender of any Letter of Credit, unless and until such Security Deposit actually is paid or such Letter of Credit is actually delivered to such Successor Landlord; or (viii) liable for the payment of any unfunded tenant improvement allowance, refurbishment allowance or similar obligation. (c) Without limiting any other provision of this Lease, Tenant shall from time to time within ten (10) Business Days of request from Landlord execute and deliver any reasonable DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

32 documents or instruments that may be reasonably required by any Mortgagee or Superior Lessor to confirm any attornment and/or subordination. Section 9.2 Mortgage or Superior Lease Defaults. Any Mortgagee may elect that this Lease shall have priority over the Mortgage, and upon notification to Tenant by such Mortgagee, this Lease shall be deemed to have priority over such Mortgage, regardless of the date of this Lease. In connection with any financing of the Real Property, Tenant shall consent to any reasonable modifications of this Lease requested by any lending institution, provided such modifications do not increase the Rent, materially increase the other obligations of, or materially and adversely affect the rights of, Tenant under this Lease. Section 9.3 Cure Rights of Mortgagee or Superior Lessor. As long as any Superior Lease or Mortgage exists, Tenant shall not seek to terminate this Lease by reason of any act or omission of Landlord until (i) Tenant shall have given notice of such act or omission to all Superior Lessors and/or Mortgagees whose name and address shall previously have been furnished to Tenant in writing, and (ii) a reasonable period of time (but not more than thirty (30) days after notice thereof) shall have elapsed following the giving of notice of such default and the expiration of any applicable notice or grace periods (unless such act or omission is not capable of being remedied within a reasonable period of time), during which period such Superior Lessors and/or Mortgagees shall have the right, but not the obligation, to remedy such act or omission and thereafter diligently proceed to so remedy such act or obligation (provided, that such Superior Lessors and/or Mortgagees shall, within ten (10) Business Days of its receipt of such notice from Tenant, give Tenant notice of intention to remedy such act or omission). If any Superior Lessor or Mortgagee elects to remedy such act or omission of Landlord, Tenant shall not seek to terminate this Lease so long as such Superior Lessor or Mortgagee is proceeding with reasonable diligence to effect such remedy. Section 9.4 Provisions. The provisions of this Article 9 shall (a) inure to the benefit of Landlord, any future owner of the Building or the Real Property, Mortgagee and Superior Lessor (and any sublessor thereof) and (b) apply notwithstanding that as a matter of law, this Lease may terminate upon the termination of any such Superior Lease or Mortgage. Section 9.5 Future Condominium Declaration. This Lease and Tenant’s rights hereunder are and will be subject and subordinate to any condominium declaration, by-laws and other instruments (collectively, the “Declaration”) which may be recorded in order to subject the Building to a condominium form of ownership pursuant to Article 9-B of the New York Real Property Law or any Successor Requirement, provided that the Declaration does not increase the Rent, materially increase Tenant’s non-Rent obligations or materially and adversely affect Tenant’s rights under this Lease. At Landlord’s request, and subject to the foregoing proviso, Tenant will execute and deliver to Landlord an amendment of this Lease confirming such subordination and modifying this Lease to conform to such condominium regime. Section 9.6 Non-Disturbance Agreements. Landlord agrees to use commercially reasonable efforts to obtain for Tenant, at Tenant’s cost, a subordination, non-disturbance and attornment agreement (“SNDA”) from all existing and future Mortgagees and Superior Lessors, in the standard form customarily employed by such Mortgagee or Superior Lessor, provided, DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

33 however, that Landlord shall have no liability to Tenant, and the subordination of this Lease to any Mortgage or Superior Lease shall not be affected, in the event that Landlord is unable to obtain any such agreements. ARTICLE 10 SERVICES Section 10.1 Electricity. (a) (i) Landlord shall redistribute, or cause to be furnished, electricity to or for the use of Tenant in the Premises for the operation of Tenant’s electrical systems and equipment in the Premises (exclusive of fire/life safety systems and Base Building A/C Unit and HVAC System (hereinafter defined), but inclusive of supplemental air conditioning units installed by Tenant in accordance with the terms of this Lease, if any), at a level sufficient to accommodate a demand load of 6 watts per usable square foot of office space in the Premises (the “Maximum Electric Load”). Consumption of such electricity shall be measured by an existing submeter (or a submeter to be installed by Landlord at its cost if there is not an existing submeter in the Premises) which shall be maintained by Landlord at Landlord’s cost. For purposes of this Section 10.1(a)(i) only and not for any other purposes hereunder, the usable square footage of office space of Premises shall be deemed to be 9,980 square feet. (ii) All electricity used during the performance of cleaning services, or the making of any Alterations or Restorative Work in the Premises, or the operation of any supplemental or special air-conditioning systems serving the Premises, shall be paid for by Tenant. (iii) In addition to the Maximum Electric Load, Landlord shall redistribute, or cause to be furnished, electricity to or for the use of Tenant in the Premises for the operation of the Base Building A/C Unit at a level sufficient for the operation of such Base Building A/C Unit. Consumption of such electricity shall be measured by a submeter which shall be installed and maintained by Landlord at Landlord’s cost. (b) Submetering. Tenant shall pay to Landlord within thirty (30) Business Days of receipt of a bill therefor (which bill shall be rendered no more frequently than monthly), for its consumption of electricity at the Premises (including without limitation, for avoidance of doubt, consumption of electricity for operation of fire/life safety systems and the Base Building A/C Unit), a sum equal to 103% of the cost to Landlord of the electric current consumed by Tenant in such billing period charged by the utility company or third party provider providing electricity to the Building, which amount shall be determined by dividing the cost established by said utility company or provider (averaged separately for KWs and KWHRs) during each respective billing period by the number of KWs and KWHRs consumed by the Building appearing on the invoice for such period as applied to the submeter readings in the Premises. If any tax is imposed upon Landlord’s receipts from the sale or resale of electricity to Tenant, Tenant shall pay such tax if and to the extent permitted by law as if Tenant were the ultimate consumer of such electricity. Where more than one meter measures the electricity to the Premises, the electricity measured by each meter shall be computed and billed separately in accordance with the provisions set forth above. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

34 Subject to the foregoing provisions of this subsection (c), bills for such amounts shall be rendered to Tenant at such times as Landlord may elect. (c) Compliance. Tenant shall at all times comply with the rules and regulations of the utility company supplying electricity to the Building. Tenant shall not use any electrical equipment that, in Landlord’s reasonable judgment, would exceed the capacity of the electrical equipment serving the Premises from time to time. If Landlord reasonably determines that Tenant’s electrical requirements necessitate installation of any additional risers, feeders or other electrical distribution equipment (collectively, “Electrical Equipment”), or if (subject to Section 10.1(a)(ii)), Tenant provides Landlord with evidence reasonably satisfactory to Landlord of Tenant’s need for excess electricity and requests that additional Electrical Equipment be installed, Landlord shall, at Tenant’s expense, install such additional Electrical Equipment, provided that Landlord, in its sole reasonable judgment, determines that (i) such installation is practicable and necessary, (ii) such additional Electrical Equipment is permissible under applicable Requirements, and (iii) the installation of such Electrical Equipment will not cause permanent damage to the Building or the Premises, cause or create a hazardous condition, entail excessive or unreasonable alterations, interfere with or limit electrical usage by other current or future tenants or occupants of the Building or exceed the limits of the switchgear or other facilities serving the Building, or require power in excess of that available from the utility serving the Building. Section 10.2 Elevators. (a) Subject to Unavoidable Delay, Landlord shall provide (i) passenger elevator service, which elevators shall be secured via a card key system, to the Premises at all times during Business Hours, with at least one passenger elevator subject to call at all other times (24 hours a day, 365 days a year) and (ii) freight elevator service to the Premises on a first- come, first-served basis (i.e., no advance scheduling) on Business Days from 8 a.m. to 12 p.m. and from 1 p.m. to 6 p.m., which hours of operation are subject to change, and on a reserved basis at all other times, subject to the payment of Landlord’s then established charges therefor. There shall be a minimum charge of 4 hours for any period of additional freight service that neither immediately precedes nor immediately follows the standard hours for freight elevators first set forth above in this Section 10.2(a). Tenant shall have access to the Premises 24 hours per day, 7 days per week, subject to Unavoidable Delay. The Building lobby shall be attended at all times, subject to Unavoidable Delay. Subject to Unavoidable Delay, one passenger elevator shall always service the Roof Deck (either directly to the Roof Deck or to the floor immediately below the Roof Deck with stairway access being provided from such floor to the Roof Deck). (b) Tenant shall be entitled to use the freight elevator after hours, on a reserved (but first-come, first-served) basis, for up to 60 hours, without charge, during its move in period; provided, however, that each period of such free usage shall be in a minimum increment of 4 hours, and Tenant shall give Landlord at least one (1) Business Day’s notice of its requested time for such usage. Section 10.3 Heating; Ventilation and Air Conditioning. (a) Landlord shall furnish heating to the Premises during Business Hours. Heating service shall be available to Tenant outside of Business Hours on an overtime basis at a cost of $200.00 per hour (which amount is DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

35 subject to increase from time to time to cover Landlord’s actual out-of-pocket costs as reasonably determined by Landlord), subject to Landlord’s rules and regulations. (b) Tenant acknowledges that the Fixed Rent does not include any charge to Tenant for the furnishing of air conditioning and that air conditioning shall be provided by the water-cooled air conditioning unit servicing the Premises that have heretofore been installed by Landlord (the “Base Building A/C Unit”), which unit shall be controlled by Tenant. All electricity consumed by operation of the Base Building A/C Unit (whether for operation during or after Business Hours, and whether or not on Business Days) shall be submetered and paid for by Tenant (as set forth above). Landlord shall be responsible for the repair and replacement of the major components of the Base Building A/C Unit at Landlord’s cost and expense. Tenant shall pay to Landlord directly (within 30 days after receipt of an invoice therefor) the actual out-of-pocket costs of cleaning and otherwise repairing and maintaining the Base Building A/C Unit, at rates which are competitive with rates of other air conditioning maintenance contractors providing comparable services to Comparable Buildings, provided that such amount shall be capped at $3,000 per calendar year. In addition, Tenant shall have the right to install in the Premises supplemental air conditioning units, subject to Landlord’s reasonable approval and Tenant’s compliance with Requirements and to the other provisions of this Lease including without limitation those provisions governing Alterations and electricity. (c) Landlord shall have access to all air-cooling, fan, ventilating and machine rooms and electrical closets and all other mechanical installations of Landlord (collectively, “Mechanical Installations”), and Tenant shall not construct partitions or other obstructions which may interfere with Landlord’s access thereto or the moving of Landlord’s equipment to and from the Mechanical Installations (provided that Landlord shall use commercially reasonable efforts, in consultation with Tenant , to locate any and all such Mechanical Installations in areas that will minimize interference with Tenant’s use of the Premises). No Tenant Party shall at any time enter the Mechanical Installations or tamper with, adjust, or otherwise affect such Mechanical Installations. Except to the extent caused by the negligence or willful misconduct of a Landlord Party, Landlord shall not be responsible if the HVAC System fails to provide cooled or heated air, as the case may be, to the Premises in accordance with the Design Standards by reason of (i) any equipment installed by, for or on behalf of Tenant, which has an electrical load in excess of the average electrical load and human occupancy factors for the HVAC System as designed, or (ii) any rearrangement of partitioning or other Alterations made or performed by, for or on behalf of Tenant. Landlord shall install prior to the Commencement Date, if missing, blinds or shades on all windows. Tenant shall keep all of the operable windows in the Premises closed, and lower the blinds when necessary because of the sun’s position, whenever the HVAC System is in operation or as and when required by any Requirement. Tenant shall cooperate with Landlord and shall abide by the rules and regulations which Landlord may reasonably prescribe for the proper functioning and protection of the HVAC System. Section 10.4 Cleaning. Landlord shall cause the Premises (excluding any portions thereof used for the storage, preparation, service or consumption of food or beverages (other than standard office pantries), as an exhibition area or classroom, for storage, as a shipping room, mail room or similar purposes, for private bathrooms, showers or exercise facilities, as a trading DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

36 floor, or primarily for operation of computer, data processing, reproduction, duplicating or similar equipment) to be cleaned, substantially in accordance with the standards set forth on Exhibit C. Any areas of the Premises that Landlord is not required to clean hereunder or that require additional cleaning shall be cleaned, at Tenant’s expense, by Landlord’s cleaning contractor, at rates which are competitive with rates of other cleaning contractors providing comparable services to Comparable Buildings. Landlord’s cleaning contractor and its employees shall have access to the Premises between 5 p.m. and 1 a.m. on Business Days and shall have the right to use, without charge therefor, all electricity and water in the Premises reasonably required to clean the Premises. Section 10.5 Water. Landlord shall provide hot and cold water to the lavatories and pantries of the Premises. If Tenant requires water for any additional purposes in excessive amounts, Tenant shall pay for the cost of bringing water to the Premises and Landlord may install a meter to measure the water. Tenant shall pay the cost of such installation, and for all maintenance, repairs and replacements thereto, and for the water consumed pursuant to the readings of any such meters and any other unusually high use of water. Section 10.6 Refuse Removal. Landlord shall provide refuse removal services at the Building for ordinary office refuse and rubbish which shall be performed after Business Hours on each and every Business Day. Tenant shall pay to Landlord Landlord’s reasonable charge for such removal to the extent that the refuse generated by Tenant is wet waste or exceeds the refuse customarily generated by general office tenants. Tenant shall not dispose of any refuse in the Common Areas, and if Tenant does so, Tenant shall be liable for Landlord’s reasonable charge for such removal. Section 10.7 Directory. Tenant acknowledges that there is no Building directory, provided if there is in the future any Building directory or other similar service provided to tenants of the Building, Tenant shall be entitled to its proportionate share thereof. Section 10.8 Telecommunications. If Tenant requests that Landlord grant access to the Building to a telecommunications service provider designated by Tenant for purposes of providing telecommunications services to Tenant, Landlord shall use its good faith efforts to respond to such request within ten (10) Business Days. Tenant acknowledges that nothing set forth in this Section 10.8 shall impose any affirmative obligation on Landlord to grant such request and that Landlord shall have the right to determine which telecommunications service providers shall have access to Building facilities provided such consent to access for such provider shall not be unreasonably withheld, conditioned or delayed. Section 10.9 Mail. There is no mail room in the Building. Mail and packages are delivered by the US Postal Service and other carriers to the receptionist at the Premises and Landlord has no responsibility therefor. Section 10.10 Service Interruptions. Landlord reserves the right to suspend any service when necessary, by reason of Unavoidable Delays, accidents or emergencies, or for Restorative Work that, in Landlord’s judgment, is necessary or appropriate until such Unavoidable Delay or other cause of such suspension is resolved, or such Restorative Work is completed, and Landlord DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

37 shall not be liable for any interruption, curtailment or failure to supply services. Landlord shall use reasonable efforts to minimize interference with Tenant’s use and occupancy of the Premises as a result of any such interruption, curtailment or failure of or defect in such service, or change in the supply, character and/or quantity of electrical service, and to restore any such services, remedy such situation and minimize any interference with Tenant’s business including without limitation, scheduling any such interruption or curtailment at times that minimizes, to the extent reasonably practicable, the effect of such interruption or curtailment on Tenant's ability to conduct its business in the Premises during Tenant's ordinary business hours, and if such interruption or curtailment (i) denies Tenant from having reasonable access to the Premises, (ii) threatens the health or safety of any occupant of the Premises, or (iii) materially interferes with Tenant's ability to conduct its business in the Premises during Tenant's ordinary business hours, then Landlord shall employ contractors or labor at overtime or premium pay rates to the extent reasonably necessary. The exercise of any such right or the occurrence of any such failure by Landlord shall not (i) constitute an actual or constructive eviction, in whole or in part; (ii) entitle Tenant to any compensation, abatement or diminution of Rent; (iii) relieve Tenant from any of its obligations under this Lease; or (iv) impose any liability upon Landlord or any Landlord Indemnitees by reason of inconvenience to Tenant, or interruption of Tenant’s business, or otherwise; provided that notwithstanding the foregoing, if the Premises, or a material portion of the Premises, are rendered Untenantable as a result of a service interruption that is reasonably within the control of Landlord to prevent and/or correct, and through no fault of Tenant (and are not actually used by Tenant for the conduct of its business) (a “Service Interruption”) for a period in excess of seven (7) consecutive Business Days after Tenant has given Landlord notice thereof, then Tenant, as its sole remedy for the Premises being Untenantable for such period shall be entitled to receive an abatement of Fixed Rent, Tenant’s Tax Payment and Tenant’s Expense Payment payable hereunder, proportionately based upon the portion of the Premises rendered Untenantable and not actually used during such period beginning on the eighth (8th) consecutive Business Day of the Service Interruption and ending on the earlier of (x) the day the Premises (or the applicable portion thereof) are no longer Untenantable by reason of such Service Interruption, and (y) the day Tenant actually begins to use the Premises (or the applicable portion thereof) for the conduct of its business. ARTICLE 11 INSURANCE; PROPERTY LOSS OR DAMAGE Section 11.1 Tenant’s Insurance. (a) Tenant, at its expense, shall obtain and keep in full force and effect during the Term the following insurance: (i) a policy of commercial general liability insurance on an occurrence basis against claims for personal injury, bodily injury, death and/or property damage occurring in or about the Building, under which Tenant is named as the insured and Landlord, Landlord’s Agent and any Superior Lessors and any Mortgagees whose names have been furnished to Tenant are named as additional insureds (the “Insured DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

38 Parties”). Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of the Insured Parties, and Tenant shall obtain blanket broad-form contractual liability coverage to insure its indemnity obligations set forth in Article 25. The minimum limits of liability applying exclusively to the Premises shall be a combined single limit with respect to each occurrence in an amount of not less than $5,000,000 which may be fulfilled through umbrella coverage; provided, however, that Landlord may require Tenant to increase such coverage from time to time by giving Tenant at least thirty (30) days prior notice (but not more than once during the Initial Term) to that amount of insurance which in Landlord’s reasonable judgment is then being customarily required by landlords for similar office space in Comparable Buildings. The self-insured retention for such policy shall not exceed $10,000; (ii) insurance against loss or damage by fire, and such other risks and hazards as are insurable under then available standard forms of “special form causes of loss” or “all risk” property insurance policies with extended coverage, insuring all personal property, fixtures, furnishings, equipment, improvements, betterments and installations located in the Premises, whether or not installed or paid for by Landlord (including without limitation Landlord’s Work and the Initial Installations) for the full insurable value thereof or replacement cost thereof, having a deductible amount, if any, not in excess of $25,000; (iii) during the performance of any Alteration, until completion, builder’s risk insurance on an “all risk” basis and on a completed value form including a “permission to complete and occupy” endorsement, for full replacement value covering the interest of Landlord and Tenant (and their respective contractors and subcontractors) in all work incorporated in the Building and all materials and equipment in or about the Premises, provided that for any given Alteration, separate builder’s risk insurance shall not be required provided that either Tenant’s contractors have such insurance or Tenant’s property insurance provides coverage with regard to such Alteration substantially similar the coverage that would be provided by such builder’s risk insurance; (iv) workers’ compensation insurance, as required by Requirements; (v) intentionally omitted; (vi) business interruption insurance covering a minimum of one year of Rent; and (vii) such other insurance in such amounts as Landlord may reasonably require from time to time provided same are comparable to requirements of other landlords of other similar buildings in Manhattan. (b) All insurance required to be carried by Tenant (i) shall contain a provision that such insurance shall be noncancellable, and no material change in coverage shall be made thereto, unless the Insured Parties receive at least thirty (30) days’ prior notice of the same, by DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

39 certified mail, return receipt requested or by nationally recognized overnight courier. All insurance required to be carried by Tenant hereunder shall be effected under valid and enforceable policies issued by reputable insurers admitted to do business in the state of New York and rated by Best’s Insurance Guide as having a Best’s Rating of A- or better and a Financial Size Category of X or better (or if such ratings are not then in effect, the equivalent thereof or such other financial rating as Landlord may at any time consider appropriate). (c) On or prior to the Commencement Date, Tenant shall deliver to Landlord appropriate policies of insurance, including evidence of the waivers of subrogation required to be carried pursuant to this Article 11 and that the Insured Parties are named as additional insureds (the “Policies”). Evidence of each renewal or replacement of the Policies shall be delivered by Tenant to Landlord at least ten (10) days prior to the expiration of the Policies. In lieu of the Policies, Tenant may deliver to Landlord a certification from Tenant’s insurance company (on the forms currently designated “Acord 27” (Evidence of Property Insurance) and “Acord 25-S” (Certificate of Liability Insurance), or the equivalent), provided that attached thereto is an endorsement to Tenant’s commercial general liability policy naming the Insured Parties as additional insureds, which endorsement is at least as broad as ISO policy form “CG 2011 Additional Insured-Managers or Lessors of Premises” (pre-1999 edition) and which endorsement expressly provides coverage for the negligence of the additional insureds, which certification shall be binding on Tenant’s insurance company, and which shall expressly provide that such certification (i) conveys to the Insured Parties all the rights and privileges afforded under the Policies as primary insurance, and (ii) contains an unconditional obligation of the insurance company to advise all Insured Parties in writing by certified mail, return receipt requested, or by nationally recognized overnight courier, at least thirty (30) days in advance of any termination of or change to the Policies that would affect the interest of any of the Insured Parties (the “Insurance Certificates”). (d) Landlord shall keep the Building insured against damage and destruction by fire, vandalism, and other perils under “all risk” property insurance written on a replacement cost basis in amounts required by a Mortgagee, or if there is no Mortgagee, in amounts sufficient to avoid the effects of co-insurance. Notwithstanding the foregoing, Landlord may elect to self- insure with respect to the insurance coverages required by the terms of this Section 11.1(d). Section 11.2 Mutual Release and Waiver of Subrogation. Landlord and Tenant shall each procure an appropriate clause in or endorsement to any property insurance it carries covering the Real Property or any personal property, fixtures and equipment located therein. The insurer under each such policy of property insurance shall waive subrogation or consent to a waiver of right of recovery against the other party. Each of Landlord and Tenant agrees not to make any claim against, or seek to recover from, the other for any loss or damage to its property or the property of others resulting from fire or other hazards covered by their respective policies. Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for, (i) damage to any Alterations or improvements to the Premises (including Initial Installations); (ii) damage to Tenant’s Property or the Landlord Purchased Furniture; or (iii) any loss suffered by Tenant due to interruption of Tenant’s business. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

40 Section 11.3 Restoration. (a) If the Premises are damaged by fire or other casualty, or if the Building is damaged such that Tenant is deprived of reasonable access to the Premises, Tenant shall give prompt notice thereof to Landlord, and the damage shall be repaired by Landlord to the condition of the Premises on the date possession thereof was delivered to Tenant in accordance with the terms of this Lease (“Restoration Delivery Condition”), subject to the provisions of any Mortgage or Superior Lease, but Landlord shall have no obligation to repair or restore any personal property, fixtures, furnishings, equipment, improvements, betterments or installations located in the Premises, whether or not installed or paid for by Landlord (excluding Landlord’s Work). So long as no Event of Default exists and is continuing beyond the expiration of any applicable grace, notice and/or cure periods, then until the restoration of the Premises to Restoration Delivery Condition is Substantially Completed (or would have been Substantially Completed but for Tenant Delay or further Unavoidable Delay), Fixed Rent, Tenant’s Tax Payments and Tenant’s Expense Payment shall be reduced in the proportion by which the area of the floor of the Premises that is not tenantable or not accessible and is not used by Tenant bears to the total area of the floor of the Premises. This Article 11 constitutes an express agreement governing any case of damage or destruction of the Premises or the Building by fire or other casualty, and Section 227 of the Real Property Law of the state of New York, which provides for such contingency in the absence of an express agreement, and any other law of like nature and purpose now or hereafter in force, shall have no application in any such case. Section 11.4 Landlord’s Termination Right. Notwithstanding anything to the contrary contained in Section 11.3, if (a) the Premises are totally damaged or are rendered wholly Untenantable, (b) the Building shall be so damaged that, in Landlord’s reasonable opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Premises are so damaged or rendered Untenantable), (c) any Mortgagee shall require that the insurance proceeds or any portion thereof be used to repay the Mortgage debt, or any Superior Lessor shall terminate the Superior Lease, as the case may be, or (d) the damage is not fully covered, except for deductible amounts, by Landlord’s insurance policies, then, in any of such events, Landlord may, not later than sixty (60) days following the date of the damage, terminate this Lease by notice to Tenant, provided that if the Building, but not the Premises, is damaged, Landlord may not terminate this Lease unless Landlord similarly terminates the leases of other tenants in the Building aggregating (together with the Premises) at least 75% of the portion of the Building occupied for office purposes immediately prior to such damage. If this Lease is terminated under this Section 11.4, (v) the Term shall expire on the 30th day after such notice is given, (w) Tenant shall vacate the Premises and surrender the same to Landlord, (x) Tenant’s liability for Rent shall cease as of the date of the damage, (y) any prepaid Rent for any period after the date of the damage shall be refunded by Landlord to Tenant and (z) Landlord shall be entitled to collect all insurance proceeds of policies held by Landlord or Tenant providing coverage for the Initial Installations and other improvements to the Premises. Landlord shall retain such proceeds from Tenant's insurance only to the extent that Landlord performed or paid for such Initial Installations or other Alterations and improvements, whether by contribution, offset or otherwise, and the balance of such proceeds, if any, shall be paid to Tenant. Section 11.5 Tenant’s Termination Right. If the Premises are totally damaged and are thereby rendered not in Restoration Delivery Condition, or if the Building shall be so damaged DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

41 that Tenant is deprived of reasonable access to the Premises, and if Landlord elects to restore the Premises, Landlord shall, within sixty (60) days following the date of the damage, cause a contractor or architect selected by Landlord to give notice (the “Restoration Notice”) to Tenant of the date by which such contractor or architect estimates the restoration of the Premises to Restoration Delivery Condition shall be Substantially Complete. If such date, as set forth in the Restoration Notice, is more than twelve (12) months from the date of such damage, then Tenant shall have the right to terminate this Lease by giving notice (the “Casualty Termination Notice”) to Landlord not later than thirty (30) days following delivery of the Restoration Notice to Tenant. If Tenant delivers a Casualty Termination Notice, this Lease shall be deemed to have terminated as of the date of the giving of the Casualty Termination Notice, in the manner set forth in the last sentence of Section 11.4. In addition, if the Restoration Notice is required to be given under this Section 11.5, and if the period set forth in the Restoration Notice is twelve (12) months or less, but the restoration of the Premises to Restoration Delivery Condition is not Substantially Completed within twelve (12) months, then within thirty (30) days after the expiration of such 12- month period, Tenant may give Landlord notice that it desires to terminate the Lease on the thirtieth (30th) day after the giving of such notice; and if the restoration of the Premises to Restoration Delivery Condition is not Substantially Completed within thirty (30) days after the giving of such notice, then on such thirtieth (30th) day, this Lease shall be deemed to have terminated as of such date, in the manner set forth in the last sentence of Section 11.4. Section 11.6 Final 18 Months. Notwithstanding anything to the contrary in this Article 11, if any damage during the final eighteen (18) months of the Term renders the Premises wholly Untenantable, either Landlord or Tenant may terminate this Lease by notice to the other party within thirty (30) days after the occurrence of such damage, and this Lease shall expire on the 30th day after the date of such notice. For purposes of this Section 11.6, the Premises shall be deemed wholly Untenantable if Tenant shall be precluded from using more than 50% of the Premises for the conduct of its business and Tenant’s inability to so use the Premises is reasonably expected to continue for more than ninety (90) days. Section 11.7 Landlord’s Liability. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant’s agent with respect to such property, and neither Landlord nor its agents shall be liable for any damage to such property, or for the loss of or damage to any property of Tenant by theft or otherwise. None of the Insured Parties shall be liable for any injury or damage to persons or property or interruption of Tenant’s business resulting from fire, explosion, falling ceilings, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of said Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause or whatsoever nature, including but not limited to the making or repairs and improvements unless caused by or due to the negligence or willful misconduct of Landlord, its agents, servants or employees; none of the Insured Parties shall be liable for any such damage caused by other tenants or persons in said Building or caused by operations in construction of any private, public or quasi public work; nor shall Landlord be liable for any latent defect in the Premises or in the Building (except that Landlord shall be required to repair the same to the extent provided in Section 4.2 or Article 6). No penalty shall accrue for delays that may arise by reason of adjustment of fire insurance on the part of Landlord or Tenant, or for any Unavoidable Delays DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

42 arising from any repair or restoration of any portion of the Building, provided that Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s use and occupancy of the Premises during the performance of any such repair or restoration. ARTICLE 12 EMINENT DOMAIN Section 12.1 Taking. (a) Total Taking. If all or substantially all of the Real Property, the Building or the Premises shall be acquired or condemned for any public or quasi-public purpose (a “Taking”), this Lease shall terminate and the Term shall end as of the date of the vesting of title, and Rent shall be prorated and adjusted as of such date. (b) Partial Taking. Upon a Taking of only a part of the Real Property, the Building or the Premises, and except as otherwise provided in this Article 12, this Lease shall continue in full force and effect, and from and after the date of the vesting of title, the Fixed Rent, Tenant’s Tax Share and Tenant’s Expense Share shall be modified to reflect the reduction of the Premises and/or the Building as a result of such Taking. Notwithstanding the foregoing, Tenant in all events shall be entitled to such part of the award attributable to any required restoration of any Tenant’s Alterations, Initial Instillations and Tenant’s Property in all other cases. (c) Landlord’s Termination Right. Regardless of whether the Premises are affected, Landlord may, by notice to Tenant, within sixty (60) days following the date upon which Landlord receives notice of a Taking of all or a portion of the Real Property, the Building or the Premises, terminate this Lease, provided that Landlord elects to terminate leases (including this Lease) affecting at least 50% of the rentable area of the Building. (d) Tenant’s Termination Right. If the part of the Real Property so taken pursuant to a Taking affects more than 20% of the total area of the Premises occupied by Tenant immediately prior to such Taking, or if by reason of such Taking, Tenant no longer has reasonable means of access to the Premises, Tenant may terminate this Lease by notice to Landlord given within thirty (30) days following the date upon which Tenant is given notice of such Taking. If Tenant so notifies Landlord, this Lease shall end and expire upon the thirtieth (30th) day following the giving of such notice. If a part of the Premises is Taken, and this Lease is not terminated in accordance with this Section 12.1, Landlord shall (subject to the provisions of any Mortgage or Superior Lease), restore that part of the Premises not so Taken to a self-contained rental unit substantially equivalent with respect to character, quality, appearance and services to that which existed immediately prior to such Taking, excluding Tenant’s Property and Alterations, including Initial Installations (but in no event shall Landlord be required to spend amounts in excess of the amount of the award paid to Landlord), and Tenant shall be entitled to a proportionate abatement of Rent on the same terms as set forth in Section 11.3 above. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

43 (e) Apportionment of Rent. Upon any termination of this Lease pursuant to the provisions of this Article 12, Rent shall be apportioned as of, and shall be paid or refunded up to and including, the date of such termination. Section 12.2 Awards. Upon any Taking, Landlord shall receive the entire award for any such Taking. Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term or Tenant’s Alterations (except with respect to the portion thereof paid for by Tenant), and Tenant hereby assigns to Landlord all of its right in and to such award. Nothing contained in this Article 12 shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings for the then value of any Tenant’s Property or Alterations paid for by Tenant included in such Taking and for any moving expenses, provided any such award is in addition to, and does not result in a reduction of, the award made to Landlord. Section 12.3 Temporary Taking. If there is a temporary taking of all or any part of the Premises during the Term for any public or quasi-public use or purpose, Tenant shall give prompt notice to Landlord. In such event, the Term shall not be reduced or affected in any way, and Tenant shall continue to pay all Rent payable by Tenant without reduction or abatement and to perform all of its other obligations under this Lease, except to the extent prevented from doing so by the condemning authority, and Tenant shall be entitled to receive any award or payment from the condemning authority for such use, which shall be received, held and applied by Tenant as a trust fund for payment of the Rent. Notwithstanding the foregoing, Tenant in such event shall be entitled to such part of the award attributable to any required restoration of any Tenant’s Alterations, Initial Instillations and Tenant’s Property. If any such temporary taking would permit Tenant to terminate this Lease pursuant to Section 12.1(d) above but for it being a temporary taking and such taking will last for more than twelve (12) months, Tenant shall have the right to terminate this Lease in accordance with the provisions Section 12.1(d) above. ARTICLE 13 ASSIGNMENT AND SUBLETTING Section 13.1 Assignment; Etc. (a) Except as otherwise expressly set forth herein, neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, shall be assigned, mortgaged, pledged, encumbered or otherwise transferred voluntarily, involuntarily, by operation of law or otherwise, and neither the Premises, nor any part thereof, shall be subleased, licensed, used or occupied by any Person other than Tenant, or be encumbered in any manner by reason of any act or omission on the part of Tenant, and no rents or other sums receivable by Tenant under any sublease of all or any part of the Premises shall be assigned or otherwise encumbered in each case, without Landlord’s prior consent (which consent shall not be unreasonably withheld, conditioned or delayed). The dissolution or direct or indirect transfer of Control of Tenant (however accomplished, including, by way of example, the addition of new partners or members or withdrawal of existing partners or members; transfers of interests in distributions of profits or losses of Tenant; issuance of additional stock, redemption of stock, or stock voting agreements; or change in classes of stock) shall be deemed an assignment of this Lease, regardless of whether the transfer is made by means of one or more transactions, or DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

44 whether one or more Persons hold the Controlling interest prior to the transfer or afterwards. In addition, an agreement under which another Person becomes responsible for all or a portion of Tenant’s obligations under this Lease shall be deemed an assignment of this Lease. No assignment or other transfer of this Lease and the term and estate hereby granted, and no subletting of all or any portion of the Premises, shall relieve Tenant of its liability under this Lease or of the obligation to obtain Landlord’s prior consent to any further assignment, other transfer or subletting to the extent required hereunder (regardless of whether the initial assignment, subletting or transfer required Landlord’s consent). Any attempt to assign this Lease or sublet all or any portion of the Premises in violation of this Article 13 shall be null and void. (b) Notwithstanding anything to the contrary in this Lease, without the consent of Landlord (and without Landlord having any rights to recapture the Premises or terminate the Lease or any rights to any profits), this Lease may be assigned (x) to an entity created by merger, reorganization or recapitalization of or with Tenant or a purchaser of all or substantially all of Tenant’s assets and/or equity or (y) in connection with a Change of Control Event (as defined below) (collectively, (the resulting entity from any such transaction being referred to herein as a “Successor Entity”); provided, however, in each of the foregoing cases, (i) at least ten (10) Business Days prior to such assignment, Landlord receives notice of such assignment from Tenant, including the name of the assignee and evidence (reasonably satisfactory to Landlord) of its net worth, provided, however, if Tenant is restricted by law from providing such information prior to the effective date of such transaction it shall provide an officer’s certificate of Tenant’s net worth with such notice, and separately such evidence promptly after the effective date thereof, and the assignee assumes by written instrument satisfactory to Landlord all of Tenant’s obligations under this Lease; (ii) such assignment is for a valid business purpose and not to avoid any obligations under this Lease; and (iii) the assignee is a reputable entity of good character and has, immediately after giving effect to such assignment, adequate net worth and liquidity for paying its obligations, including its obligations under this Lease, as determined by Landlord in its reasonable discretion (and taking into account the amount of the security deposit held by Landlord hereunder). For purposes hereof, the term “Change of Control Event” shall mean a transfer (however accomplished, whether in a single transaction or in a series of related or unrelated transactions) of equity interests (or any other mechanism such as, by way of example, the issuance of additional stock, a stock voting agreement or change in class(es) of stock) which results in a change of Control of Tenant (including, without limitation, if Tenant goes public and its shares are sold on the open market). (c) Notwithstanding anything to the contrary in this Lease, without the consent of Landlord (and without Landlord having any rights to recapture the Premises or terminate the Lease or rights to any profits), Tenant may assign this Lease or sublet all or any part of the Premises (provided that there shall not be more than one sublease of the Premises at any time) to, or allow occupancy by, an Affiliate of Tenant (so long as such entity is an Affiliate of Tenant both prior to and after such assignment or subletting); provided, however, that (i) at least ten (10) Business Days prior to the effective date of such assignment or subletting, Landlord receives notice of such assignment or subletting from Tenant, including the name of the assignee or subtenant; (ii) in the case of an assignment, the assignee assumes by written instrument satisfactory to Landlord all of Tenant’s obligations under this Lease; (iii) in the case of a subletting, DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

45 Tenant and the subtenant enter into a sublease complying with the terms of this Lease and otherwise reasonably satisfactory to Landlord; (iv) such assignment or subletting is for a valid business purpose and not to avoid any obligations under this Lease; and (v) the assignee or subtenant is a reputable entity of good character. (d) Notwithstanding the foregoing, Tenant shall have no right to assign this Lease or sublease all or any portion of the Premises without Landlord’s consent pursuant to Sections 13.1(b) or (c) if (x) Tenant is not the Named Tenant or a Person who acquired Tenant’s interest in this Lease in a transaction approved by Landlord or (y) an Event of Default exists under this Lease. Section 13.2 Landlord’s Right of First Offer. (a) If Tenant desires to assign this Lease or sublet all or part of the Premises (other than in accordance with Sections 13.1 (b) or (c)), Tenant shall give Landlord notice (“Tenant’s Offer Notice”) thereof, specifying (i) in the case of a proposed subletting, the location of the space to be sublet, the term of the subletting of such space, Tenant’s good faith offer of the fixed annual rent which Tenant desires to receive for such proposed subletting (assuming that a subtenant will pay for Taxes, Operating Expenses and electricity in the same manner, and utilizing the same base years or base amounts, as Tenant pays for such amounts under this Lease), any other economic terms (including amounts of free rent or other tenant inducements) and the proposed sublease commencement date; and (ii) in the case of a proposed assignment, Tenant’s good faith offer of the consideration Tenant desires to receive or pay for such assignment and the proposed assignment date. (b) Tenant’s Offer Notice shall be deemed an irrevocable offer from Tenant to Landlord pursuant to which Landlord (or Landlord’s designee) may, at Landlord’s option, (i) terminate this Lease (if the proposed transaction is (x) an assignment; (y) a sublease of all or substantially all of the Premises for all or substantially all of the remaining Term; or (z) a sublease of a portion of the Premises which, when aggregated with other subleases then in effect, covers all or substantially all of the Premises for all or substantially all of the remaining Term) or (ii) terminate this Lease with respect to the portion of the Premises covered by the proposed sublease if such sublease is for all or substantially all of the remaining Term. Said option may be exercised by Landlord’s giving notice to Tenant within thirty (30) days after receipt of Tenant’s Offer Notice, together with all information required to be delivered pursuant to Section 13.2(a), has been given by Tenant to Landlord. (c) If Landlord exercises its option under Section 13.2(b)(i) to terminate this Lease, then this Lease shall terminate on the proposed assignment date or sublease commencement date specified in the applicable Tenant’s Offer Notice, and all Rent shall be paid and apportioned to such date. (d) Intentionally omitted (e) If Landlord exercises its option under Section 13.2(b)(ii) to terminate this Lease with respect to the space covered by a proposed sublease, then (i) this Lease shall terminate with respect to such part of the Premises on the effective date of the proposed sublease; (ii) from and after such date the Rent shall be adjusted, based upon the proportion that the rentable area DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

46 of the Premises remaining bears to the total rentable area of the Premises (and the applicable rent for such portion) and (iii) Tenant shall pay to Landlord, upon demand, the costs incurred by Landlord in separately demising such part of the Premises and in complying with any Requirements relating to such demise. (f) In the case of a proposed sublease, Tenant shall not sublet any space to a third party at a rental which is substantially different from (on a per rentable square foot basis) the rental (on a per rentable square foot basis) specified in Tenant’s Offer Notice with respect to such space unless Tenant once again complies with all of the provisions of this Section 13.2 and re-offers such space to Landlord at such lower rental. In the case of a proposed assignment, Tenant shall not assign this Lease to a third party to which Tenant pays greater consideration, or grants a greater concession, for such assignment than the consideration offered to be paid, or concession offered to be granted, to Landlord in Tenant’s Offer Notice, or receives less consideration from such third party for such assignment than the consideration offered to be paid by Landlord in Tenant’s Offer Notice, in each case without complying once again with all of the provisions of this Section 13.2 and reoffering to assign this Lease to Landlord and to pay such consideration or grant such concession to Landlord provided such transaction is substantially different from the transaction in Tenant’s Offer Notice. The terms of a proposed sublet or proposed assignment shall be deemed “substantially different from” the terms set forth in the Tenant’s Offer Notice delivered to Landlord pursuant to Section 13.2 hereof if the economic terms of such proposed sublet or assignment on an aggregate basis differ by more than seven and five tenths percent (7.5%) from the terms contained in the terms set forth in the notice delivered to Landlord pursuant to Section 13.2 hereof. Section 13.3 Assignment and Subletting Procedures. (a) If Tenant delivers to Landlord a Tenant’s Offer Notice with respect to any proposed assignment of this Lease or subletting of all or part of the Premises and Landlord does not timely exercise any of its options under Section 13.2 within thirty (30) days receipt of such Tenant’s Offer Notice, and Tenant thereafter (or simultaneously with Tenant’s Offer Notice) desires to assign this Lease or sublet the space specified in Tenant’s Offer Notice, Tenant shall give Landlord notice (a “Transfer Notice”) of such desire, which Transfer Notice shall be accompanied by (i) a copy of the executed proposed assignment or sublease and all related agreements, the effective date of which assignment or sublease shall be at least thirty (30) days after the giving of the Transfer Notice; (ii) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises; (iii) current financial information with respect to the proposed assignee or subtenant, including its most recent financial statements; and (iv) such other information as Landlord may reasonably request. Landlord acknowledges and agrees that Tenant may simultaneously send the Tenant’s Offer Notice and Transfer Notice. Landlord’s consent to the proposed assignment or sublease shall not be unreasonably withheld, conditioned or delayed, and shall be granted within thirty (30) days after receipt of said Transfer Notice, provided that: (A) Such Transfer Notice shall be delivered to Landlord within 6 months after the delivery to Landlord of the applicable Tenant’s Offer Notice, provided Tenant shall be permitted to deliver to Landlord Tenant’s Offer DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

47 Notice and Transfer Notice simultaneously, in which event Landlord shall have the rights provided in Section 13.2 with respect to the transaction detailed in the Transfer Notice. (B) Tenant shall not be in monetary or material non- monetary default under this Lease beyond the expiration of any applicable notice, cure and grace periods. (C) In Landlord’s reasonable judgment, the proposed assignee or subtenant will use the Premises in a manner that is in keeping with the then standards of the Building; is limited to the use expressly permitted under this Lease; and will not violate any restrictions set forth in this Lease, any Mortgage or Superior Lease or any negative covenant as to use of the Premises contained in any other lease of space in the Building. (D) The proposed assignee or subtenant is, in Landlord’s judgment, a reputable Person of good character and with sufficient financial worth considering the responsibility involved. (E) Neither the proposed assignee or sublessee, nor any affiliate of such assignee or sublessee, is then an occupant of any part of the Building (provided there is then available (or coming available within the next six (6) months) comparable space in the Building). (F) The proposed assignee or sublessee is not a Person with whom Landlord (or any affiliate of Landlord) is then negotiating, or has within the prior 3 months negotiated, to lease space provided there is then available (or coming available within the next six (6) months) comparable space in the Building. (G) The form of the proposed sublease is reasonably satisfactory to Landlord and complies with the applicable provisions of this Article 13. (H) [intentionally omitted] (I) Tenant shall reimburse Landlord within thirty (30) days of demand for any actual out-of-pocket costs incurred by Landlord in connection with said assignment or sublease, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with the granting of any requested consent, provided such costs shall be capped at $5,000 per transaction. (J) Neither Tenant nor its brokers or agents shall list the Premises to be sublet or assigned at a rental rate less than Landlord is then offering to lease other space in the Building (the “Market Rate Rent”) provided the foregoing does not restrict Tenant from listing with a broker at a rental rate DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

48 to be provided upon request, or entering into a transaction at a rental rate, in either case less than the Market Rate Rent. (K) The subtenant or assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity, regardless of whether the subtenant or assignee agrees to waive such diplomatic or sovereign immunity, and shall be subject to the service of process in, and the jurisdiction of the courts of, the city and state of New York. Section 13.4 General Provisions. (a) If this Lease is assigned, whether or not in violation of this Lease, Landlord may collect rent from the assignee. If the Premises or any part thereof are sublet or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant beyond the expiration of any applicable grace, notice and/or cure periods, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected against Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 13.1(a), or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance of Tenant’s obligations under this Lease. (b) No assignment or transfer shall be effective until the assignee delivers to Landlord (i) evidence that the assignee, as Tenant hereunder, has complied with the requirements of Article 11, and (ii) an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee assumes Tenant’s obligations under this Lease and agrees that, notwithstanding such assignment or transfer, the provisions of Section 13.1 hereof shall be binding upon it in respect of all future assignments and transfers. (c) Notwithstanding any assignment or transfer, whether or not in violation of this Lease, and notwithstanding the acceptance of any Rent by Landlord from an assignee, transferee, or any other party, the Original Named Tenant and each successor Tenant shall remain fully liable for the payment of the Rent and the performance of all of Tenant’s other obligations under this Lease. The joint and several liability of Original Named Tenant and all immediate or remote successors in interest of Tenant shall not be discharged, released or impaired in any respect by any agreement made by Landlord extending the time to perform, or otherwise modifying, any of the obligations of Tenant under this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of Tenant under this Lease. (d) Each subletting and/or assignment consented to by Landlord under the provisions of this Lease (or permitted without consent) is subject to the following: (i) No subletting shall be for a term (including any renewal or extension options contained in the sublease) ending later than one day prior to the Expiration Date. (ii) If an Event of Default occurs prior to the effective date of such assignment or subletting, then Landlord’s consent thereto, if previously granted, shall be immediately deemed revoked without further notice to Tenant, and if such assignment DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

49 or subletting would have been permitted without Landlord’s consent pursuant to Section 13.1(b) or (c), such permission shall be void and without force and effect, and in either such case, any such assignment or subletting shall constitute a further Event of Default hereunder. (iii) No sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until there has been delivered to Landlord, both (A) an executed counterpart of such sublease which shall be in form and substance acceptable to Landlord, and (B) certificates of insurance evidencing that subtenant has complied with the insurance obligations applicable to Tenant under Article 11. (iv) Each sublease shall provide that it is subject and subordinate to this Lease, and to the matters to which this Lease is or shall be subordinate; and Tenant and each subtenant shall be deemed to have agreed that upon the occurrence and during the continuation of an Event of Default hereunder, Tenant has hereby assigned to Landlord and Landlord may, at its option, accept such assignment of, all of the right, title and interest of Tenant, as sublandlord, under such sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (A) liable for any previous act or omission of Tenant under such sublease, (B) subject to any counterclaim, offset or defense not expressly provided in such sublease, which theretofore accrued to such sublessee against Tenant, (C) bound by any previous modification of such sublease not consented to by Landlord or by any prepayment of more than one month’s rent, (D) bound to return such sublessee’s security deposit, if any, except to the extent Landlord shall receive actual possession of such deposit and such sublessee shall be entitled to the return of all or any portion of such deposit under the terms of its sublease, or (E) obligated to make any payment to or on behalf of such sublessee, or to perform any work in the subleased space or the Building, or in any way to prepare the subleased space for occupancy, beyond Landlord’s obligations under this Lease. The provisions of this subsection (iv) shall be self- operative, and no further instrument shall be required to give effect to this provision, but the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such subordination and attornment. (e) Each sublease shall provide that the subtenant may not assign its rights thereunder or further sublet the space demised under the sublease, in whole or in part, without Landlord’s consent (which consent shall be granted or withheld pursuant to the terms of this Article 13) and without complying with all of the terms and conditions of this Article 13, including, without limitation, Section 13.4, which for purposes of this Section 13.4(e) shall be deemed to be appropriately modified to take into account that the transaction in question is an assignment of the sublease or a further subletting of the space demised under the sublease, as the case may be. (f) Tenant shall not publicly advertise the availability of the Premises or any portion thereof as sublet space or by way of an assignment of this Lease, without first obtaining Landlord’s consent, which consent shall not be unreasonably withheld or delayed provided that Tenant does not advertise the rental rate or any description thereof; provided that Tenant, without obtaining Landlord’s consent, may list the Premises on CoStar, and any other similar DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

50 listing service, provided that Tenant does not list the rental rate or any description thereof or provide any flyer or other offering materials in connection therewith. (g) If Tenant shall sublet a portion of the Premises, Tenant acknowledges that, in addition to its obligations under Article 5 above, Landlord shall have the right to require Tenant, at Landlord’s option and at Tenant’s sole cost and expense, to remove any demising walls installed in connection with such subletting and restore the Premises to at least as good condition as exists immediately prior to the installation of such demising walls. Section 13.5 Indemnification of Landlord. Except in connection with Landlord’s bad faith, Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all Losses resulting from any claims that may be made against Landlord by any proposed or actual subtenant or assignee, or anyone claiming under or through any proposed or actual subtenant or assignee, or by any brokers or other persons or entities claiming a commission or similar compensation in connection with any proposed or actual assignment or sublease, irrespective of whether Landlord shall give or decline to give its consent to any proposed or actual assignment or sublease, or if Landlord shall exercise any of its options under this Article 13. Section 13.6 Tenant’s Failure to Complete. If Landlord consents to a proposed assignment or sublease and such assignment or sublease fails to become effective within one hundred fifty (150) days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of Sections 13.2, 13.3 and 13.4 before assigning this Lease or subletting all or part of the Premises. Section 13.7 Profits. (a) If Tenant enters into any assignment or sublease permitted hereunder or consented to by Landlord, and except as otherwise provided herein, Tenant shall, within sixty (60) days of the effective date of such assignment or sublease, deliver to Landlord a list of Tenant’s reasonable out-of-pocket expenses of such transaction including, without limitation, brokerage fees, legal fees, architectural fees paid or to be paid in connection with such transaction, free rent, work performed or to be performed or work allowances provided to any such subtenant or assignee or any other reasonable and actual cost or expense of such transaction including in the case of any sublease, any actual costs incurred by Tenant in separately demising the sublet space (collectively, “Transaction Costs”), together with a list of all of Tenant’s Property (if any) to be transferred to such assignee or subtenant. The Transaction Costs shall be amortized, on a straight line basis, over the term of any sublease. Tenant shall endeavor to deliver to Landlord evidence of the payment of any Transaction Costs within thirty (30) days after the same are paid. In consideration of such assignment or subletting, Tenant shall pay to Landlord: (i) In the case of an assignment, within ten (10) days receipt by Tenant, 50% of all sums and other consideration paid to Tenant by the assignee for or by reason of such assignment (including key money, bonus money and any sums paid for services rendered by Tenant to the assignee in excess of the reasonable fair market value for such services and sums paid for the sale or rental of Tenant’s Property, minus the then reasonable fair market or rental value thereof) after first deducting the Transaction Costs; or DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

51 (ii) In the case of a sublease, 50% of any consideration paid under the sublease to Tenant by the subtenant that exceeds on a per square foot basis the Fixed Rent and Additional Rent accruing hereunder during the term of the sublease in respect of the sublet space (together with any sums paid for services rendered by Tenant to the subtenant in excess of the reasonable fair market value for such services and sums paid for the sale or rental of Tenant’s Property, less the then reasonable fair market or rental value thereof) after first deducting the monthly amortized amount of Transaction Costs. The sums payable under this clause shall be paid by Tenant to Landlord monthly within ten (10) days of when paid by the subtenant to Tenant. (b) The amount payable under this Section 13.7 with respect to any particular subletting or assignment is sometimes referred to herein as the “Transfer Premium.” Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any subletting or assignment, and shall have the right to make copies thereof provided same does not violate any Requirements and such parties enter into a reasonable confidentiality and non-disclosure agreement in the form reasonably required by Tenant prior to any such audit. If the Transfer Premium respecting any subletting or assignment shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than 2%, Landlord’s costs of such audit. Notwithstanding anything in this Lease to contrary contained herein, in no event shall any Transfer Premium be due to Landlord in connection with any transactions pursuant to Sections 13.1(b) or (c) or 13.10. Section 13.8 Listings in Building Directory. The listing of any name other than that of Tenant on the doors of the Premises, the Building directory (if any) or elsewhere shall not vest any right or interest in this Lease or in the Premises, nor be deemed to constitute Landlord’s consent to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others. Any such listing shall constitute a privilege revocable in Landlord’s discretion by notice to Tenant. Section 13.9 Lease Disaffirmance or Rejection. If at any time after an assignment by the Named Tenant, this Lease is not affirmed or is rejected in any bankruptcy proceeding or any similar proceeding or upon a termination of this Lease due to any such proceeding, the Named Tenant, upon request of Landlord given after such disaffirmance, rejection or termination (and actual notice thereof to Landlord in the event of a disaffirmance or rejection or in the event of termination other than by act of Landlord), shall (a) pay to Landlord all Rent and other charges due and owing by the assignee to Landlord under this Lease to and including the date of such disaffirmance, rejection or termination, and (b) as “tenant,” enter into a new lease of the Premises with Landlord for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date, at the same Rent and upon the then executory terms, covenants and conditions contained in this Lease, except that (i) the rights of the Named Tenant under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any Persons claiming through or under such assignee or by virtue of any statute or of any order of any court, (ii) such new lease shall require all defaults existing under this Lease to be cured by the Named Tenant with due diligence, and (iii) such new DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

52 lease shall require the Named Tenant to pay all Rent which, had this Lease not been so disaffirmed, rejected or terminated, would have become due under the provisions of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. If the Named Tenant defaults in its obligations to enter into such new lease for a period of ten (10) days after Landlord’s request, then, in addition to all other rights and remedies by reason of default, either at law or in equity, Landlord shall have the same rights and remedies against the Named Tenant as if it had entered into such new lease and such new lease had thereafter been terminated as of the commencement date thereof by reason of Tenant’s default thereunder. Section 13.10 Permitted Occupants. Notwithstanding any other provision contained in the Lease, Tenant shall have the right, without Landlord’s consent, but subject to compliance with the terms of this Section 13.10, to permit up to twenty-five (25%) percent of the Premises to be occupied on a temporary basis, at any time and from time to time, by clients, independent contractors or other persons with a significant, ongoing business relationship with Tenant (such persons or entities who shall be permitted to occupy portions of the Premises pursuant to this Section being hereinafter referred to as “Permitted Occupant”, or collectively as the “Permitted Occupants”), provided that (i) there shall be no separate identification of any Permitted Occupants in the lobby of the Building, (ii) the Permitted Occupants shall use the Premises in conformity with all of the applicable provisions of the Lease, (iii) no demising walls shall be erected in the Premises separating the space used by a Permitted Occupant from the remainder of the Premises, (vi) in no event shall the use of any portion of the Premises by any Permitted Occupant create or be deemed to create any right, title or interest of the Permitted Occupant in or to the Premises, (vii) such arrangement will terminate automatically upon the termination of this Lease, (viii) the license or occupancy agreement is subject and subordinate to this Lease and all matters to which this Lease is subject and subordinate and (ix) such arrangement is for a valid business purpose and not to avoid any obligations under this Lease. The provisions of Sections 13.1(a), 13.2, 13.3 and 13.7 above shall not apply to transactions pursuant to this Section 13.11. ARTICLE 14 ACCESS TO PREMISES Section 14.1 Landlord’s Access. (a) Landlord, Landlord’s agents and utility service providers servicing the Building may erect, use and maintain concealed ducts, pipes and conduits in and through the Premises provided same are concealed behind walls and ceilings of the Premises and are installed by such methods and at such locations as will not materially interfere with or impair Tenant’s layout or use of the Premises or reduce the useable area thereof beyond a de minimis amount. Landlord shall promptly repair any damage to the Premises caused by any work performed pursuant to this Article 14. (b) Landlord, any Superior Lessor or Mortgagee, and any other party designated by Landlord and their respective agents shall have the right to enter the Premises at all reasonable times during Business Hours on Business Days, upon reasonable notice (which DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

53 notice may be oral or by e-mail) except in the case of emergency (when no notice shall be required), to examine the Premises, accompanied by a designated representative of Tenant if Tenant shall have made such representative available to Landlord, to show the Premises to prospective purchasers, Mortgagees, Superior Lessors or tenants (provided Landlord shall only be permitted to enter to show to prospective tenants during the final twelve (12) months of the Term) and their respective agents and representatives or others and to perform Restorative Work to the Premises or the Building. (c) All parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises, all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways (other than internal stairways consented to by Landlord), mail chutes, conduits and other mechanical facilities, Building Systems, Building facilities and Common Areas are not part of the Premises, and Landlord shall have the use thereof and access thereto through the Premises for the purposes of Building operation, maintenance, alteration and repair. Section 14.2 Building Name. Landlord has the right at any time to change the name, number or designation by which the Building is commonly known. Section 14.3 Light and Air. If at any time any windows of the Premises are temporarily darkened or covered over by reason of any Restorative Work, any of such windows are permanently darkened or covered over due to any Requirement or there is otherwise a diminution of light, air or view by another structure which may hereafter be erected (whether or not by Landlord), Landlord shall not be liable for any damages and Tenant shall not be entitled to any compensation or abatement of any Rent, nor shall the same release Tenant from its obligations hereunder or constitute an actual or constructive eviction. ARTICLE 15 DEFAULT Section 15.1 Tenant’s Defaults. “Event of Default” means any one of the following: (a) Tenant fails to pay when due any installment of Rent and such default shall continue for ten (10) days after notice of such default is given to Tenant; or (b) Tenant fails to observe or perform any other term, covenant or condition of this Lease and such failure continues for more than thirty (30) days (ten (10) days with respect to a default under Article 3) after notice by Landlord to Tenant of such default, or if such default (other than a default under Article 3) is of a nature that it cannot be completely remedied within thirty (30) days, failure by Tenant to commence to remedy such failure within said thirty (30) days, and thereafter diligently prosecute to completion all steps necessary to remedy such default; or (c) if Landlord applies or retains any part of the security held by it hereunder, and Tenant fails to deposit with Landlord the amount so applied or retained by Landlord, or to DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

54 provide Landlord with a replacement Letter of Credit (as hereinafter defined), if applicable, within 10 days after notice by Landlord to Tenant stating the amount applied or retained; or (d) Tenant defaults in the observance or performance of any term, covenant or condition on Tenant’s part to be observed or performed under any other lease with Landlord or Landlord’s predecessor-in-interest for space in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or (e) Tenant or any guarantor of this Lease files a voluntary petition in bankruptcy or insolvency, or is adjudicated a bankrupt or insolvent, or files any petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or makes an assignment for the benefit of creditors or seeks or consents to or acquiesces in the appointment of any trustee, receiver, liquidator or other similar official for Tenant or such guarantor, as the case may be, or for all or any part of Tenant’s property or such guarantor’s property, as the case may be; or (f) a court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a trustee, receiver or liquidator of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof. Upon the occurrence of any one or more of such Events of Default, Landlord may, at its sole option, give to Tenant five (5) Business Days’ notice of cancellation of this Lease (or of Tenant’s possession of the Premises), in which event this Lease and the Term (or Tenant’s possession of the Premises) shall terminate (whether or not the Term shall have commenced) with the same force and effect as if the date set forth in the notice were the Expiration Date stated herein; and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable for damages as provided in this Article 15. Section 15.2 Landlord’s Remedies. (a) Possession/Reletting. If any Event of Default occurs and this Lease and the Term, or Tenant’s right to possession of the Premises, terminate as provided in Section 15.1: (i) Surrender of Possession. Tenant shall quit and surrender the Premises to Landlord, and Landlord and its agents may immediately, or at any time after such termination, re-enter the Premises or any part thereof, without notice, either by summary proceedings, or by any other applicable action or proceeding, or by force (to the extent permitted by law) or otherwise in accordance with applicable legal proceedings (without being liable to indictment, prosecution or damages therefor), and may repossess the Premises and dispossess Tenant and any other Persons from the Premises and remove any and all of their property and effects from the Premises. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

55 (ii) Landlord’s Reletting. Landlord, at Landlord’s option, may relet all or any part of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for any term ending before, on or after the Expiration Date, at such rental and upon such other conditions (which may include concessions and free rent periods) as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to accept any tenant offered by Tenant and shall not be liable for failure to relet, in the event of any such reletting, for failure to collect any rent due upon any such reletting; and no such failure shall relieve Tenant of, or otherwise affect, any liability under this Lease. Landlord, at Landlord’s option, may make such alterations, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability. (b) Tenant’s Waiver. Tenant, on its own behalf and on behalf of all Persons claiming through or under Tenant, including all creditors, hereby waives all rights which Tenant and all such Persons might otherwise have under any Requirement (i) to the service of any notice of intention to re-enter or to institute legal proceedings, (ii) to redeem, or to re-enter or repossess the Premises, or (iii) to restore the operation of this Lease, after (A) Tenant shall have been dispossessed by judgment or by warrant of any court or judge, (B) any re-entry by Landlord, or (C) any expiration or early termination of the term of this Lease, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words “re-enter,” “re-entry” and “re-entered” as used in this Lease shall not be deemed to be restricted to their technical legal meanings. (c) Tenant’s Breach. Upon the breach by Tenant, or any Persons claiming through or under Tenant, of any term, covenant or condition of this Lease, Landlord shall have the right to enjoin such breach and to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The rights to invoke the remedies set forth above are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity. Section 15.3 Landlord’s Damages. (a) Amount of Damages. If this Lease and the Term, or Tenant’s right to possession of the Premises, terminate as provided in Section 15.1, then (i) Tenant shall pay to Landlord all items of Rent payable under this Lease by Tenant to Landlord prior to the date of termination. (ii) Landlord may retain all monies, if any, paid by Tenant to Landlord (and, in the case of any Letter of Credit, draw on such Letter of Credit), whether as prepaid Rent, a security deposit (or proceeds thereof) or otherwise, which monies, to the extent not otherwise applied to amounts due and owing to Landlord, shall be credited by Landlord against any damages payable by Tenant to Landlord and/or against any Rent due hereunder. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

56 (iii) Tenant shall pay to Landlord, in monthly installments, on the days specified in this Lease for payment of installments of Fixed Rent, any Deficiency; it being understood that Landlord shall be entitled to recover the Deficiency from Tenant each month as the same shall arise, and no suit to collect the amount of the Deficiency for any month, shall prejudice Landlord’s right to collect the Deficiency for any subsequent month by a similar proceeding. (iv) Whether or not Landlord shall have collected any monthly Deficiency, Tenant shall pay to Landlord, on demand, in lieu of any further Deficiency and as liquidated and agreed final damages, a sum equal to the amount by which the Rent for the period which otherwise would have constituted the unexpired portion of the Term (assuming the Additional Rent, or expenses on which the amount of any item of Additional Rent is based, as applicable, during such period to be the same as was payable for the year immediately preceding such termination or re-entry, increased in each succeeding year by 4% (on a compounded basis)) exceeds the then fair and reasonable rental value of the Premises, for the same period (with both amounts being discounted to present value at a rate of interest equal to 2% below the then Base Rate minus the aggregate amount of the Deficiency theretofore collected by Landlord pursuant to the provisions of Section 15.3(a)(iii) for the same period. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for the period that otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting. (b) Reletting. If the Premises, or any part thereof, are relet together with other space in the Building, the rents collected or reserved under any such reletting and the actual out-of-pocket expenses of any such reletting shall be equitably apportioned for the purposes of this Section 15.3. Tenant shall not be entitled to any rents collected or payable under any reletting, whether or not such rents exceed the Fixed Rent reserved in this Lease. Nothing contained in this Article 15 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any Requirement, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in this Section 15.3. Section 15.4 Interest and Late Charge. If any payment of Rent is not paid when due, interest shall accrue on such payment at the Interest Rate from the date such payment became due until paid. Tenant acknowledges that late payment by Tenant of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include processing and accounting charges and late charges that may be imposed on Landlord by the terms of any note secured by a Mortgage covering the Premises. Therefore, in addition to assessing interest, if any Rent is not paid when due, Landlord shall assess a late charge equal to 5% of such Rent; provided, however, that on two (2) occasions during any calendar year of the Term, Landlord shall give Tenant notice of such late DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

57 payment and Tenant shall have a period of five (5) Business Days thereafter in which to make such payment before any late charge or interest is assessed. Such interest and late charges are separate and cumulative, and are in addition to, and do not diminish or represent a substitute for, any of Landlord’s rights or remedies under any other provision of this Lease. Section 15.5 Other Rights of Landlord. For avoidance of doubt, if Tenant fails to pay any Additional Rent when due, Landlord, in addition to any other right or remedy, shall have the same rights and remedies as in the case of a default by Tenant in the payment of Fixed Rent. Tenant waives Tenant’s right, if any, to designate the items against which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to any items of Rent due under the Lease Landlord sees fit, regardless of any request by Tenant. ARTICLE 16 LANDLORD’S RIGHT TO CURE; FEES AND EXPENSES Section 16.1 If Tenant defaults in the performance of its obligations under this Lease, Landlord, without waiving such default, may perform such obligations at Tenant’s expense (a) immediately, and without notice, in the case of emergency (which could cause injury to a person or damage to property), in the case that Tenant fails to maintain insurance as required under this Lease, or in the case that the default materially and adversely interferes with the use by any other tenant of the Building, materially and adversely interferes with the efficient operation of the Building, results in a violation of any Requirement, and/or results or may result in a cancellation of any insurance policy maintained by Landlord; and (b) in any other case, if such default continues for more than ten (10) days after the date Landlord gives notice of Landlord’s intention to perform the defaulted obligation. All reasonable and actual out-of-pocket costs and expenses incurred by Landlord as a result of any default by Tenant under this Lease or in connection with any such performance by Landlord in accordance with the previous sentence, and all reasonable actual out-of-pocket costs and expenses, including reasonable attorney’s fees and disbursements, incurred by Landlord in any action or proceeding (including any unlawful detainer proceeding) brought by Landlord or in which Landlord is a party to enforce any obligation of Tenant under this Lease and/or any right of Landlord in or to the Premises, shall be paid by Tenant to Landlord within thirty (30) days of demand, with interest thereon at the Interest Rate from the date incurred by Landlord. Except as expressly provided to the contrary in this Lease, all costs and expenses that are incurred by Landlord and payable by Tenant to Landlord under this Lease, and all charges, amounts and sums payable to Landlord by Tenant for any property, material, labor, utility or other services that pursuant to this Lease or at the request and for the account of Tenant, are provided, furnished or rendered by Landlord, shall become due and payable by Tenant to Landlord within thirty (30) days after receipt of Landlord’s invoice for such amount. Section 16.2 Notwithstanding anything to the contrary herein contained, there shall be no personal liability imposed on any shareholder, member or other holder of any equity interest in Tenant or any officer, director or employee thereof pursuant to this Lease , except to the extent that such person or entity becomes Tenant hereunder or a guarantor of Tenant’s obligations hereunder. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

58 Section 16.3 Landlord and Tenant agree that in the event of any action or proceeding between Landlord and Tenant with respect to this Lease the prevailing party shall be entitled to recover from the other party the prevailing party’s reasonable attorneys’ fees with respect to such action or proceeding. ARTICLE 17 NO REPRESENTATIONS BY LANDLORD; LANDLORD’S APPROVAL Section 17.1 No Representations. Except as expressly set forth herein, (a) Landlord and Landlord’s agents have made no warranties, representations, statements or promises with respect to the Building, the Real Property or the Premises and (b) no rights, easements or licenses are acquired by Tenant by implication or otherwise. Tenant is entering into this Lease after full investigation and is not relying upon any statement or representation made by Landlord not embodied in this Lease. Section 17.2 No Money Damages. Wherever in this Lease, Landlord’s consent or approval is required, if Landlord refuses to grant such consent or approval, whether or not Landlord expressly agreed that such consent or approval would not be unreasonably withheld, Tenant shall not make or exercise, and Tenant hereby waives, any claim for money damages (including any claim by way of setoff, counterclaim or defense) and/or any right to terminate this Lease based on Tenant’s claim or assertion that Landlord unreasonably withheld or delayed its consent or approval (except in the case of Landlord’s bad faith). Tenant’s sole remedy in such event shall be an action or proceeding to enforce such provision, by specific performance, injunction or declaratory judgment without being required to post a bond or post any other security. In no event shall Landlord be liable for, and Tenant, on behalf of itself and all other Tenant Parties, hereby waives any claim for, any indirect, consequential or punitive damages, including loss of profits or business opportunity, arising under or in connection with this Lease (except any actions taken by Landlord in bad faith). In no event shall Tenant be liable for, and Landlord, on behalf of itself and all other Landlord Parties, hereby waives any claim for, any indirect, consequential or punitive damages, including loss of profits or business opportunity, arising under or in connection with this Lease (except pursuant to Section 18.2 hereof). ARTICLE 18 END OF TERM Section 18.1 Expiration. Upon the expiration or other termination of this Lease, Tenant shall quit and surrender the Premises to Landlord vacant, broom clean and in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted, and Tenant shall remove all of Tenant’s Property and Tenant’s Specialty Alterations as may be required pursuant to Article 5. Section 18.2 Holdover Rent. Landlord and Tenant recognize that Landlord’s damages resulting from Tenant’s failure to timely surrender possession of the Premises may be substantial, may exceed the amount of the Rent payable hereunder, and will be impossible to accurately DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

59 measure. Accordingly, if possession of the Premises is not surrendered to Landlord on the Expiration Date or sooner termination of this Lease, in addition to any other rights or remedies Landlord may have hereunder, at law or equity or under Requirements, Tenant shall (a) pay to Landlord for each month (or any portion thereof) during which Tenant holds over in the Premises after the Expiration Date or sooner termination of this Lease, a sum equal to the following: (x) for the initial sixty (60) days following the Expiration Date, 1.5 times the Rent payable under this Lease for the last full calendar month of the Term, and (y) for any such holdover period beyond the initial sixty (60) days following the Expiration Date, the greater of (i) 2.0 times the Rent payable under this Lease for the last full calendar month of the Term, and (ii) 2.0 times the rent per month Landlord is then asking for comparable space in the Building (or if no comparable space is then available in the Building, the fair market rental value of the Premises for such month, as reasonably determined by Landlord); (b) be liable to Landlord, provided Tenant shall not so surrender the Premises within sixty (60) days following the Expiration Date, for (i) any payment or rent concession which Landlord may be required to make to any tenant obtained by Landlord for all or any part of the Premises (a “New Tenant”) in order to induce such New Tenant not to terminate its lease by reason of the holding-over by Tenant (provided Landlord shall provide evidence that same was so required by the New Tenant because of such holdover), and (ii) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of the holding-over by Tenant; and (c) provided Tenant shall not so surrender the Premises within sixty (60) days following the Expiration Date, indemnify Landlord against all claims for damages by any New Tenant. No holding-over by Tenant, nor the payment to Landlord of the amounts specified above, shall operate to extend the Term hereof. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date or sooner termination of this Lease, and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of this Lease shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Section 18.2. Section 18.3 Waiver of Stay. Tenant expressly waives, for itself and for any Person claiming through or under Tenant, any rights which Tenant or any such Person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor Requirement of like import then in force, in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this Article 18. ARTICLE 19 QUIET ENJOYMENT Provided this Lease is in full force and effect and no Event of Default then exists, Tenant may peaceably and quietly enjoy the Premises without hindrance by Landlord or any Person lawfully claiming through or under Landlord, subject to the terms and conditions of this Lease and to all Superior Leases, Mortgages and encumbrances. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

60 ARTICLE 20 NO SURRENDER; NO WAIVER Section 20.1 No Surrender or Release. No act or thing done by Landlord or Landlord’s agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver is in writing and is signed by Landlord. No provision of this Lease shall be deemed to have been waived by Tenant, unless such waiver is in writing and is signed by Tenant. Section 20.2 No Waiver. The failure of either party to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations, shall not be construed as a waiver or relinquishment for the future performance of such obligations of this Lease or the Rules and Regulations, or of the right to exercise such election; but such covenant, condition, rule, regulation and/or right shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of any Rent payable pursuant to this Lease or any other sums with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly (or other) Rent herein stipulated shall be deemed to be other than a payment on account of the earliest stipulated Rent, or as Landlord may elect to apply such payment. No endorsement or statement on any check or any letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy provided in this Lease. ARTICLE 21 WAIVER OF TRIAL BY JURY; COUNTERCLAIM Section 21.1 Jury Trial Waiver. LANDLORD AND TENANT EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTERS IN ANY WAY ARISING OUT OF OR CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, THE USE OR OCCUPANCY OF THE PREMISES BY TENANT OR ANYONE CLAIMING THROUGH OR UNDER TENANT, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY STATUTE, EMERGENCY OR OTHERWISE. THE PROVISIONS OF THIS SECTION 21.1 SHALL SURVIVE THE EXPIRATION OR SOONER TERMINATION OF THE TERM. Section 21.2 Waiver of Counterclaim. If Landlord commences any summary proceeding against Tenant, or any proceeding of like import, Tenant will not interpose any counterclaim of any nature or description in any such proceeding (unless failure to interpose such counterclaim would preclude Tenant from asserting in a separate action the claim which is the subject of such counterclaim), and will not seek to consolidate such proceeding with any other action which may have been or will be brought in any other court by Tenant. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

61 ARTICLE 22 NOTICES Except as otherwise expressly provided in this Lease, all consents, notices, notifications, demands, requests, approvals or other communications required or permitted to be given under this Lease (“Notices”) shall be in writing and shall be deemed sufficiently given or rendered (i) if delivered by hand (provided a signed receipt is obtained); (ii) if sent by registered or certified mail (return receipt requested); or (iii) if sent by a nationally recognized overnight delivery service for next-business-day delivery, in each case addressed to Landlord and Tenant (and with copies) as set forth in Article 1, and (if sent to Landlord) also to any Mortgagee or Superior Lessor who requires copies of notices and whose address is provided to Tenant at the address so provided, or to such other addresses as Landlord, Tenant or any Mortgagee or Superior Lessor may designate as its new addresses for such purpose by notice given in accordance with the provisions of this Article 22. Any Notice shall be deemed to have been given on the date of receipted delivery, refusal to accept delivery or when delivery is first attempted but cannot be made due to a change of address for which no notice is given, whichever is earliest. Notices given by a Person’s attorney shall have the same effect as if given by such Person. ARTICLE 23 RULES AND REGULATIONS All Tenant Parties shall observe and comply with the Rules and Regulations, as supplemented or amended from time to time. Landlord reserves the right, from time to time, to adopt additional Rules and Regulations and to amend the Rules and Regulations then in effect; provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and of any of the Rules and Regulations as originally or as hereafter adopted, the provisions of this Lease shall control. Reasonable notice of any additional rules and regulations shall be given to Tenant. Nothing contained in this Lease shall impose upon Landlord any obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease against any other Building tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, visitors or licensees. Landlord shall not enforce any of the Rules and Regulations against Tenant in a discriminatory fashion. In no event shall any Rules and Regulations hereafter adopted conflict with the terms of this Lease or materially adversely affect Tenant’s use and enjoyment of the Premises or Tenant’s leasehold estate with respect thereto. ARTICLE 24 BROKER Each of Landlord and Tenant represents and warrants to the other that neither it nor its agents have dealt with any broker in connection with this Lease other than Landlord’s Broker and Tenant’s Broker. Tenant shall indemnify, defend, protect and hold Landlord harmless from and against any and all Losses which Landlord may incur by reason of any claim of or liability to any broker, finder or like agent (other than Landlord’s Broker and Tenant’s Broker) arising out of any DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

62 dealings claimed to have occurred between Tenant and the claimant in connection with this Lease, and/or the above representation by Tenant made in this Article 24 being false. Landlord shall indemnify, defend, protect and hold Tenant harmless from and against any and all Losses which Tenant may incur by reason of any claim of or liability to any broker, finder or like agent (including Landlord’s Broker and Tenant’s Broker) arising out of any dealings claimed to have occurred between Landlord and the claimant in connection with this Lease, and/or the representation by Landlord made in this Article 24 being false. Landlord agrees to pay a commission to Tenant’s Broker and Landlord’s Broker pursuant to a separate agreement. The provisions of this Article 24 shall survive the expiration or sooner termination of the Term. ARTICLE 25 INDEMNITY Section 25.1 Tenant’s Indemnity. Tenant shall not do or permit to be done any act or thing in, on or about the Premises or Real Property that may subject Landlord to any liability or responsibility for injury to persons or damage to property or to any liability by reason of any violation of any Requirement, and Tenant shall exercise such control over the Premises as to fully protect Landlord against any such liability. Except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Party, Tenant shall indemnify, defend, protect and hold harmless each of the Landlord Indemnitees from and against any and all Losses resulting from any claims (i) against the Landlord Indemnitees to the extent attributable from any act, omission (where there is a duty to act) or negligence of any Tenant Party, (ii) against the Landlord Indemnitees to the extent arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring in or about the Premises, and/or (iii) against the Landlord Indemnitees to the extent resulting from any breach, violation or nonperformance of any covenant, condition or agreement of this Lease on the part of Tenant to be fulfilled, kept, observed or performed. Notwithstanding any provision in this Lease to the contrary, in no event shall Tenant have any liability for punitive or special damages of any kind, except to the extent same are payable to a third party and such damages are covered by Tenant’s indemnification obligations hereunder. Section 25.2 Landlord’s Indemnity. Landlord shall indemnify, defend and hold harmless Tenant and any Tenant Party from and against all Losses incurred by Tenant arising from any claims against Tenant or any Tenant Party resulting from, or in connection with (i) any accident, injury or damage caused to any person or the property of any person in or about the Building, the Common Areas or the Premises to the extent attributable to the negligence or willful misconduct of Landlord or its employees or agents or a Landlord Party, and/or (iii) any breach, violation or nonperformance of any covenant, condition or agreement of this Lease on the part of Landlord to be fulfilled, kept, observed or performed. Section 25.3 Defense and Settlement. (a) If any claim, action or proceeding for which Tenant indemnifies Landlord or any other Landlord Indemnitee hereunder is made or brought against any Landlord Indemnitee, then upon demand by a Landlord Indemnitee, Tenant, at its sole cost and expense, shall resist or defend such claim, action or proceeding in the Landlord Indemnitee’s name (if necessary) by attorneys approved by the Landlord Indemnitee, which DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

63 approval shall not be unreasonably withheld. Attorneys for Tenant’s insurer shall be deemed approved for purposes of this Section 25.3(a). Notwithstanding the foregoing, a Landlord Indemnitee may retain its own attorneys to participate or assist in defending any claim, action or proceeding involving potential liability in excess of the amount covered under Tenant’s liability insurance for such claim, provided that Landlord shall pay the reasonable fees and disbursements of such attorneys. In addition, if Tenant fails to diligently defend any claim, action or proceeding, or if there is a legal conflict or other conflict of interest, then a Landlord Indemnitee may retain separate counsel at Tenant’s expense. Notwithstanding anything herein contained to the contrary, Tenant may direct the Landlord Indemnitee to settle any claim, suit or other proceeding if (i) such settlement does not obligate the Landlord Indemnitee for anything other than the payment of money; (ii) any payments to be made pursuant to such settlement shall be paid in full by Tenant at the time such settlement is reached; (iii) such settlement does not require the Landlord Indemnitee to admit any liability; and (iv) the Landlord Indemnitee shall have received an unconditional release from the other parties to such claim, suit or other proceeding. (b) If any claim, action or proceeding for which Landlord indemnifies Tenant or any Tenant Party hereunder is made or brought against Tenant or any such Tenant Party, then upon demand by Tenant or such Tenant Party, Landlord, at its sole cost and expense, shall resist or defend such claim, action or proceeding in Tenant’s (or Tenant Party’s) name (if necessary) by attorneys approved by Tenant, which approval shall not be unreasonably withheld. Attorneys for Landlord’s insurer shall be deemed approved for purposes of this Section 25.3(b). Notwithstanding the foregoing, Tenant may retain its own attorneys to participate or assist in defending any claim, action or proceeding involving potential liability in excess of the amount covered under Landlord’s liability insurance for such claim, provided that Tenant shall pay the reasonable fees and disbursements of such attorneys. In addition, if Landlord fails to diligently defend any claim, action or proceeding, or if there is a legal conflict or other conflict of interest, then Tenant may retain separate counsel at Landlord’s expense. Notwithstanding anything herein contained to the contrary, Landlord may direct Tenant to settle any claim, suit or other proceeding if (i) such settlement does not obligate Tenant for anything other than the payment of money; (ii) any payments to be made pursuant to such settlement shall be paid in full by Landlord at the time such settlement is reached; (iii) such settlement does not require Tenant to admit any liability; and (iv) Tenant shall have received an unconditional release from the other parties to such claim, suit or other proceeding. ARTICLE 26 MISCELLANEOUS Section 26.1 Delivery. This Lease shall not be binding upon Landlord or Tenant unless and until Landlord has executed and delivered a fully executed copy of this Lease to Tenant. Section 26.2 Transfer of Real Property. Landlord’s obligations under this Lease shall not be binding upon the Landlord named herein after the sale, conveyance, assignment or transfer (collectively, a “Transfer”) by such landlord (or upon any subsequent landlord after the Transfer by such subsequent landlord) of its interest in the Building or the Real Property, as the case may be provided same is assumed by the transferee. In the event of any such Transfer, the DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

64 Landlord named herein (and any such subsequent Landlord) shall be entirely freed and relieved of all covenants and obligations of Landlord hereunder arising from and after the date of Transfer, and the transferee of Landlord’s interest (or that of such subsequent Landlord) in the Building or the Real Property, as the case may be, shall have assumed (in writing) all obligations under this Lease arising from and after the date of Transfer, including without limitation for the return of the Security Deposit provided the transferring landlord transferred the unapplied portion of the Security Deposit to any such transferee. Section 26.3 Limitation on Liability. The liability of Landlord for Landlord’s obligations under this Lease shall be limited to Landlord’s interest in the Real Property and the Building and the rents, proceeds and income thereof; and Tenant shall not look to any other property or assets of Landlord or the property or assets of any other Person (including any Landlord Indemnitee) in seeking either to enforce Landlord’s obligations under this Lease or to satisfy a judgment for Landlord’s failure to perform such obligations; and no Person other than Landlord (subject to the foregoing provisions of this paragraph) shall be personally liable for the performance of Landlord’s obligations under this Lease. Landlord shall not look to any other property or assets of any other Person (including any Tenant Party, but excluding any guarantor of this Lease) in seeking either to enforce Tenant’s obligations under this Lease or to satisfy a judgment for Tenant’s failure to perform such obligations; and no Person other than Tenant (and any guarantor of this Lease) shall be personally liable for the performance of Landlord’s obligations under this Lease. Section 26.4 Rent. All amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated Fixed Rent, Tenant’s Tax Payment, Tenant’s Expense Payment, Additional Rent or Rent, shall constitute “rent” for the purposes of Section 502(b)(6) of the United States Bankruptcy Code. Section 26.5 Entire Document. This Lease (including any schedules and exhibits attached in this Lease and all supplementary agreements provided for herein) contains the entire agreement between the parties, and all prior negotiations and agreements are merged into this Lease. All of the schedules and exhibits attached to this Lease are incorporated in and made a part of this Lease, provided, however, that in the event of any inconsistency between the terms and provisions of the schedules and exhibits, on the one hand, and the body of this Lease, on the other, the terms and provisions of the provisions in the body of this Lease shall govern. Section 26.6 Governing Law. This Lease shall be governed in all respects by the laws of the state of New York. Section 26.7 Unenforceability. If any provision of this Lease, or its application to any Person or circumstance, is held to be invalid or unenforceable, then in each such event the remainder of this Lease or the application of such provision to any other Person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each provision hereof shall remain valid and enforceable to the fullest extent permitted by law. Section 26.8 Lease Disputes. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

65 (a) Landlord and Tenant each agrees that all disputes arising out of or relating to this Lease (whether directly or indirectly), and all actions to enforce this Lease, shall be dealt with and adjudicated in the state courts of the State of New York sitting in New York County or the federal courts for the Southern District of New York; and for that purpose, Landlord and Tenant each hereby expressly and irrevocably submits itself to the jurisdiction of such courts. Landlord and Tenant each agrees that to the extent permitted under applicable law, this consent to personal jurisdiction shall be self-operative, and no further instrument or action, other than service of process in one of the manners specified in this Lease, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon it in any such court. (b) To the extent that Tenant has or hereafter acquires any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Tenant irrevocably waives such immunity in respect of its obligations under this Lease. Section 26.9 Landlord’s Agent. Unless Landlord delivers notice to Tenant to the contrary, Landlord’s Agent is authorized to act as Landlord’s agent in connection with this Lease, and Tenant shall be entitled to rely upon correspondence received from Landlord’s Agent. Tenant acknowledges that Landlord’s Agent is acting solely as agent for Landlord in connection with the foregoing; and neither Landlord’s Agent nor any of its direct or indirect partners, members, managers, officers, shareholders, directors, employees, principals, agents or representatives shall have any liability to Tenant in connection with the performance of this Lease, and Tenant waives any and all claims against any and all of such parties arising out of, or in any way connected with, this Lease, the Building or the Real Property. Section 26.10 Estoppel. Within ten (10) Business Days after request from Landlord, any Mortgagee or any Superior Lessor, Tenant shall deliver to Landlord a statement executed and acknowledged by Tenant, in form reasonably satisfactory to Landlord (or such Mortgagee or Superior Lessor), (a) stating the Commencement Date, the Rent Commencement Date and the Expiration Date; (b) stating that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (c) setting forth the date to which the Fixed Rent and any Additional Rent have been paid, together with the amount of monthly Fixed Rent and Additional Rent then payable, (d) stating whether or not, to the best of Tenant’s knowledge, Landlord is in default under this Lease and, if Landlord is in default, setting forth the specific nature of all such defaults, (e) stating the amount of the Security Deposit held by Landlord under this Lease, (f) stating whether there are any subleases or assignments affecting the Premises and if so, to whom and (in the case of a sublease) for what term; (g) stating the address of Tenant to which all notices and communications under the Lease must be sent; and (h) responding to any other factual matters reasonably requested by Landlord, such Mortgagee or such Superior Lessor. Tenant acknowledges that any statement delivered pursuant to this Section 26.10 may be relied upon by any purchaser or owner of all of any portion of the Real Property, the Building or Landlord’s interest in the Real Property or the Building, or any Superior Lease; or by any Mortgagee, or assignee thereof; or by any Superior Lessor, or assignee thereof. In no event shall Tenant be deemed to have waived any rights against the then current Landlord DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

66 (but not any holder of a Superior Lease or Mortgage, or any of their or Landlord’s respective successors or assigns, which holders and successors and assigns shall have the right to rely on such statement in all respects) by reason of the execution of any instrument pursuant to this Section 26.10, nor shall Tenant be obligated to execute more than two (2) certificates in any twelve (12) month period. Section 26.11 Parties Bound. The terms, covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided in this Lease, to their respective legal representatives, successors, and assigns. Section 26.12 Memorandum of Lease. Tenant shall not record either this Lease or a memorandum hereof; provided, however, at Landlord’s request, Tenant shall promptly execute, acknowledge and deliver to Landlord a memorandum with respect to this Lease sufficient for recording, and Landlord may record the memorandum. Within ten (10) days after the end of the Term, Tenant shall enter into such documentation as is reasonably required by Landlord to remove any memorandum of record. Section 26.13 Counterparts. This Lease may be executed in 2 or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. The exchange of executed copies of this Lease by so-called “portable document format” or similar electronic format (including, without limitation, executed through use of a reputable electronic signature service such as Sertifi or DocuSign) (collectively, “PDF”) transmission shall constitute effective execution and delivery of this Lease as to the parties for all purposes, and signatures of the parties transmitted by PDF shall be deemed to be their original signatures for all purposes. Section 26.14 Survival. All obligations and liabilities of Landlord or Tenant to the other which accrued before the expiration or other termination of this Lease, and all such obligations and liabilities which by their nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after such expiration or other termination, shall survive the expiration or other termination of this Lease. Without limiting the generality of the foregoing, the rights and obligations of the parties with respect to any indemnity under this Lease, and with respect to any Rent or any other amounts payable under this Lease, shall survive the expiration or other termination of this Lease. Section 26.15 Inability to Perform. This Lease and the obligations of Tenant to pay Rent hereunder shall not be affected, impaired or excused by any delays caused by force majeure or unavoidable delay. Section 26.16 Vault Space. Notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan, no vaults, vault space or other space outside the boundaries of the Real Property is included in the Premises. Landlord makes no representation as to the location of the boundaries of the Real Property. All vaults and vault space and all other space outside the boundaries of the Real Property which Tenant is permitted to use or occupy (if any) is to be used or occupied under a revocable license. If any such license shall be revoked, or if the amount of such space shall be diminished as required by any Governmental Authority or by DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

67 any public utility company, such revocation, diminution or requisition shall not (a) constitute an actual or constructive eviction, in whole or in part, (b) entitle Tenant to any abatement or diminution of Rent, (c) relieve Tenant from any of its obligations under this Lease, or (d) impose any liability upon Landlord. Any fee, tax or charge imposed by any Governmental Authority for any such vaults, vault space or other space occupied by Tenant shall be paid by Tenant. Section 26.17 Adjacent Excavation; Shoring. If an excavation is made, or is authorized to be made, upon land adjacent to the Real Property, Tenant shall, upon notice, afford to the Person causing or authorized to cause such excavation license to enter upon the Premises for the purpose of doing such work as such Person shall deem necessary to preserve the Building from injury or damage and to support the same by proper foundations. In connection with such license, Tenant shall have no right to claim any damages or indemnity against Landlord, nor diminution or abatement of Rent, provided that Tenant shall continue to have access to the Premises. Section 26.18 No Development Rights. Tenant acknowledges that it has no rights to any development rights, air rights or comparable rights appurtenant to the Real Property and Tenant consents, without further consideration, to any utilization of such rights by Landlord. Tenant shall promptly execute and deliver any instruments which may be requested by Landlord, including instruments merging zoning lots, evidencing such acknowledgment and consent. The provisions of this Section 26.18 shall be construed as an express waiver by Tenant of any interest Tenant may have as a “party in interest” (as such term is defined in the definition of “zoning lot” in Section 12-10 of the Zoning Resolution of the City of New York) in the Real Property. Section 26.19 Intentionally Omitted Section 26.20 Intentionally Omitted. Section 26.21 Real Estate Investment Trusts. Tenant recognizes and acknowledges that Landlord and/or certain beneficial owners of Landlord may from time to time qualify as real estate investment trusts (“REITs”) pursuant to Sections 856 et seq. of the Code, and that avoiding (a) the loss of such status, (b) the receipt of any income derived under any provision of this Lease that does not constitute “rents from real property” (in the case of real estate investment trusts), and (c) the imposition of income, penalty or similar taxes (each of (a), (b) and (c), an “Adverse Event”) would be of material concern to Landlord and such beneficial owners, if any of them were a REIT. In the event that this Lease or any document contemplated hereby could, in the opinion of counsel to Landlord, result in or cause an Adverse Event, Tenant agrees to cooperate with Landlord in negotiating an amendment or modification thereof and shall at the request of Landlord execute and deliver such documents reasonably required to effect such amendment or modification (at no cost or expense to Tenant). Any amendment or modification pursuant to this Section 26.21 shall be structured so that the economic results to Landlord and Tenant shall be substantially similar to those set forth in this Lease without regard to such amendment or modification. Without limiting any of Landlord’s other rights under this Section 26.21, Landlord may waive the receipt of any amount payable to Landlord hereunder and such waiver shall constitute an amendment or modification of this Lease with respect to such payment. Tenant expressly covenants and agrees not to enter into any sublease or assignment which provides for rental or other payment for such use, occupancy, or utilization based in whole or in part on the DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

68 net income or profits derived by any Person from the property leased, used, occupied, or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported sublease or assignment shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy, or utilization of any part of the Premises. Section 26.22 Incentive Programs. If at any time Landlord applies to participate in any Incentive Programs, or at such time as Landlord is participating in any Incentive Programs, Tenant shall cooperate with Landlord, at Tenant’s expense, and shall deliver to Landlord within ten (10) Business Days after request such completed forms and/or other information in connection with such Incentive Programs as Landlord shall reasonably request. Section 26.23 Anti-Terrorism Requirements. Tenant hereby represents and warrants that: (i) Tenant is not, nor is it owned or controlled directly or indirectly by, any person, group, entity or nation named on any list issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 or any similar list or any law, order, rule or regulation or any Executive Order of the President of the United States as a terrorist, “Specially Designated National and Blocked Person” or other banned or blocked person (any such person, group, entity or nation being hereinafter referred to as a “Prohibited Person”); (ii) Tenant is not (nor is it owned or controlled, directly or indirectly, by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) from and after the effective date of the above-referenced Executive Order, Tenant (and any person, group, or entity which Tenant controls, directly or indirectly) has not conducted nor will conduct business nor has engaged nor will engage in any transaction or dealing with any Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation, including, without limitation, any assignment of this Lease or any subletting of all or any portion of the Premises or the making or receiving of any contribution of funds, goods or services to or for the benefit of a Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation. Landlord hereby represents and warrants that: (i) Landlord is not, nor is it owned or controlled directly or indirectly by, any Prohibited Person; (ii) Landlord is not (nor is it owned or controlled, directly or indirectly, by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) from and after the effective date of the above-referenced Executive Order, Landlord (and any person, group, or entity which Landlord controls, directly or indirectly) has not conducted nor will conduct business nor has engaged nor will engage in any transaction or dealing with any Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of a Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation. The representations and warranties contained in this Section 26.23 shall be continuing in nature and shall survive the expiration or earlier termination of this Lease. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

69 ARTICLE 27 LETTERS OF CREDIT Section 27.1 Letter of Credit. (a) Tenant shall deliver to Landlord, (i) upon Tenant’s execution of this Lease, and maintain with Landlord throughout the term of this Lease, a Letter of Credit (as defined below) in the amount set forth as the Security Deposit under Article 1 as security for all obligations of Tenant under this Lease (the “Initial Security Deposit Letter of Credit”). If Tenant exercises its option to extend the Term pursuant to Article 29 of this Lease, then no later than thirty (30) days prior to the first day of the Renewal Term, Tenant shall deliver to Landlord (as to each Letter of Credit then held by Landlord at the time) a substitute Letter of Credit (or amendment thereto) evidencing that the expiration date of such Letter of Credit is at least forty five (45) days after the expiration of the Renewal Term. (b) “Letter of Credit” means a clean, irrevocable, non-documentary and unconditional standby letter of credit issued by and drawable upon a U.S. commercial bank, trust company, national banking association or savings and loan association with offices for banking purposes in the City of New York (the “Issuing Bank”) rated, without regard to qualification of such rating by symbols such as “+” or “-” or numerical notation, “A” or better, by Moody’s Investors Service or “A” or better by Standard & Poor’s Rating Service, and complying with the other terms of this Lease. Each Letter of Credit shall (i) name Landlord as beneficiary, (ii) have a term of not less than 1 year and shall renew automatically as set forth below, (iii) permit multiple drawings, (iv) be fully transferable by Landlord without the payment of any fees or charges by Landlord, and (v) otherwise be in form and content reasonably satisfactory to Landlord. The form of Letter of Credit attached hereto as Exhibit F is hereby approved by Landlord as well as such Issuing Bank. If upon any transfer by Landlord of any Letter of Credit, any fees or charges shall be imposed, then such fees or charges shall be payable solely by Tenant, and the Letter of Credit shall specify that it is transferable without charge to Landlord. If Landlord pays any such fees or charges, Tenant shall reimburse Landlord therefor upon demand. Each Letter of Credit shall provide that it shall be automatically renewed, without amendment or need for any other action, for consecutive periods of 1 year each during the Term (as the Term may be extended) and in no event shall the Letter of Credit expire prior to the 30th day following the Expiration Date unless the Issuing Bank sends notice (the “Non-Renewal Notices”) to Landlord by registered or certified mail, return receipt requested, or by nationally recognized overnight courier, not less than forty five (45) days before the then-current expiration date of the applicable Letter of Credit, stating that the Issuing Bank has elected not to renew such Letter of Credit. Each Letter of Credit shall provide that the Issuing Bank agrees with all beneficiaries, drawers, endorsers, transferees and bona fide holders that drafts drawn under and in compliance with the terms of the Letter of Credit will be duly honored upon presentation to the Issuing Bank at an office location in Manhattan (or outside Manhattan provided such Letter of Credit can be presented by nationally recognized overnight courier, and, at Landlord’s option fax (with no requirement for presentation of the original Letter of Credit)). Each Letter of Credit shall be subject in all respects to the International Standby Practices 1998, International Chamber of Commerce Publication No. 590. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

70 (c) All Letters of Credit from time to time held by Landlord hereunder (and the proceeds thereof) secure all obligations of Tenant under this Lease; and upon any default by Tenant (beyond the expiration of any applicable grace, notice and/or cure periods) entitling Landlord to draw on any Letter of Credit, or to apply the proceeds of any Letter of Credit (or any cash security held by Landlord), to any such obligation, Landlord, at its option, may elect which Letter of Credit to draw upon, and may elect which proceeds to apply to such obligation. (d) If the Issuing Bank becomes insolvent, or is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation, or any successor or similar entity, or if a trustee, receiver or liquidator is appointed for the Issuing Bank, or if the credit rating of the Issuing Bank has been downgraded below the rating required above (any such occurrence, an “Issuing Bank Credit Failure”), then, effective as of the date of the occurrence of such Issuing Bank Credit Failure, the Letters of Credit shall be deemed to not meet the requirements of this Article 27, and Tenant shall replace the Letters of Credit with new Letters of Credit from a different Issuing Bank that complies with this Article 27 in all respects within thirty (30) days demand therefor by Landlord. Section 27.2 Application of Proceeds of Letters of Credit. If (a) an Event of Default occurs in the payment or performance of any of the terms, covenants or conditions of this Lease, including the payment of Rent, (b) Landlord receives a Non-Renewal Notice and/or (c) an Issuing Bank Credit Failure occurs and Tenant has failed to deliver new Letters of Credit from a bank with a credit rating meeting the standard specified above and otherwise meeting the requirements set forth in this Article 27 as required pursuant to Section 27.1(d) above, then Landlord shall have the right to draw, at its election, all or a portion of the proceeds of any or all of the Letters of Credit and thereafter hold, use, apply, or retain the whole or any part of such proceeds (x) to the extent required for the payment of any Rent or any other sum as to which Tenant is in default (beyond the expiration of any applicable grace, notice and/or cure periods), including (i) any reasonable and actual out-of-pocket sum that Landlord expends by reason of Tenant’s default, and/or (ii) any damages to which Landlord is entitled pursuant to this Lease, whether such damages accrue before or after summary proceedings or other reentry by Landlord; and/or (y) as cash proceeds to secure Tenant’s obligations hereunder, unless and until Tenant delivers to Landlord substitute Letters of Credit that meet the requirements of this Article 27; but if at such time a default or Event of Default by Tenant exists (beyond the expiration of any applicable grace, notice and/or cure periods), Landlord shall have no obligation to accept such substitute Letters of Credit and shall have the right to retain the cash proceeds. If Landlord applies any part of the cash proceeds of any Letter of Credit, Tenant shall promptly thereafter amend such Letter of Credit to increase the amount thereof by the amount so applied (or provide Landlord with an additional Letter of Credit in the amount so applied) so that Landlord shall have the full amount thereof on hand at all times during the Term. If Tenant shall comply with all of the terms, covenants and conditions of this Lease, the Letters of Credit or the cash proceeds thereof (in each case if not applied to any obligations of Tenant hereunder), as the case may be, shall be returned to Tenant (and Landlord shall cooperate with the Tenant and the Issuing Bank in the cancellation thereof) within thirty (30) days after the later of the Expiration Date and delivery of possession of the Premises to Landlord in the manner required by this Lease (including the removal of any Specialty Alterations as required under Section 5.3). DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

71 Section 27.3 Transfer. Upon a sale, assignment or other transfer of Landlord’s interest in this Lease, Landlord shall transfer the Letters of Credit or the cash proceeds to its transferee. With respect to the Letters of Credit, within ten (10) Business Days after notice of such transfer, Tenant, at its sole cost, shall (if required by Landlord) arrange for the transfer of the Letters of Credit to the new landlord (as designated by Landlord in a notice) or have the Letters of Credit reissued in the name of the new landlord. Upon such transfer, Tenant shall look solely to the new landlord for the return of the Letters of Credit or the cash proceeds and thereupon the transferring Landlord shall without any further agreement between the parties be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Letters of Credit or the cash proceeds to a new landlord. Tenant shall neither assign, encumber nor attempt to assign or encumber the Letters of Credit or the cash proceeds; and neither Landlord nor its successors or assigns shall be bound by any such action or attempted assignment or encumbrance. ARTICLE 28 SIGNAGE Section 28.1 Elevator Lobby Identification Signs. As interior identification in the elevator lobby on the floor on which the Premises is located from time to time, Tenant shall have the right during the Term to have signs in the elevator lobby (“Elevator Lobby Identification Signs”), at its sole cost and expense, bearing the name of Tenant and/or Tenant’s logo and placed as reasonably approved by Landlord. All Elevator Lobby Identification Signs shall be subject to Landlord’s consent, which consent shall not be unreasonably withheld, conditioned or delayed for any Elevator Lobby Identification Signs that comply with this Lease and with the standard and character of the Building. Tenant’s rights under this Section 28.1 are transferable or assignable to any permitted assignee or subtenant. Section 28.2 General. Upon the expiration or sooner termination of this Lease, or to the extent Tenant’s rights to any signage terminate under this Article 28, Tenant, at its sole cost and expense, shall remove any signs which are no longer permitted under this Article 28, and shall restore any damage caused by such removal; or at Landlord’s option, Landlord may perform such work at Tenant’s sole cost and expense, and within 30 days of demand, Tenant shall reimburse Landlord for any actual out-of-pocket costs and expenses so incurred. All Tenant’s rights under this Article 28 shall be subject to the applicable provisions of this Lease, including Article 5. ARTICLE 29 RENEWAL TERM Section 29.1 Renewal Term. The Named Tenant shall have the right, at its sole option, and subject to the terms of this Article 29, to renew the Term for the entire Premises for a single renewal term (the “Renewal Term”) of five (5) years by delivering notice to Landlord (the “Renewal Notice”) (A) not less than twelve (12) months prior to the Initial Expiration Date and (B) not more than fifteen (15) months prior to the Initial Expiration Date (except in the case where Tenant is extending the Term in connection with giving an Acceptance Notice, defined below, in DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

72 order to comply with the conditions under Section 30.4(e)), which notice shall be irrevocable. Tenant’s rights under this Section 29.1 are subject to the conditions that (a) no Event of Default shall exist on the date the Renewal Notice is given or on the Renewal Term Commencement Date (as defined below); (b) the Named Tenant is the Tenant hereunder on the date the Renewal Notice is given and on the Renewal Term Commencement Date; and (c) the Occupancy Requirements are met on the date the Renewal Notice is given and on the Renewal Term Commencement Date. Provided the foregoing conditions are met, upon the timely giving of the Renewal Notice, this Lease shall be deemed automatically renewed for the entire Premises for the Renewal Term with the same force and effect as if the Renewal Term had originally been included in the Term. The Renewal Term shall commence on the day after the Initial Expiration Date (the “Renewal Term Commencement Date”) and shall expire on the fifth (5th) anniversary of the Initial Expiration Date. TIME SHALL BE OF THE ESSENCE with respect to Tenant’s giving of the Renewal Notice. The Renewal Term shall be upon all of the terms, covenants and conditions of this Lease, except that (w) the Fixed Rent for the Renewal Term shall be determined as provided in Section 29.2, (x) Tenant shall have no further right to renew the Term, (y) during the Renewal Term, the Base Tax Year for the entire Premises shall be the Tax Year commencing on July 1st of the calendar year in which the Renewal Term Commencement Date occurs, and (z) during the Renewal Term, the Base Expense Year for the entire Premises shall be the calendar year commencing on January 1st of the calendar year in which the Renewal Term Commencement Date occurs. Upon the Renewal Term Commencement Date, (1) the Renewal Term shall be added to and become part of the Term for the entire Premises, (2) any reference to “this Lease”, to the “Term”, the “term of this Lease” or any similar expression shall be deemed to include the Renewal Term, and (3) the expiration date of the Renewal Term shall become the Expiration Date. Any termination, cancellation or surrender of the entire interest of Tenant under this Lease at any time on or prior to the Initial Expiration Date shall terminate any right of renewal of Tenant hereunder; and if at any time during the Term, Tenant shall not satisfy the Occupancy Requirements by virtue of a sublease or license (excluding a license to a Permitted Occupant in accordance with Section 13.10) of all or a portion of the Premises to one or more third parties for a term (or terms, as the case may be) expiring during the last 24 months of the Initial Term, Tenant’s right to renew the Term pursuant to this Article 29 shall immediately terminate and be of no further force and effect. Section 29.2 Renewal Term Rent. (a) The annual Fixed Rent payable during the Renewal Term (“Renewal Rent”) shall be equal to the annual Fair Market Rent of the entire Premises as of the Renewal Term Commencement Date. “Fair Market Rent” means the annual fair market rental value of the entire Premises as of the Renewal Term Commencement Date for a term equal to the Renewal Term, based on comparable space in the Building, or on comparable space in Comparable Buildings, including all of Landlord’s services provided for in this Lease, (i) assuming the Premises are vacant, and otherwise in “as is” condition existing on the Renewal Term Commencement Date, (ii) assuming the Base Tax Year and the Base Expense Year are as set forth above in Section 29.1; and (iii) taking into account all other relevant factors. (b) If Tenant timely gives the Renewal Notice, then for the next sixty (60) days thereafter (the “Renewal Rent Determination Period”), Landlord and Tenant shall attempt to agree in writing on the Renewal Rent. If Tenant and Landlord are not able to agree in writing on the DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

73 Renewal Rent during the Renewal Rent Determination Period, the Renewal Rent shall be determined as provided in Section 29.3. (c) If the Renewal Rent is not determined prior to the Renewal Term Commencement Date, Tenant shall pay Renewal Rent in an amount equal to Landlord’s Determination, hereinafter defined (the “Interim Rent”). Upon final determination of the Renewal Rent, Tenant shall commence paying such Renewal Rent as so determined, and within thirty (30) after such determination, Tenant shall pay any deficiency in prior payments of Renewal Rent, or if the Renewal Rent as so determined shall be less than the Interim Rent, Tenant shall be entitled to a credit against the next succeeding installments of Renewal Rent for any overpayment of Renewal Rent. Section 29.3 Arbitration. (a) If Tenant and Landlord are not able to agree on the Renewal Rent during the Renewal Rent Determination Period, either Tenant or Landlord may submit such dispute to arbitration in accordance with the then prevailing Expedited Procedures of the Arbitration Rules for the Real Estate Industry of the American Arbitration Association or its successor for arbitration of commercial disputes, except that the rules shall be modified as follows: (i) Landlord and Tenant shall attempt to jointly designate and appoint an impartial real estate broker or appraiser with at least 10 years’ full-time commercial lease brokerage or appraisal experience in Manhattan and who is familiar with the fair market value of first-class office space in Comparable Buildings as the arbitrator within ten (10) Business Days of the expiration of the Renewal Rent Determination Period. If the parties do not agree on the arbitrator within such 10 Business Day period, then either party, on behalf of both, may request appointment of such a qualified person as the arbitrator by the then president of the Real Estate Board of New York, which appointed person shall serve as the arbitrator for all purposes of this Section 29.3. (ii) Within ten (10) Business Days of appointment of the arbitrator, Landlord shall submit its determination of the Renewal Rent (“Landlord’s Determination”) and Tenant shall submit its determination of the Renewal Rent (“Tenant’s Determination”) to the arbitrator. Renewal Rent shall be fixed by the arbitrator in accordance with the following procedures. The arbitrator shall have the right to consult experts and competent authorities for factual information or evidence pertaining to a determination of Renewal Rent, but any such determination shall be made in the presence of both parties with full right on their part to cross-examine. The arbitrator shall conduct such hearings and investigations as he or she deems appropriate and shall, within thirty (30) days after being appointed, select which of the two (2) proposed determinations (Landlord’s Determination or Tenant’s Determination) most closely approximates his or her determination of Renewal Rent and the determination that is closest to his or her determination shall be deemed the Renewal Rent for all purposes hereunder. The arbitrator shall have no right to propose a middle ground or any modification of either of the two (2) proposed determinations (i.e., Landlord's Determination and Tenant's Determination). Such selection shall constitute the decision DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

74 of the arbitrator and shall be final and binding upon the parties. The arbitrator shall render the decision in writing with counterpart copies to each party. The arbitrator shall have no power to add to or modify the provisions of this Lease. Promptly following receipt of the arbitrator’s decision, the parties shall enter into an amendment to this Lease evidencing the extension of the Term for the Renewal Term, the base years for Taxes and Operating Expenses and the Renewal Rent for the Renewal Term, but the failure of the parties to do so shall not affect the effectiveness of the arbitrator’s determination. Costs of the arbitrator shall be shared equally by Landlord and Tenant (but each side shall be responsible to pay for its own attorneys, witnesses and experts). For the avoidance of doubt, the arbitrator's final determination shall be either Landlord's Determination or Tenant's Determination. (iii) In the event of a failure, refusal or inability of the arbitrator to act, his or her successor shall be appointed in the same manner as he or she was appointed. ARTICLE 30 RIGHT OF FIRST OFFER Section 30.1 Exercise of Right. Subject to Sections 30.2 and 30.4 below, if at any time on or before (x) the date that is three (3) years prior to the Expiration Date if the Term has been renewed in accordance with Section 29.1 or (y) the date that is twelve (12) months prior to the Initial Expiration Date if the Term has not been renewed in accordance with Section 29.1, the entire (or a portion of the) rentable area of the 9th floor of the Building (the “Expansion Space”) is, or Landlord reasonably believes will become, Available (as defined below), and Landlord proposes to lease the Expansion Space, Landlord shall deliver notice thereof to Tenant (the “Expansion Notice”) setting forth the date Landlord reasonably anticipates that the Expansion Space will become Available (the “Anticipated Expansion Space Commencement Date”). Provided that all of the conditions set forth in this Article 30 are satisfied, Tenant shall have a one- time option (the “Expansion Option”), exercisable by Tenant’s delivering irrevocable notice to Landlord (the “Acceptance Notice”) within 30 days of Landlord giving the Expansion Notice, WITH TIME BEING OF THE ESSENCE, to lease the entire Expansion Space upon the terms and conditions set forth in this Article 30. The Expansion Option may be exercised only with respect to the entire Expansion Space. Any termination, cancellation or surrender of the interest of Tenant under this Lease at any time shall terminate any obligation of Landlord, and any right of Tenant, under this Article 30, to lease the Expansion Space. Section 30.2 One-Time Right. Notwithstanding anything hereunder to the contrary, the Expansion Option shall be a one-time option for Tenant, such that Landlord shall have no further obligation, and Tenant shall have no further right, under this Article 30 to lease the Expansion Space from and after the occurrence of any of the following: (a) Landlord sends Tenant the Expansion Notice and Tenant fails to timely give the Acceptance Notice, WITH TIME BEING OF THE ESSENCE. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

75 (b) Landlord reasonably determines that any of the conditions set forth in Section 30.4 below are not met on the date the Expansion Notice is or otherwise would have been given, on the date the Acceptance Notice is delivered to Landlord or on the Expansion Space Commencement Date. Section 30.3 Definitions. (a) “Available” means that at the time in question no Person leases or occupies the Expansion Space, whether pursuant to a lease or other agreement. In no event shall Landlord be liable to Tenant for any failure by any tenant or occupant to vacate the Expansion Space on or before any particular date. Notwithstanding anything to the contrary herein, the Expansion Space shall be not deemed to be Available (x) prior to the date that any such lease that is entered into not in violation of this Article 30 expires or terminates and is not renewed or extended by the tenant or occupant (or its affiliate) under such lease, whether pursuant to a right or option contained in such lease or otherwise, and (y) prior to the date that Landlord offers to lease the Expansion Space to any other tenants that have a right, as of the Effective Date, to lease the Expansion Space and such other tenants fail to accept such offer. The current tenant’s lease on the 9th floor expires on January 31, 2028 and no other parties in the Building have any existing rights to the Expansion Space. (b) “Expansion Space Fair Market Rent,” means the annual fair market rental value of the Expansion Space at the commencement of the leasing by Tenant of the Expansion Space for a term commencing on the Expansion Space Commencement Date and ending on the Expiration Date (provided that if the then remaining Term is less than 5 years, such term shall be deemed to be 5 years for the purposes of determining the Expansion Space Fair Market Rent), based on comparable space in the Building, or on comparable space in Comparable Buildings, including all of Landlord’s services provided for in this Lease, (i) assuming the Expansion Space is vacant and delivered in its “as is” condition on the Expansion Space Commencement Date, (ii) assuming the Base Tax Year for the Expansion Space is the Tax Year commencing on July 1st of the calendar year in which the Anticipated Expansion Space Commencement Date occurs, and (iii) assuming the Base Expense Year for the Expansion Space is the calendar year commencing on January 1st of the calendar year in which the Anticipated Expansion Space Commencement Date occurs. The determination of Expansion Space Fair Market Rent shall also take into account any other relevant factors. Section 30.4 Conditions to Exercise. Landlord shall have no obligation to give the Expansion Notice, and Tenant shall have no right to exercise the Expansion Option or to lease the Expansion Space, unless all of the following conditions have been satisfied on the date the Expansion Notice is or otherwise would have been given, on the date the Acceptance Notice is delivered to Landlord and on the Expansion Space Commencement Date: (a) This Lease is in full force and effect; (b) No Event of Default exists and Tenant is not in default of any of its monetary or material non-monetary obligations under this Lease beyond the expiration of any applicable grace, notice and/or cure periods; DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

76 (c) The Occupancy Requirements are met; (d) If there are less than three (3) years left in the Initial Term and Tenant has not theretofore effectively extended the Term for the Renewal Term in accordance with Section 29.1 above, Tenant shall extend the Term by giving a Renewal Notice for the Renewal Term in accordance with Section 29.1 above simultaneously with the Acceptance Notice. (e) Tenant’s net worth (excluding good will and intangibles) is at least $75,000,000, as reasonably evidenced to Landlord. Section 30.5 Incorporation of Expansion Space. Effective as of the date on which Landlord delivers vacant possession of the Expansion Space to Tenant (the “Expansion Space Commencement Date”): (a) Fixed Rent for such Expansion Space (the “Expansion Space Rent”) shall be the Expansion Space Fair Market Rent as determined in accordance with this Article 30. If the Expansion Space Fair Market Rent is not determined prior to the Expansion Space Commencement Date, Tenant shall pay Expansion Space Rent for such interim period (the “Expansion Space Interim Rent”) in an amount equal to Landlord’s Determination (as submitted in connection with an arbitration to determine the Expansion Space Rent pursuant to this Section 30.5(a)). Upon final determination of the Expansion Space Fair Market Rent, Tenant shall commence paying such Expansion Space Rent as so determined, and (x) if the Expansion Space Fair Market Rent as so determined shall be more than the Expansion Space Interim Rent, within thirty (30) days after such determination, Tenant shall pay such deficiency, or (y) if the Expansion Space Fair Market Rent as so determined shall be less than the Expansion Space Interim Rent, Tenant shall be entitled to a credit against the next succeeding installments of Expansion Space Rent in the amount of such overpayment. If Tenant timely gives the Acceptance Notice, then for the next sixty (60) days thereafter (the “Expansion Space Rent Determination Period”), Landlord and Tenant shall attempt to agree in writing on the Expansion Space Rent. If Tenant and Landlord are not able to agree in writing on the Expansion Space Rent during the Expansion Space Rent Determination Period, the Expansion Space Rent shall be determined using the same process for determining Renewal Rent under Section 29.3 above. (b) Tenant shall pay Tenant’s Tax Payment with respect to the Expansion Space in accordance with the provisions of Article 7, except that the Base Tax Year for the Expansion Space shall be as set forth in Section 30.3(b) above. (c) For all purposes of this Lease, the rentable square footage of the Expansion Space shall be shall be deemed to be 13,671 rentable square feet, the Tenant’s Tax Share for the Expansion Space shall be 7.14% and the Tenant’s Expense Share for the Expansion Space shall be 7.69% . (d) The Expansion Space shall be delivered in its “as is” condition, and Landlord shall not be obligated to perform any work with respect thereto or make any contribution to Tenant to prepare the Expansion Space for Tenant’s occupancy. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

77 (e) The Expansion Space shall be added to and be deemed to be a part of the Premises for all purposes of this Lease (except as otherwise provided in this Article 30). Section 30.6 Possession. In no event shall Landlord be obligated to incur any fee, cost, expense or obligation, nor to prosecute any legal action or proceeding, in connection with the delivery of the Expansion Space to Tenant nor shall Tenant’s obligations under this Lease with respect to any part of the Premises be affected thereby. Landlord shall not be subject to any liability and this Lease shall not be impaired if Landlord shall be unable to deliver possession of an Expansion Space to Tenant on any particular date; provided, however, if the Expansion Space Commencement Date has not occurred within six (6) months of the Anticipated Expansion Space Commencement Date then Tenant may thereafter give Landlord notice electing to rescind its Acceptance Notice, effective as of the date that is thirty (30) days after the giving of such notice, and if by such 30th day, the Expansion Space Commencement Date has not occurred (and would not have occurred except for Unavoidable Delay), then effective as of such 30th day, Tenant’s Acceptance Notice shall be deemed rescinded for all purposes of this Lease, and Tenant shall have no further rights to lease the Expansion Space hereunder. Tenant hereby waives any right to rescind this Lease or any Acceptance Notice under the provisions of Section 223-a of the Real Property Law of the State of New York, and agrees that the provisions of this Section 30.6 are intended to constitute “an express provision to the contrary” within the meaning of said Section 223-a. Section 30.7 Agreement of Terms. Landlord and Tenant, at either party’s request, shall promptly execute and exchange an appropriate agreement evidencing the leasing of an Expansion Space and the terms thereof in a form reasonably satisfactory to both parties, but no such agreement shall be necessary in order to make the provisions hereof effective. ARTICLE 31 COVID-19 Section 31.1 Tenant Acknowledgment. Tenant acknowledges that (i) Landlord cannot guarantee that the Building is free of COVID-19 or any other diseases or virus; (ii) there are inherent enhanced risks and dangers in entering public areas during an epidemic, pandemic or public health emergency including, without limitation, the COVID-19 pandemic; and (iii) access to the Building and use of the Premises, the common areas and/or the amenity spaces may result in exposure to the underlying disease or virus including, without limitation, COVID-19, whether caused by the negligence or other conduct of Landlord, its managing agent, its employees, contractors or agents or by any other person, tenant or employee, guest or invitee of any of the foregoing. With respect to any such epidemic, pandemic or public health emergency, Tenant agrees to abide by all guidelines established by all applicable local and federal governmental agencies including, without limitation, guidance issued by the Center for Disease Control and Prevention (the “CDC”). Section 31.2 No Warranty. Landlord in no way warrants that the presence or spread of COVID-19 or other viruses or diseases will not occur through Tenant or its agents, employees and invitees’ access to the Building and use of the Premises, the common areas and/or the DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

78 amenity spaces, and Landlord assumes no responsibility for any loss or damage to property or injury, illness or death to persons that Tenant, its agent, employees or invitees may sustain as a result of their access to the Building and use of the Premises, the common areas and/or the amenity spaces during the COVID-19 pandemic or any other epidemic, pandemic or public health emergency. Tenant expressly and voluntarily agrees to assume all risks and dangers, whether foreseeable or not, and to be solely responsible for all loss or damage to property or injury, illness or death to persons, whether caused in whole or in part by the negligence or other conduct of Landlord, its managing agent, employees or by any other person. Section 31.3 Tenant’s Release. To the maximum extent permitted by law, Tenant hereby releases and forever discharges Landlord, its managing agent, its mortgagee and each of their respective direct and indirect partners, officers, shareholders, directors, members, managers, trustees, beneficiaries, employees, principals, servants, agents, and representatives (collectively, the “Releasees”) from any and all claims, demands, losses, expenses, damages, judgments, actions, causes of action or suits of any kind or nature whatsoever, which Tenant may now have or may hereafter have, arising out of or in any way relating to any and all injuries and damages of any and every kind, to both person and property as a result of or in any way relating to the possibility of exposure to COVID-19 or other viruses or diseases (the “Released Claims”), whether caused in whole or in part by the negligence or other conduct of Landlord, its managing agent, employees or by any other person, and Tenant hereby agrees not to make, assert, or pursue any claim or action against the Releasees with respect to a Released Claim. In the event that any of Tenant’s agents, employees or invitees nevertheless asserts any Released Claims against any Releasee(s), Tenant agrees to indemnify, defend and protect the Releasee(s) from and against such Released Claims. [Signatures next page] DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed as of the Effective Date. LANDLORD: 300 PARK AVE. SO. L.L.C., a New York limited liability company By: Name: Edward H. Traum Title: Authorized Signatory TENANT: 1STDIBS.COM, INC., a Delaware corporation By: Name: Title: Tenant’s Federal Identification Number: DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419 CFO 94-3389618 Tom Etergino 888 F039-07D3 96C 95C7 5 F6CAE9878F

EXHIBIT A FLOOR PLAN The floor plan which follows is intended solely to identify the general location of the Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown. [see attached] DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

EXHIBIT B LANDLORD’S WORK The following work (unless otherwise specifically provided herein) shall be a material, manufacture, design, capacity, quality, finish and color of the standard adopted by Landlord for the Building, and where quantities are specified, such quantities shall include any existing installations to the extent usable and used in the performance of such work. The plans attached hereto as Schedule 1 (the “Indicative Plans”) are used only for the purpose of providing details as to the following work items, and shall in no way be deemed to indicate that Landlord will perform any work except as listed in items 1 through 12 below on this Exhibit B or provide any furniture shown on the Indicative Plans. For avoidance of doubt, any actual delay that Landlord encounters in the performance of Landlord’s Work by reason of Tenant failing to designate colors, specifications or locations, or provide fixtures, for Landlord Work items by the dates specified below shall constitute Tenant Delay. 1. Paint the walls and ceilings of the Premises colors to be reasonably designated by Tenant by email to Jennifer Fridman (JenniferF@Rockrose.com) and Bill Feeks (Bill.Feeks@rockrose.com) no later than December 1, 2023. 2. Install small meeting rooms along Park Avenue South frontage of the Premises as shown in the bubbled areas on the Indicative Plans. 3. Remove abandoned duct in IT Closet and patch and repair ceiling as required. 4. Two Traditional Conference Rooms at Corners: repair de-laminating/damaged wood panels on wall, and provide floor core with provisions for (1) quad power receptacle, (2) data ports, HDMI, and AV, and provide hard wired connection between floor core and wall mounted TV, all in locations shown on the Indicative Plans. 5. Casual Conference Room at Corner: provide floor core with provisions for (1) quad power receptacle, (2) data ports, HDMI, and AV, and provide hard wired connection between floor core and wall mounted TV, all in locations shown on the Indicative Plans. 6. Open Work Area: provide floor poke thrus in locations shown on the Indicative Plans. 7. Newly Constructed Rooms: provide new duct (supply and return) and balancing as required to accommodate new layout. Provide power at locations to accommodate furniture layout as shown on Indicative Plans. Provide ceiling and lighting to match existing finishes and fixtures. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

8. Pantry: remove existing black pendants and replace with new building standard white surface mounted fixtures. Provide power and install new accent fixture furnished by Tenant; Tenant shall reasonably designate specifications and locations for such accent fixture by email to Jennifer Fridman (JenniferF@Rockrose.com) and Bill Feeks (Bill.Feeks@rockrose.com) no later than December 1, 2023 and shall provide such fixture no later than December 15, 2023. Provide power and water line for BEVI; Tenant shall reasonably designate specifications for BEVI by email to Jennifer Fridman (JenniferF@Rockrose.com) and Bill Feeks (Bill.Feeks@rockrose.com) no later than December 1, 2023. 9. Reception: Demo existing glass wall. Construct new GWB wall to align with beam overhead. Provide floor core with provisions for (1) quad receptacle and (2) data drops, all in locations shown on the Indicative Plans. Remove existing black pendants at reception and replace with new building standard white surface mounted fixtures. Provide power and install new accent fixture furnished by Tenant; Tenant shall reasonably designate specifications and locations for such accent fixture by email to Jennifer Fridman (JenniferF@Rockrose.com) and Bill Feeks (Bill.Feeks@rockrose.com) no later than December 1, 2023 and shall provide such fixture no later than December 15, 2023. 10. Provide full height sound batt insulation at all partitions, new and existing (if it does not already exist). 11. Room Schedulers: provide gang back boxes for room schedulers in locations shown on the Indicative Plans (2 locations on GWB; all other locations to be mounted on office front frames). Tenant to furnish and install devices. 12. Ceiling Mounted Cameras: provide mounted back boxes and power for 3 ceiling mounted cameras; Tenant shall reasonably designate specifications and locations for same by email to Jennifer Fridman (JenniferF@Rockrose.com) and Bill Feeks (Bill.Feeks@rockrose.com) no later than December 1, 2023. Tenant to furnish and install devices. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

SCHEDULE 1 INDICATIVE PLANS [see attached] DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

EXHIBIT C CLEANING SPECIFICATIONS General: All linoleum, rubber, asphalt tile and other similar types of flooring (that may be waxed) to be swept nightly, using approved dust-check type of mop. All carpeting and rugs to be carpet swept nightly and vacuum cleaned weekly. Hand dust and wipe clean all furniture, fixtures, window sills, and glass partitions of all offices nightly, wash sills when necessary. Empty all waste receptacles and remove wastepaper. Change liners as necessary. (Tenant to supply receptacles and liners.) Wash clean all water fountains and coolers nightly. Lavatories in the Core: Sweep and wash all lavatory floors nightly using disinfectants. Wash and polish all mirrors, powder shelves, bright work and enameled surfaces in all lavatories, nightly. Wash, scour and disinfect all basins, urinals and toilet seats and bowls, nightly. Empty paper towel receptacles and transport wastepaper to designated area in basements, nightly. (Towels, receptacles and soap to be provided by Landlord.) Empty sanitary disposal receptacles nightly. Fill toilet tissue holders nightly (tissue to be provided by Landlord). Wash and polish all wall tile and stall surfaces as reasonably necessary, but not less than once per month. High Dusting: Damp dust all window blinds, frames, charts, graphs and similar wall hangings and vertical surfaces not reached in nightly cleaning, quarterly. Glass: Exterior windows to be cleaned inside and outside twice per annum. Conditions: All cleaning to be performed by Landlord’s recognized cleaning contractor. As herein used, “nightly” means nightly on Business Days. Furniture will not be moved. Storage areas and other areas to which the requisite access is impeded will not be cleaned. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

D-1 EXHIBIT D RULES AND REGULATIONS 1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the Premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the Building, either by any tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and sideguards. 2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees or visitors, shall have caused it. 3. No carpet, rug or other article shall be hung or shaken out of any window of the Building; and no tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the Building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the Building except for service animals as required by law. Smoking or carrying lighted cigars or cigarettes in the elevators of the Building is prohibited. 4. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. 5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of the Premises or the Building or on the inside of the Premises if the same is visible from the outside of the Premises without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the Premises. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or any other tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each tenant by Landlord at the reasonable expense of such tenant, and shall be of a size, color and style reasonably acceptable to Landlord. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

D-2 6. No tenant shall mark, paint, drill into, or in any way deface any part of the Building other than as part of approved Alterations in the Premises or Decorative Changes, except for nails, hooks or fixtures and other wall hangings and no boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used as interlining of builder’s deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited. 7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or mechanism thereof without the consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Each tenant must, upon the termination of his tenancy, return to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys, so furnished, such tenant shall pay to Landlord the reasonable cost thereof. Tenant shall be permitted, at its own cost, to install a security system in the Premises (which shall be synched with the Building’s security system so that Tenant and its officers, owners, employees shall only be required to use one (1) key card to access the Building and the Premises). 8. Landlord reserves the right to require all tenant move-ins and move-outs from the Building to be performed between the hours of 6 P.M. and 8 A.M. on business days. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the Premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner reasonably approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations. 9. Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same. 10. Access to the Premises by Tenant’s employees or officers, or any invitees, guests or contractors thereof shall be subject, in all instances, to Landlord’s reasonable security procedures and requirements. Landlord reserves the right to exclude from the Building, Premises and/or elevators between the hours of 6 P.M. and 8 A.M. on business days, and at all hours on Saturdays, Sundays, and legal holidays, all persons who do not possess and present a valid Building identification card valid, pass or other appropriate identification to the security personnel for the Building or comply with any other requirements as may then be imposed by the applicable governmental authorities. Each tenant shall be responsible for all persons for whom he requests a pass and shall be liable to Landlord for all acts of such persons. Tenant shall not have a claim against Landlord by reason of Landlord DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

D-3 excluding from the Building any person who does not present such pass or other identification or otherwise comply with such requirements. 11. Tenant shall not bring or permit to be brought or kept in or on the Premises, any inflammable, combustible or explosive fluid, material, chemical or substance (other than such material or substance, and only in such quantities as are customarily maintained, for any ordinary cleaning or maintenance of the Premises), or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the Premises. Notwithstanding the foregoing, Tenant may keep in the Premises ordinary office supplies. 12. Tenant shall reasonably cooperate with Landlord in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun’s rays fall directly on the windows of the Premises. 13. If any safe, machinery, equipment, bulky matter or fixtures (other than office copiers and computers, and office furniture) requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may reasonably designate. 14. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations, of all state, federal, municipal, and local governments, departments, commissions and boards regarding the internal office collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles. Such separate receptacles shall be removed from the Premises in accordance with a collection schedule prescribed by law. Landlord has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash that is not separated and sorted as required by law. 15. No noise or other activity, including the playing of musical instruments, radio, television or other sound reproduction system, which would, in Landlord’s reasonable judgment, disturb other tenants in the Building, shall be made or permitted by Tenant, and no cooking shall be done in the Premises, except as expressly approved in writing by Landlord except that Tenant shall be permitted to operate coffee machines, water heating units, a dishwasher and a microwave or convection oven for the warming or reheating of prepared foods for its employees and invitees. 16. All entrance doors in the Premises shall be left locked by Tenant when the Premises are not in use. Entrance doors shall be kept closed at all times. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

D-4 17. All locks affording access to the Premises and to circulation within the Premises shall be conformed to Landlord’s master key system and shall be installed by Landlord’s approved vendors. 18. The requirements of Tenant will be attended to only upon application to the Building Management at their office in the Building or elsewhere. Building employees shall not be requested by Tenant, and will not be permitted, to perform any work or services specially for Tenant, unless expressly authorized to do so by the Building superintendent. 19. Landlord reserves the right to rescind, alter, waive, expand or add any rule or regulation at any time prescribed for the Building when, in its reasonable judgment, it deems it necessary, desirable or proper for its best interests and for the best interests of the tenants thereof, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. Landlord shall not be responsible to Tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building. 20. If attendance of Landlord’s security personnel shall be required, as determined by Landlord in its reasonable discretion, in connection with the use by Tenant of freight elevators or other Building services or equipment, Tenant shall pay to Landlord within thirty (30) days of demand, as additional rent, Landlord’s then established rate as a charge for such Landlord’s security personnel. 21. Tenant shall not at any time store or keep any material, supplies, furniture, furnishings or equipment of any kind in any machine room or in any mechanical or electrical equipment room in the Building whether such room be within or outside the Premises. 22. In no event and under no circumstances shall hand trucks (other than rubber- wheeled small hand trucks or mail carts used to transport interoffice mail or packages) be brought into or used in any passenger elevators in the Building, it being understood that all freight, furniture, business equipment and bulky matters of every description shall be moved into and out of the Building and between floors therein only on the freight elevator and otherwise in accordance with Rule 1 and the other Rules annexed to this Lease. 23. In no event at any time or under any circumstances shall (i) any smoking be permitted in the Building, whether or not on a routine, sporadic or one-time basis, by Tenant or any employee, guest or invitee of Tenant, (ii) any dogs or other pets (except for service animals as required be law) be permitted in the Building, whether or not on a routine, sporadic or one-time basis, and whether or not owned by Tenant or any employee, guest or invitee of Tenant, or (iii) any bicycles, scooters, skateboards, rollerblades or other wheeled vehicles be permitted in the Building (except for bicycles and scooters in the bicycle storage area at the 22nd Street service entrance to the Building), whether or not on a routine, sporadic or one-time basis, and whether or not owned or used by Tenant or DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

D-5 any employee, guest or invitee of Tenant, including messengers, or (iv) affix or attach any signage, lettering or decorations to the exterior windows of the Building. 24. Tenant shall not solicit, suffer, or permit other tenants or occupants of the Building to use any network or other communications service, including, without limitation, any wired or wireless Internet service that passes through, is transmitted through, or emanates from the Premises. Tenant agrees that Tenant’s communications equipment and the communications equipment of Tenant’s service providers and contractors located in or about the Premises or installed in the Building to service the Premises including, without limitation, any antennas, switches, or other equipment (collectively, “Tenant’s Communications Equipment”) shall be of a type and, if applicable, a frequency that will not cause radio frequency, electromagnetic, or other interference to any other party or any equipment of any other party including, without limitation, Landlord, other tenants, or occupants of the Building or any other party. In the event that any of Tenant’s Communications Equipment causes or is reasonably believed to cause any such interference, upon receipt of notice from Landlord of such interference, Tenant will take all steps necessary to correct and eliminate the interference. If the interference is not eliminated within 24 hours (or a shorter period if Landlord believes a shorter period to be appropriate) then, upon request from Landlord, Tenant shall shut down the Tenant’s Communications Equipment pending resolution of the interference, with the exception of intermittent testing upon prior notice to and with the approval of Landlord. Tenant hereby acknowledges that Landlord has granted and/or may grant lease rights, licenses, and other rights to various other tenants and occupants of the Building and to telecommunications service providers. 25. Notwithstanding anything to the contrary contained herein, in the event of any conflict between the terms of these Rules and Regulations (as originally or as hereafter adopted) and the terms and conditions of the Lease, the terms and conditions of the Lease shall control. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

E-1 EXHIBIT E TENANT DELIVERIES 1. First month’s Fixed Rent for the Premises in the amount of $80,886.75 (the “Advance Rent”). 2. The Initial Security Deposit Letter of Credit. 3. One executed form W-9 for Tenant. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

F-1 EXHIBIT F FORM OF LETTER OF CREDIT [SEE ATTACHED] DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

ProForma Each page of this document is an integral part of this Irrevocable Standby Letter of Credit Number IS000411186U  Page 1 of 6 THIS SAMPLE WORDING IS PRESENTED WITHOUT ANY RESPONSIBILITY ON OUR PART. THIS PROFORMA IS PROVIDED TO YOU AT YOUR REQUEST ONLY AS SUGGESTED WORDING FOR THE LETTER OF CREDIT. PLEASE NOTE THAT THE LETTER OF CREDIT IS IN DRAFT FORM ONLY AND REMAINS UNISSUED AND IS NOT AN ENFORCEABLE INSTRUMENT. BANK MAY, IN ITS SOLE DISCRETION, ACCEPT A PHOTOCOPY, FACSIMILE, ELECTRONICALLY TRANSMITTED, OR OTHER REPRODUCTION OF A SIGNED COPY OF THIS PROFORMA (INCLUDING A PDF VERSION RECEIVED VIA EMAIL) OR AN ELECTRONICALLY EXECUTED COPY OF THIS PROFORMA (INCLUDING VIA SWIFT OR DOCUSIGN) AS THE BINDING AND EFFECTIVE RECORD OF THIS PROFORMA, IN EACH CASE WITH THE SAME EFFECT AS AN ORIGINAL MANUALLY SIGNED PROFORMA, WHETHER OR NOT AN ORIGINAL MANUALLY SIGNED PROFORMA IS ALSO RECEIVED BY BANK FROM APPLICANT. APPLICANT REPRESENTS TO BANK THAT THE SIGNATURE (WHETHER A PHOTOCOPY, FACSIMILE, ELECTRONICALLY TRANSMITTED COPY OR REPRODUCTION OF AN INK SIGNATURE OR AN ELECTRONIC SIGNATURE) THAT APPEARS ON THE PROFORMA THAT IS TRANSMITTED BY APPLICANT TO BANK IN ANY MANNER IS INTENDED BY APPLICANT TO AUTHENTICATE THE PROFORMA AND EVIDENCE APPLICANT’S AGREEMENT WITH ITS TERMS NOTWITHSTANDING THAT SUCH SIGNATURE MAY NOT BE AN ORIGINAL MANUAL SIGNATURE. APPLICANT FURTHER AGREES THAT ANY SUCH PROFORMA RECEIVED BY BANK SHALL CONSTITUTE AN ORIGINAL DOCUMENT FOR ALL PURPOSES, INCLUDING ESTABLISHING THE PROVISIONS OF THE PROFORMA, SHALL BE BINDING ON AND ENFORCEABLE AGAINST APPLICANT, AND SHALL BE LEGALLY ADMISSIBLE UNDER THE BEST EVIDENCE RULE. APPLICANT(S) HEREBY AGREE WITH THE FORM AND WORDING OF THE FOLLOWING PROFORMA LETTER OF CREDIT, AND REQUEST THAT WELLS FARGO BANK, N.A. ISSUE THE LETTER OF CREDIT WITH SUCH FORM AND WORDING. IF THERE ARE MULTIPLE APPLICANTS FOR THE LETTER OF CREDIT, THE SIGNATURE OF ONE APPLICANT DENOTES APPROVAL BY ALL APPLICANTS AND BINDS ALL APPLICANTS. BY: AUTHORIZED SIGNATURE DATE: PRINTED NAME AND TITLE: THIS PROFORMA LETTER OF CREDIT IS AN INTEGRAL PART OF THE APPLICATION AND AGREEMENT FOR THE ISSUANCE OF THE LETTER OF CREDIT. THE LETTER OF CREDIT CANNOT BE ISSUED UNTIL THE PROFORMA LETTER OF CREDIT IS RETURNED TO US WITH THE APPLICANT'S SIGNATURE ABOVE. Irrevocable Standby Letter Of Credit IS000411186UNumber : November 2, 2023Issue Date : BENEFICIARY 300 PARK AVE. SO. L.L.C. C/O ROCKROSE DEVELOPMENT L.L.C. APPLICANT 1STDIBS.COM, INC. 51 ASTOR PLACE, 3RD FLOOR DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

ProForma Each page of this multipage document is an integral part of this Irrevocable Standby Letter of Credit Number IS000411186U  Page 2 of 6 15 EAST 26TH STREET, 7TH FLOOR ATTN: TED TRAUM NEW YORK, NEW YORK 10010 NEW YORK, NEW YORK 10003 1.0 LETTER OF CREDIT ISSUE AMOUNT EXPIRY DATEUSD 242,660.25 AUGUST 30, 2024 LADIES AND GENTLEMEN: AT THE REQUEST AND FOR THE ACCOUNT OF THE ABOVE REFERENCED APPLICANT, WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT (THIS "LETTER OF CREDIT") IN YOUR FAVOR IN THE AMOUNT OF TWO HUNDRED FORTY TWO THOUSAND, SIX HUNDRED SIXTY AND 25/100 U.S. DOLLARS (USD 242,660.25) AVAILABLE WITH US AT OUR ABOVE OFFICE BY PAYMENT AGAINST PRESENTATION OF THE FOLLOWING DOCUMENTS: 1. A DRAFT DRAWN ON US AT SIGHT MARKED "DRAWN UNDER WELLS FARGO BANK, N.A. STANDBY LETTER OF CREDIT NO. IS000411186U." 2. THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT AND ANY AMENDMENTS THERETO. 3. BENEFICIARY'S SIGNED AND DATED STATEMENT WORDED AS FOLLOWS (WITH THE INSTRUCTIONS IN BRACKETS THEREIN COMPLIED WITH): "THE UNDERSIGNED, AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY OF WELLS FARGO BANK LETTER OF CREDIT NO.IS000411186U HEREBY DRAWS THE AMOUNT OF THE DRAFT ACCOMPANYING THIS STATEMENT PURSUANT TO AND IN CONNECTION WITH THAT CERTAIN LEASE DATED (INSERT DATE) BETWEEN 1STDIBS.COM, INC. AND 300 PARK AVE. SO. L.L.C. (AS SUCH LEASE MAY BE AMENDED, RESTATED OR REPLACED)." DRAWINGS MAY ALSO BE PRESENTED TO US BY FACSIMILE TRANSMISSION TO FACSIMILE NUMBER 844-879-5593 (EACH SUCH DRAWING, A "FAX DRAWING"); PROVIDED, HOWEVER, THAT A FAX DRAWING WILL NOT BE EFFECTIVELY PRESENTED UNTIL YOU CONFIRM BY TELEPHONE OUR RECEIPT OF SUCH FAX DRAWING BY CALLING US AT TELEPHONE NUMBER 1-800-776-3862, OPTION 2. IF YOU PRESENT A FAX DRAWING UNDER THIS LETTER OF CREDIT YOU DO NOT NEED TO PRESENT THE ORIGINAL OF ANY DRAWING DOCUMENTS, AND IF WE RECEIVE ANY SUCH ORIGINAL DRAWING DOCUMENTS THEY WILL NOT BE EXAMINED BY US. IN THE EVENT OF A FULL OR FINAL DRAWING THE ORIGINAL STANDBY LETTER OF CREDIT MUST BE RETURNED TO US BY OVERNIGHT COURIER. THIS LETTER OF CREDIT EXPIRES AT OUR ABOVE OFFICE ON AUGUST 30, 2024. IT IS A CONDITION OF THIS LETTER OF CREDIT THAT SUCH EXPIRATION DATE SHALL BE DEEMED AUTOMATICALLY EXTENDED, WITHOUT WRITTEN AMENDMENT, FOR ONE YEAR PERIODS TO AUGUST 30 IN EACH SUCCEEDING CALENDAR YEAR, UNLESS AT LEAST 90 CALENDAR DAYS PRIOR TO SUCH EXPIRATION DATE WE SEND WRITTEN NOTICE TO YOU AT YOUR ADDRESS ABOVE BY OVERNIGHT COURIER OR REGISTERED MAIL THAT WE ELECT NOT TO EXTEND THE EXPIRATION DATE OF THIS LETTER OF CREDIT BEYOND THE DATE SPECIFIED IN SUCH NOTICE. THIS STANDBY LETTER OF CREDIT SHALL NOT BE EXTENDED BEYOND 11/30/2029 WHICH WILL BE CONSIDERED THE FINAL EXPIRATION DATE. ANY REFERENCE TO A FINAL EXPIRATION DATE DOES NOT IMPLY THAT WELLS FARGO BANK, N.A. IS OBLIGATED TO EXTEND THIS CREDIT BEYOND THE INITIAL EXPIRY DATE OR ANY EXTENDED DATE HEREOF. UPON OUR SENDING YOU SUCH NOTICE OF THE NON-EXTENSION OF THE EXPIRATION DATE OF THIS DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

ProForma Each page of this multipage document is an integral part of this Irrevocable Standby Letter of Credit Number IS000411186U  Page 3 of 6 LETTER OF CREDIT, YOU MAY ALSO DRAW UNDER THIS LETTER OF CREDIT, ON OR BEFORE THE EXPIRATION DATE SPECIFIED IN SUCH NOTICE, BY PRESENTATION OF THE FOLLOWING DOCUMENTS TO US AT OUR ABOVE ADDRESS: 1. A DRAFT DRAWN ON US AT SIGHT MARKED "DRAWN UNDER WELLS FARGO BANK, N.A. STANDBY LETTER OF CREDIT NO. IS000411186U. 2. THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT AND ANY AMENDMENTS THERETO. 3. YOUR SIGNED AND DATED STATEMENT WORDED AS FOLLOWS (WITH THE INSTRUCTIONS IN BRACKETS THEREIN COMPLIED WITH): "THE UNDERSIGNED, AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY OF WELLS FARGO BANK, N. A. LETTER OF CREDIT NO. IS000411186U, HEREBY DRAWS THE AMOUNT OF THE DRAFT ACCOMPANYING THIS STATEMENT PURSUANT TO AND IN CONNECTION WITH THAT CERTAIN LEASE DATED (INSERT DATE) BETWEEN 1STDIBS.COM, INC. AND 300 PARK AVE. SO. L.L.C. (AS SUCH LEASE MAY BE AMENDED, RESTATED OR REPLACED)." MULTIPLE AND PARTIAL DRAWING(S) ARE PERMITTED UNDER THIS LETTER OF CREDIT; PROVIDED, HOWEVER, THAT THE TOTAL AMOUNT OF ANY PAYMENT(S) MADE UNDER THIS LETTER OF CREDIT WILL NOT EXCEED THE TOTAL AMOUNT AVAILABLE UNDER THIS LETTER OF CREDIT. THIS LETTER OF CREDIT IS TRANSFERABLE ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE TRANSFEREE AND ONLY IN THE FULL AMOUNT AVAILABLE TO BE DRAWN UNDER THE LETTER OF CREDIT AT THE TIME OF SUCH TRANSFER. ANY SUCH TRANSFER MAY BE EFFECTED ONLY THROUGH WELLS FARGO BANK, N.A. AND ONLY UPON PRESENTATION TO US AT OUR PRESENTATION OFFICE SPECIFIED HEREIN OF A DULY EXECUTED TRANSFER REQUEST IN THE FORM ATTACHED HERETO AS EXHIBIT A, WITH INSTRUCTIONS THEREIN IN BRACKETS COMPLIED WITH, TOGETHER WITH THE ORIGINAL OF THIS LETTER OF CREDIT AND ANY AMENDMENTS THERETO. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE ORIGINAL OF THIS LETTER OF CREDIT, AND WE SHALL DELIVER SUCH ORIGINAL TO THE TRANSFEREE. THE TRANSFEREE'S NAME SHALL AUTOMATICALLY BE SUBSTITUTED FOR THAT OF THE BENEFICIARY WHEREVER SUCH BENEFICIARY'S NAME APPEARS WITHIN THIS STANDBY LETTER OF CREDIT. ALL CHARGES IN CONNECTION WITH ANY TRANSFER OF THIS LETTER OF CREDIT ARE FOR THE APPLICANT'S ACCOUNT AND SHALL NOT BE A CONDITION OF TRANSFER. WE AGREE IN THE EVENT THAT THE ORIGINAL OF THIS LETTER OF CREDIT IS LOST, STOLEN, MUTILATED OR DESTROYED THAT UPON YOUR REQUEST, WE WILL PROVIDE A REPLACEMENT TO THE ORIGINAL OF THIS LETTER OF CREDIT IN THE FORM OF AN AUTHENTICATED COPY OF THE ORIGINAL LETTER OF CREDIT PROVIDED THAT YOUR REQUEST IS ACCOMPANIED BY YOUR INDEMNIFICATION IN FORMAT AND SUBSTANCE ACCEPTABLE TO US (THE FORM OF WHICH WE WILL PROVIDE TO YOU UPON REQEUST) AND OUR CUSTOMARY FEE. WE FURTHER AGREE THAT FOR PURPOSES OF THIS LETTER OF CREDIT, SUCH AN AUTHENTICATED COPY OF THIS LETTER OF CREDIT SHALL BE CONSIDERED THE ORIGINAL OF THIS LETTER OF CREDIT. WE WILL NOT BE LIABLE FOR DELAY, NON-RETURN OF DOCUMENTS, NON-PAYMENT, OR OTHER ACTION OR INACTION COMPELLED BY A LAW, EXECUTIVE OR JUDICIAL ORDER OR GOVERNMENT REGULATION APPLICABLE TO US. WE HEREBY ENGAGE WITH YOU THAT EACH DRAFT DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED IF PRESENTED TOGETHER WITH THE DOCUMENTS SPECIFIED IN THIS LETTER OF CREDIT AT OUR OFFICE LOCATED AT, 401 N. RESEARCH PKWY, MAC D4004-017, WINSTON-SALEM, NC 27101, ATTENTION: US TRADE SERVICES, STANDBY LETTERS OF CREDIT ON OR BEFORE THE ABOVE STATED EXPIRY DATE, OR ANY EXTENDED EXPIRY DATE IF APPLICABLE. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

ProForma Each page of this multipage document is an integral part of this Irrevocable Standby Letter of Credit Number IS000411186U  Page 4 of 6 THIS IRREVOCABLE STANDBY LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING. THIS UNDERTAKING IS INDEPENDENT OF AND SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED OR INCORPORATED BY REFERENCE TO ANY DOCUMENT, CONTRACT OR AGREEMENT REFERENCED HEREIN OTHER THAN THE STIPULATED ICC RULES AND GOVERNING LAWS. CANCELLATION PRIOR TO EXPIRATION: YOU MAY RETURN THIS LETTER OF CREDIT TO US FOR CANCELLATION PRIOR TO ITS EXPIRATION PROVIDED THAT THIS LETTER OF CREDIT IS ACCOMPANIED BY YOUR WRITTEN AGREEMENT TO ITS CANCELLATION. SUCH WRITTEN AGREEMENT TO CANCELLATION SHOULD SPECIFICALLY REFERENCE THIS LETTER OF CREDIT BY NUMBER, CLEARLY INDICATE THAT IT IS BEING RETURNED FOR CANCELLATION AND BE SIGNED BY A PERSON IDENTIFYING THEMSELVES AS AUTHORIZED TO SIGN FOR YOU. EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICE 1998, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590. Authorized Signature By: Very Truly Yours, WELLS FARGO BANK, N.A. The original of the Letter of Credit contains an embossed seal over the Authorized Signature. Please direct any written correspondence or inquiries regarding this Letter of Credit, always quoting our reference number, to Wells Fargo Bank, National Association, Attn: U.S. Standby Trade Services at either 794 Davis Street, 2nd Floor MAC A0283-023, San Leandro, CA 94577-6922 or 401 N. Research Pkwy, 1st Floor MAC D4004-017, WINSTON-SALEM, NC 27101-4157 Phone inquiries regarding this credit should be directed to our Standby Customer Connection Professionals 1-800-776-3862 Option 2 (Hours of Operation: 8:00 a.m. ET to 5:00 p.m. PT) DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

ProForma Each page of this multipage document is an integral part of this Irrevocable Standby Letter of Credit Number IS000411186U  Page 5 of 6 EXHIBIT A REQUEST FOR FULL TRANSFER OF LETTER OF CREDIT TO: WELLS FARGO BANK, N.A. DATE: ________________________________ STANDBY LETTER OF CREDIT DEPARTMENT 794 DAVIS STREET, 2ND FLOOR, MAC A0283-023 SAN LEANDRO, CA 94577-6922 STANDBY LETTER OF CREDIT DEPARTMENT 401 NORTH RESEARCH PARKWAY, 1ST FLOOR, MAC D4004-012 WINSTON-SALEM, NC 27101-4157 LETTER OF CREDIT NUMBER: IS000411186U WELLS FARGO REF NUMBER (IF DIFFERENT): ________________ ISSUING BANK: ______________________________________________________________________________ FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY OF THE ABOVE REFERENCED LETTER OF CREDIT (THE "TRANSFEROR") HEREBY IRREVOCABLY TRANSFERS ALL ITS RIGHTS UNDER THE LETTER OF CREDIT AS AMENDED TO THIS DATE (THE "CREDIT") TO THE FOLLOWING TRANSFEREE (THE "TRANSFEREE"): TRANSFEREE NAME:________________________________________________________________________ ADDRESS: ________________________________________________________________________________ _________________________________________________________________________________________ PHONE NUMBER: _________________________________________________ BY THIS TRANSFER, ALL RIGHTS OF TRANSFEROR IN THE LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE, AND THE TRANSFEREE SHALL BE THE SOLE BENEFICIARY OF THE LETTER OF CREDIT, POSSESSING ALL RIGHTS PERTAINING THERETO, INCLUDING, BUT NOT LIMITED TO, SOLE RIGHTS RELATING TO THE APPROVAL OF ANY AMENDMENTS MADE AFTER THE DATE HEREOF. YOU ARE HEREBY IRREVOCABLY INSTRUCTED TO ADVISE FUTURE AMENDMENT(S) TO THE LETTER OF CREDIT TO THE TRANSFEREE WITHOUT THE TRANSFEROR'S CONSENT OR NOTICE TO THE TRANSFEROR. ENCLOSED ARE THE ORIGINAL LETTER OF CREDIT AND THE ORIGINAL OF ALL AMENDMENTS ISSUED TO DATE WHICH WE REQUEST THAT WELLS FARGO SEND TO THE TRANSFEREE AFTER NOTING THIS TRANSFER ON THE CREDIT. WE REPRESENT AND WARRANT TO WELLS FARGO THAT TO THE BEST OF OUR KNOWLEDGE THIS TRANSFER AND THE TRANSACTION(S) THEREUNDER DO NOT VIOLATE ANY LAW OR REGULATION. PLEASE NOTIFY THE TRANSFEREE OF THIS TRANSFER AND OF THE TERMS AND CONDITIONS OF THE LETTER OF CREDIT AS TRANSFERRED. THIS TRANSFER WILL BECOME EFFECTIVE UPON WELLS FARGO BANK, N.A.'S WRITTEN NOTIFICATION TO THE TRANSFEREE THAT SUCH TRANSFER WAS EFFECTED. _________________________________________ [TRANSFEROR'S NAME] DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

ProForma Each page of this multipage document is an integral part of this Irrevocable Standby Letter of Credit Number IS000411186U  Page 6 of 6 BY: ___________________________________ PRINTED NAME: ________________________ TITLE: _________________________________ PHONE NUMBER: _______________________ THE BANK SIGNING BELOW GUARANTEES THAT THE TRANSFEROR'S SIGNATURE IS GENUINE AND THAT THE INDIVIDUAL SIGNING THIS TRANSFER REQUEST HAS THE AUTHORITY TO DO SO: ________________________________________ [BANK'S NAME] BY: __________________________________ PRINTED NAME: __________________________ TITLE: __________________________________ ------------------------------------------------------------------------------------------------------------------------------------------------- AS AN ALTERNATIVE TO THE ABOVE REQUIREMENT FOR A BANK'S SIGNATURE GUARANTEE, THE FOLLOWING AUTHORIZED SIGNER CERTIFICATION MAY BE COMPLETED: I, THE UNDERSIGNED DO HEREBY CERTIFY THAT I HOLD THE TITLE OF __ SECRETARY, __ ASSISTANT SECRETARY, __CHIEF FINANCIAL OFFICER, __ CHIEF EXECUTIVE OFFICER, __PRESIDENT, __ VICE PRESIDENT, __ TREASURER, __ MANAGING MEMBER, __ MANAGER, OR __ OTHER ________________________ AND I AM AUTHORIZED TO CERTIFY ON BEHALF OF THE BENEFICIARY, AS OF THE DATE OF THIS AUTHORIZED SIGNER CERTIFICATION, THAT THE PERSON(S) SIGNING AS TRANSFEROR ABOVE PRESENTLY HOLDS THE TITLE SPECIFIED IN THE TRANSFEROR SIGNATORY SECTION AND THE SIGNATURE IS GENUINE OF SUCH PERSON. THAT SUCH PERSON SIGNING ABOVE AS TRANSFEROR IS AUTHORIZED ON BEHALF OF THE BENEFICIARY TO ENTER INTO OR EXECUTE AND DELIVER THIS REQUEST TO TRANSFER A LETTER OF CREDIT ISSUED BY WELLS FARGO BANK, N.A. INCLUDING THE ABOVE TERMS AND CONDITIONS IN SUCH REQUEST FOR FULL TRANSFER OF LETTER OF CREDIT. WITNESS WHEREOF, I HAVE HEREUNTO SUBSCRIBED MY NAME THIS DAY OF , 20 . *BY: __________________________________________________ (SIGNATURE) PRINTED NAME: _____________________________________________ *THE PERSON MAKING THIS CERTIFICATION MAY NOT BE THE AUTHORIZED SIGNATORY ON THE REQUEST FOR FULL TRANSFER OF LETTER OF CREDIT. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

EXHIBIT G REQUIREMENTS REGARDING USE OF ROOF DECK Use of the Roof Deck will be subject to additional Rules and Regulations to be promulgated by Landlord from time to time upon reasonable advanced written notice. Tenant’s exclusive use of the Roof Deck is subject to the following: 1. Without limiting the prior sentence, Landlord reserves the right to terminate Tenant’s right to reserve the Roof Deck for exclusive use if Tenant is in monetary or material non- monetary default (beyond the expiration of any applicable grace, notice and/or cure periods) under the Lease and/or if Tenant violates any material provisions of this Lease (including Rules and Regulations) relating to use of the Roof Deck (beyond the expiration of any applicable grace, notice and/or cure periods). 2. For so long as Tenant complies with the Roof Deck Occupancy Requirements, Tenant shall have the right to reserve the Roof Deck for its exclusive use, subject to the terms of the Lease and these rules and regulations, and excluding holidays and other event days (e.g. the Super Bowl). Reservations by Tenant for exclusive use of the Roof Deck will be made with Landlord on a first-come, first served basis no later than 15 days prior to the event. Reservations shall be made by providing the following information: hours; number of guests; purpose of party; names of caterers, and any people or companies who will be at the Building that is not currently a tenant in the building (if any) 3. Tenant’s exclusive use of the Roof Deck may be for professional social events only (that is, business events hosted and sponsored by Tenant) and may not be used for personal social events or for events hosted or sponsored by anyone other than Tenant. 4. The Roof Deck may be reserved for Tenant’s exclusive use year-round (weather permitting), between the hours of 8 am and 10 pm on Business Days and 9 am and 10 pm on all other days. Such hours include all time required for setup through departure of all persons attending or servicing the event. Exclusive use of the Roof Deck shall be scheduled in minimum increments of 4 hours. Any deliveries made in connection with any event on the Roof Deck must use the freight elevator to the 15th floor, which must be reserved as set forth in the Lease, and the emergency staircase from the 15th floor to the Roof Deck. 5. All catering and other services for events on the Roof Deck shall be provided by contractors and other providers approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Prior to entering the Building, all such contractors and other providers must provide Landlord with an insurance certificate, naming Landlord, Landlord’s Agent and the other Insured Parties as additional insureds, and evidencing coverage effective on the date of the event substantially in accordance with the same certificate attached hereto as Exhibit 1. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

6. Tenant shall pay Landlord at the time of reservation a deposit in an amount equal to 4 times the hourly Roof Deck Fee, which amount shall be credited against the actual Roof Deck Fee payable by Tenant. Such deposit shall be refundable up until 48 hours prior to the time reserved for the event, and non-refundable thereafter. 7. As of the Effective Date, the hourly Roof Deck Fee is $200, which fee is subject to increase from time to time to cover Landlord’s actual out-of-pocket costs as reasonably determined by Landlord. The Roof Deck Fee includes the costs to Landlord of providing additional security on the Roof Deck, and the costs of normal cleaning the Roof Deck after the event and removal of refuse (i.e. wiping down of furniture, sweeping and clearing of garbage receptacles; removal of excess garbage and extra cleaning would be subject to additional charges ). Such fee does not include extraordinary cleaning and removal of any property left by Tenant after the period of exclusive use expires, all of which shall be performed by Tenant at its sole cost, and may be performed by Landlord at Tenant’s expense if Tenant fails to perform same. In addition, if in Landlord’s reasonable opinion, more than one (1) security personnel is needed, then Landlord will provide such additional personnel and charge Tenant an additional fee therefor at the rate of $75 per hour (such amount to be increased from time to time in the same manner as the hourly Roof Deck Fee). The Roof Deck Fee and any other amount due by Tenant to Landlord as set forth on these rules and regulations are Additional Rent, and except as otherwise expressly provided, shall be due and payable within 30 Business Days after receipt from Landlord of an invoice therefor. 8. Tenant agrees and acknowledges that if during a Roof Deck event, anything is dropped or thrown from, or pushed off, or falls from, the Roof Deck, or if anyone at the event is inebriated, high, belligerent, raucous, or disruptive, Landlord’s security personnel shall have the right to remove from the Building any such person causing a disruption and/or to immediately terminate the event, in which event Tenant shall cooperate with such security personnel to cause such persons to be removed, and/or to cause the Roof Deck to be promptly vacated. The decisions of Tenant’s security personnel are final. 9. Maximum number of people allowed on the Roof Deck at any time is 74 people. Tenant may request Landlord to approve additional people, which request Landlord may approve or reject in its sole discretion, including without limitation, conditioning such approval on Tenant obtaining any necessary licenses or permits in connection therewith, and filing for such licenses or permits with Landlord’s code consultant or expeditor. 10. An officer of Tenant shall be present at any Roof Deck event. 11. Tenant shall cause all of its employees, contractors, guests and other invitees to use the Roof Deck in compliance with all Requirements, including those regarding noise. Tenant shall obtain all permits and licenses required in connection with its use of the roof deck (including without limitation for use of amplified equipment), and provide copies thereof to Landlord prior to any period of exclusive use. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

12. Tenant acknowledges that there is no temporary storage available on the Roof Deck, and Tenant agrees that it shall remove all of its property (including without limitation, tables, chairs, bars, and catering equipment) prior to the end of any exclusive use period, and in the event that Tenant fails to remove any of such property, Landlord shall (in addition to its other remedies) be entitled to charge the hourly Roof Deck Fee until such time as all of such property is removed. 13. Tenant shall not sell or permit the sale of alcohol during its exclusive use of the Roof Deck under any circumstances whatsoever provided Tenant and its employees, guests, invitees, and clients shall be permitted to serve (to Tenant’s employees, guests, invitees and clients, without payment therefor),and consume alcohol in accordance with this Exhibit H and the Lease. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

DocuSign Envelope ID: 888CF039-07D3-496C-95C7-52F6CAE9878F

Exhibit 1

ACORD® CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY)

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER Broker Address	CONTACT NAME: Broker Contact PHONE (A/C, No, Ext): FAX (A/C, No): E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A: Insurance Company	
INSURER B: Insurance Company	
INSURER C: Insurance Company	
INSURER D:	
INSURER E:	
INSURER F:	

INSURED
Tenants / Vendors Name
Address
City, State Zip

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS-MADE X OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY PRO-JECT X LOC			Policy #	Eff Date	Eff Date	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 100,000
							MED EXP (Any one person)	$ 10,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 2,000,000
								$
A	AUTOMOBILE LIABILITY X ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS X HIRED AUTOS X NON-OWNED AUTOS			Policy #	Eff Date	Eff Date	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
B	X UMBRELLA LIAB X OCCUR EXCESS LIAB CLAIMS-MADE DED X RETENTION $ 10,000			Policy #	Eff Date	Eff Date	EACH OCCURRENCE	$ 5,000,000
							AGGREGATE	$ 5,000,000
								$
C	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A		Policy #	Eff Date	Eff Date	X WC STATU-TORY LIMITS OTH-ER	
							E.L. EACH ACCIDENT	$ Statutory Limit
							E.L. DISEASE - EA EMPLOYEE	$ Statutory Limit
							E.L. DISEASE - POLICY LIMIT	$ Statutory Limit

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

As respects to the space leased or work to be performed by the named insured at 300 Park Avenue South, NY, New York 10010. 300 Park Ave. So. L.L.C., Rockrose Development Corp., Rockrose Development I Corp., Rockrose Development L.L.C. and their respective directors, shareholders, partners, officers, members, affiliates, subsidiaries, managers, agents, employees, companies, corporations, partnerships, limited liability partnerships, limited liability companies, firms, trusts, trustees, successors, assigns, mortgagees and/or other designees of any of the above are additional insured as required by written contract. Coverage is primary and non-contributory. The named insured waives their right of subrogation against the certificate holder and all additional insureds. [FOR NY LOCATIONS, ADD: The general liability and umbrella policies do not have a third party action over exclusion or exclusions related to New York Labor Law.]

CERTIFICATE HOLDER	CANCELLATION
300 Park Ave. So. L.L.C. c/o Rockrose Development L.L.C.; Attn: Property Manager 15 East 26th Street, 7th Floor New York NY 10010	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE Must be signed by authorized broker

© 1988-2010 ACORD CORPORATION. All rights reserved.

ACORD 25 (2010/05) The ACORD name and logo are registered marks of ACORD

GENERAL RULES AND REGULATIONS The Roof Deck at 300 Park Avenue South, New York, NY is a special amenity for tenants of the Building (“Tenants”). All Tenants should enjoy the Roof Deck responsibly and carefully. Please observe the following guidelines. • Share the Rooftop with others; it is for the nonexclusive use of Tenants unless reserved for special tenant functions. • To ensure a comfortable atmosphere for everyone, please be courteous and respectful to others. No abusive or provocative language. • Appropriate attire inclusive of shirt or top, shorts and or pants, and appropriate shoes. No bare feet allowed. • Any spills must be cleaned immediately. • Act responsibly. Tenant is responsible for Tenant’s employees, agents, contractors, subcontractors, invitees and others who have gained access to the Roof Deck in connection with the Event (“Guests”). • For safety purposes, glass containers are not allowed on the roof deck. Caterers are allowed to pour drinks from glass containers, but all users and guests must use plastic containers. • Barbeques or other cooking devices are not allowed. • Do not use or operate any equipment or machinery which produces music, sound or noise which is audible beyond the Roof Deck. • No items likely to be blown off the roof are allowed. Tenants and contractors should be aware of potential wind hazards. • Any property, furniture or equipment (e.g. chairs, tables, benches) on the Roof Deck shall not be removed from the Roof Deck area for any reason without the prior written consent of Building Management. • Doors shall not be propped open. • Do not throw or permit to be thrown from the Roof Deck any refuse or other objects. • Do not place, exhibit or affix any signs, advertisements, notices or banners on any part of the Roof Deck. • Tenants shall pay for any loss or damage to property for which they are responsible. • Tenants are fully responsible for personal items that are lost, stolen, or damaged at the Roof Deck. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

• Recognize that there is a possibility of physical injury or death arising out of Tenant’s and/or Guests’ use of the Rooftop. Tenant and Guests use the Rooftop at their own risk. • Smoking is NOT permitted on the Roof Deck. • Landlord may close the Roof Deck at any time and from time to time as reasonably determined by Landlord, for purposes of repair, cleaning, emergency. Or for any other reason reasonably determined by Landlord. • Users must immediately notify the building management in the event they discover any unsafe or hazardous defect or condition relating to the Roof Deck Facility, or any serious breakage, fire or disorder at the Roof Deck. • Please note that any User who continuously or intentionally disregards and/or breaks the Rules & Regulations of the Roof Deck will have all building amenity privileges revoked, including but not limited to the Roof Deck, indefinitely. DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F

EXHIBIT H FORM OF COMMENCEMENT DATE AGREEMENT COMMENCEMENT DATE AGREEMENT THIS COMMENCEMENT DATE AGREEMENT is made as of __________, 202__, between 300 PARK AVE. SO. L.L.C. (“Landlord”) and 1STDIBS.COM, INC. (“Tenant”). W I T N E S S E T H: WHEREAS, Landlord and Tenant are parties to the Office Lease (the “Lease”), dated as of _________, 2023, regarding certain premises leased by Landlord to Tenant at 300 Park Avenue South, New York, NY; and WHEREAS, the Lease provides that the parties shall execute an agreement setting forth the Commencement Date, the Rent Commencement Date and the Initial Expiration Date; NOW THEREFORE, the parties hereto, intending to be legally bound and hereby covenant and agree as follows: 1. Capitalized terms used but not defined herein shall have the meanings given them in the Lease. 2. The Commencement Date is ______________, the Rent Commencement Date is ______________, and the Initial Expiration Date is ______________. IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above. Landlord 300 PARK AVE. SO. L.L.C. By: ______________________ Name: Title: Tenant 1STDIBS.COM, INC. By: ______________________ Name: Title: DocuSign Envelope ID: 9A9C9B12-A895-460A-B922-02EA96CBF419888 F039-07D3 96C 95C7 5 F6CAE9878F